  As filed with the Securities and Exchange Commission on June 29, 1999.
                                             1933 Act Registration No. 333-14729
                                             1940 Act Registration No. 811-07755
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-1A


      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]
      Pre-Effective Amendment No.  ___                                [_]
      Post-Effective Amendment No. 5                                  [X]

                                    and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [_]
      Amendment No. 5                                                 [X]

                        (Check appropriate box or boxes)

                      Nuveen Flagship Multistate Trust II
               (Exact name of Registrant as Specified in Charter)

  333 West Wacker Drive, Chicago, Illinois              60606
  (Address of Principal Executive Office)             (Zip Code)


       Registrant's Telephone Number, including Area Code: (312) 917-7700

            Gifford R. Zimmerman, Esq.--Vice President and Secretary
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                    (Name and Address of Agent for Service)

                                With a copy to:
                                Thomas S. Harman
                          Morgan, Lewis & Bockius LLP
                              1800 M Street, N.W.
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursu-        [_] on (date) pursuant to paragraph
    ant to paragraph (b)                      (a)(1)
                                          [_] 75 days after filing pursuant to
                                               paragraph (a)(2)
[_] 60 days after filing pursuant         [_] on (date) pursuant to paragraph
    to paragraph (a)(1)                       (a)(2) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previ-ously filed post-effective amendment.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    CONTENTS

                                       OF

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                               FILE NO. 333-14729

                                      AND

                             REGISTRATION STATEMENT

                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                               FILE NO. 811-07755

    This Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Part A-The Prospectus

                 Part B-The Statement of Additional Information

                 Copy of Annual Reports and Semi-Annual Reports to
                  Shareholders (the financial statements from which are incorporated by reference into the Statement of Additional Information)

                 Part C-Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

                               PART A--PROSPECTUS

                      NUVEEN FLAGSHIP MULTISTATE TRUST II

                             333 West Wacker Drive

                            Chicago, Illinois 60606

                                                         July 1, 1999 Prospectus

                                                                          NUVEEN
                                                                    Mutual Funds

Nuveen Municipal Bond Funds

[PHOTO]

Dependable, tax-free income to help you keep more of what you earn.


New York
New York Insured
New Jersey
Connecticut


Featuring Portfolio Management By Nuveen Investment Advisory Services
                                     A Premier Adviser(SM) for Income Investing


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment Strategy

Risks

Fees, Charges and Expenses

Shareholder Instructions

Performance and Current Portfolio Information


Table of Contents

Section 1  The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                               1
Nuveen Flagship Connecticut Municipal Bond Fund                            2
Nuveen Flagship New Jersey Municipal Bond Fund                             4
Nuveen Flagship New York Municipal Bond Fund                               6
Nuveen New York Insured Municipal Bond Fund                                8

Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                     10
What Securities We Invest in                                              11
How We Select Investments                                                 13
What the Risks Are                                                        13
How We Manage Risk                                                        14

Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                               15
How to Reduce Your Sales Charge                                           17
How to Buy Shares                                                         17
Systematic Investing                                                      18
Special Services                                                          18
How to Sell Shares                                                        19

Section 4  General Information

This section summarizes the funds distribution policies and other general information.

Dividends, Distributions and Taxes                                        21
Distribution and Service Plans                                            22
Net Asset Value                                                           23
Fund Service Providers                                                    23
Year 2000                                                                 24

Section 5  Financial Highlights

This section provides the funds' financial performance
for the past five years.                                                  25

Appendix  Additional State Information                                    29

                                                               June 28, 1999

Section 1  The Funds

     Nuveen Flagship Connecticut Municipal Bond Fund
     Nuveen Flagship New Jersey Municipal Bond Fund
     Nuveen Flagship New York Municipal Bond Fund
     Nuveen New York Insured Municipal Bond Fund

Introduction

This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.



--------------------------------------------------------------------------------
NOT FDIC OR GOVERNMENT INSURED        MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------


                                                            Section 1 The Fund 1

[LOGO]  Nuveen Flagship Connecticut Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Connecticut bonds. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

 .  Earn regular monthly tax-free dividends;
 .  Preserve investment capital over time;
 .  Reduce taxes on investment income;
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 .  Pursue long term growth;
 .  Invest through an IRA or 401(k) plan;
 .  Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

  Total Returns/1/

                       [CLASS A BAR GRAPH APPEARS HERE]

                             Class A Annual Return

          1989..........  10.0%
          1990..........   5.1
          1991..........  11.5
          1992..........   8.9
          1993..........  12.3
          1994..........  -6.2
          1995..........  16.6
          1996..........   4.2
          1997..........   8.8
          1998..........   5.8

During the ten years ending December 31, 1998, the highest and lowest quarterly returns were 6.70% and-5.59%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                        Average Annual Total Returns for
                      the Periods Ending December 31, 1998

Class                           1 Year   5 Year   10 Year
-----------------------------------------------------------
Class A (Offer)                   1.43%    4.68%     7.07%
Class B                            .99%    4.74%     7.06%
Class C                           5.26%    4.99%     6.93%
Class R                           5.95%    5.70%     7.59%
-----------------------------------------------------------
LB Market
 Benchmark/2/                     6.48%    6.22%     8.22%
Lipper
 Peer Group/3/                    5.80%    5.23%     7.54%


2 Section 1  The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                        A          B         C       R/5/
--------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                    4.20%/6/     None      None     None
--------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends             None     None      None     None
--------------------------------------------------------------------
Exchange Fees                       None     None      None     None
--------------------------------------------------------------------
Deferred Sales Charge/7/         None/8/    5%/9/    1%/10/     None
--------------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets


Share Class                              A         B         C         R
---------------------------------------------------------------------------
Management Fees                         .54%      .54%      .54%      .54%
---------------------------------------------------------------------------
12b-1 Distribution and Service Fees     .20%      .95%      .75%       --%
---------------------------------------------------------------------------
Other Expenses                          .15%      .15%      .15%      .15%
---------------------------------------------------------------------------
Total Operating Expense--Gross+         .89%     1.64%     1.44%      .69%
---------------------------------------------------------------------------

+ After Expense Reimbursements
---------------------------------------------------------------------------
  Expense Reimbursements               (.03%)    (.03%)    (.03%)    (.03%)
---------------------------------------------------------------------------
  Total Operating Expenses--Net         .86%     1.61%     1.41%      .66%
---------------------------------------------------------------------------
Reflects a voluntary expense limitation by the fund's investment adviser which may be modified or discontinued at any time.
---------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                       Redemption                       No Redemption
Share Class     A        B        C      R        A        B        C       R
------------------------------------------------------------------------------
1 Year       $  507   $  562   $  147   $ 70   $  507   $  167   $  147   $ 70
------------------------------------------------------------------------------
3 Years      $  692   $  836   $  456   $221   $  692   $  517   $  456   $221
------------------------------------------------------------------------------
5 Years      $  892   $1,006   $  787   $384   $  892   $  892   $  787   $384
------------------------------------------------------------------------------
10 Years     $1,470   $1,743   $1,724   $859   $1,470   $1,743   $1,724   $859
------------------------------------------------------------------------------

How the Fund Is Invested (as of 2/28/99)

Portfolio Statistics

Effective Maturity                 18.40 years
----------------------------------------------
Average Effective Duration                6.16
----------------------------------------------
Weighted Average Credit Quality             AA
----------------------------------------------
Number of Issues                           136
----------------------------------------------

Credit Quality

AAA/U.S. Guaranteed                        52%
----------------------------------------------
AA                                         19%
----------------------------------------------
A                                          19%
----------------------------------------------
BBB/NR                                     10%
----------------------------------------------

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

U.S. Guaranteed                       14%
Tax Obligation Limited                16%
Utilities                             13%
Educational and Civic Organizations   17%
Health Care                           12%
Other                                 28%

 1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-
    date return as of 3/31/99 was   %.

 2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

 3. Peer Group returns represent the average annualized returns of the funds in the Lipper Connecticut Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

 4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

 5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

 7. As a percentage of lesser of purchase price or redemption proceeds.

 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                         Section 1  The Funds  3

Nuveen Flagship New Jersey Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.


The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in New Jersey bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
 .  Earn regular monthly tax-free dividends;
 .  Preserve investment capital over time;
 .  Reduce taxes on investment income;
 . Set aside money systematically for retirement, estate planning or college funding.
You should not invest in this fund if you seek to:

 .  Pursue long term growth;
 .  Invest through an IRA or 401(k) plan;
 .  Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past six years as well as annualized fund and index returns for the one- and five-year and since inception periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past six years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/
                      [BAR CHART APPEARS HERE]
                       Class A Annual Returns

1993    12.4%
1994    -4.4%
1995    14.9%
1996     3.6%
1997     8.9%
1998     5.4%

During the six years ending December 31, 1998, the highest and lowest quarterly returns were 5.55% and -4.95%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, and 5-year and since inception average annual return table does.


                        Average Annual Total Returns for
                      the Periods Ending December 31, 1998
                      ------------------------------------
Class                          1 Year    5 Year   10 Year
----------------------------------------------------------
Class A (Offer)                 .97%     4.58%       6.34%
Class B                         .39%     4.56%       6.25%
Class C                        4.63%     4.78%       6.28%
Class R                        5.49%     5.72%       7.26%
----------------------------------------------------------
LB Market
 Benchmark/2/                  6.48%     6.22%       7.58%
Lipper
 Peer Group/3/                 5.75%     5.32%       6.98%

4 Section 1  The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment
Share Class                                                    A          B         C      R/5/
-----------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                                4.20%/6/     None      None    None
-----------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                                         None     None      None    None
-----------------------------------------------------------------------------------------------
Exchange Fees                                                   None     None      None    None
-----------------------------------------------------------------------------------------------
Deferred Sales Charge/7/                                     None/8/    5%/9/    1%/10/    None
-----------------------------------------------------------------------------------------------
Annual Fund Operating Expenses/11/
Paid From Fund Assets
Share Class                                                      A          B       C       R
-----------------------------------------------------------------------------------------------
Management Fees                                                 .55%      .55%    .55%    .55%
-----------------------------------------------------------------------------------------------
12b-1 Distribution and Service Fees                              .20%    .95%    .75%     --%
-----------------------------------------------------------------------------------------------
Other Expenses                                                   .27%    .26%    .27%    .27%
-----------------------------------------------------------------------------------------------
Total Operating Expense--Gross+                                 1.02%   1.76%   1.57%    .82%
-----------------------------------------------------------------------------------------------

 + After Expense Reimbursements
-----------------------------------------------------------------------------------------------
   Expense Reimbursements                                       (.36%)  (.37%)  (.36%)  (.35%)
-----------------------------------------------------------------------------------------------
   Total Operating Expenses--Net                                 .66%   1.39%   1.21%    .47%
-----------------------------------------------------------------------------------------------
Reflects a voluntary expense limitation by the fund's investment adviser which may be modified or discontinued at any time.
-----------------------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                                            Redemption                    No Redemption
Share Class                A       B       C       R       A       B       C       R
---------------------------------------------------------------------------------------
1 Year                   $  520  $  574  $  160  $   84  $  520  $  179  $  160  $   84
---------------------------------------------------------------------------------------
3 Years                  $  731  $  871  $  496  $  262  $  731  $  554  $  496  $  262
---------------------------------------------------------------------------------------
5 Years                  $  960  $1,068  $  855  $  455  $  960  $  954  $  855  $  455
---------------------------------------------------------------------------------------
10 Years                 $1,615  $1,878  $1,867  $1,014  $1,615  $1,878  $1,867  $1,014
---------------------------------------------------------------------------------------

How the Fund Is Invested (as of 2/28/99)

Portfolio Statistics

Effective Maturity                                 16.54 years
--------------------------------------------------------------
Average Effective Duration                                6.24
--------------------------------------------------------------
Weighted Average Credit Quality                             AA
--------------------------------------------------------------
Number of Issues                                           138
--------------------------------------------------------------

Credit Quality

AAA/U.S. guaranteed             60%
-----------------------------------
AA                              10%
-----------------------------------
A                                6%
-----------------------------------
BBB                             11%
-----------------------------------
N/R                             10%
-----------------------------------
Below Investment Grade           3%
-----------------------------------

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

U.S. Guaranteed                 12%
Tax Obligation Limited          17%
Educational and Civic
 Organizations                   8%
Transportation                  13%
Tax Obligation/General          12%
Other                           38%

 1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-
    date return as of 3/31/99 was   %.
 2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

 3. Peer Group returns reflect the performance of the Lipper New Jersey Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper New Jersey Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
 4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                         Section 1  The Funds  5

[LOGO] Nuveen Flagship New York Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in New York bonds. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
 .  Earn regular monthly tax-free dividends;
 .  Preserve investment capital over time;
 .  Reduce taxes on investment income;
 . Set aside money systematically for retirement, estate planning or college funding.
You should not invest in this fund if you seek to:
 .  Pursue long term growth;
 .  Invest through an IRA or 401(k) plan;
 .  Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/
              [BAR CHART APPEARS HERE]
              Class A Annual Returns

1989     10.6%
1990      3.8
1991     13.6
1992     10.1
1993     12.7
1994     -6.5
1995     17.6
1996      4.0
1997      9.3
1998      6.4

During the ten years ending December 31, 1998, the highest and lowest quarterly returns were 7.07% and -5.20%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                        Average Annual Total Returns for
                      the Periods Ending December 31, 1998

Class              1 Year   5 Year   10 Year
--------------------------------------------
Class A (Offer)    1.88%    4.97%     7.50%
Class B            1.54%    5.02%     7.39%
Class C            5.66%    5.27%     7.25%
Class R            6.53%    6.17%     8.24%
--------------------------------------------
LB Market
 Benchmark/2/      6.48%    6.22%     8.22%
Lipper
 Peer Group/3/     5.79%    5.26%     7.63%

6 Section 1  The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment


Share Class                                 A         B       C       R/5/
----------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                             4.20%/6/    None    None     None
----------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                  None        None    None     None
----------------------------------------------------------------------------
Exchange Fees                            None        None    None     None
----------------------------------------------------------------------------
Deferred Sales Charge/7/                 None/8/     5%/9/   1%/10/   None
----------------------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                 A         B       C       R
----------------------------------------------------------------------------
Management Fees                            .54%     .54%    .54%    .54%
----------------------------------------------------------------------------
12b-1 Distribution and Service Fees        .20%     .95%    .75%     --%
----------------------------------------------------------------------------
Other Expenses                             .20%     .19%    .20%    .20%
----------------------------------------------------------------------------
Total Operating Expenses--Gross+           .94%    1.68%   1.49%    .74%
----------------------------------------------------------------------------

   + After Expense Reimbursements
   ----------------------------------------------------------------------------
     Expense Reimbursements               (.15%)   (.11%)  (.14%)  (.15%)
   ----------------------------------------------------------------------------
     Total Operating Expenses--Net         .79%    1.57%   1.35%    .59%
----------------------------------------------------------------------------



The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                                             Redemption                  No Redemption
Share Class                          A        B       C      R      A       B       C      R
------------------------------------------------------------------------------------------------
1 Year                             $  512  $  566  $  152  $ 76  $  512  $  171  $  152  $  76
------------------------------------------------------------------------------------------------
3 Years                            $  707  $  848  $  471  $237  $  707  $  530  $  471  $ 237
------------------------------------------------------------------------------------------------
5 Years                            $  918  $1,027  $  813  $411  $  918  $  913  $  813  $ 411
------------------------------------------------------------------------------------------------
10 Years                           $1,526  $1,790  $1,779  $918  $1,526  $1,790  $1,779  $ 918
------------------------------------------------------------------------------------------------


How the Fund Is Invested (as of 2/28/99)

Portfolio Statistics

Effective Maturity                               18.0 years
--------------------------------------------------------------
Average Effective Duration                             5.88
--------------------------------------------------------------
Weighted Average Credit Quality                          A+
--------------------------------------------------------------
Number of Issues                                        149



Credit Quality
AAA/U.S. Guaranteed                                     35%
--------------------------------------------------------------
AA                                                      10%
--------------------------------------------------------------
A                                                       20%
--------------------------------------------------------------
BBB                                                     30%
--------------------------------------------------------------
N/R                                                      5%
--------------------------------------------------------------


Industry Diversification (Top 5)

                   [PIE CHART APPEARS HERE]

           Other                            30%
           U.S. Guaranteed                  17%
           Tax Obligation Limited           24%
           Educational and Civic
            Organizations                   11%
           Utilities                         9%
           Health Care                       9%

1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 3/31/99 was %.
2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns reflect the performance of the Lipper New York Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper New York Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7.  As a percentage of lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory had agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.


                                                         Section 1  The Funds  7

[LOGO]   Nuveen New York Insured Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective


The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily buys insured municipal bonds.


The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.


The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?


The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in New York bonds. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
    .  Earn regular monthly tax-free dividends;
    .  Preserve investment capital over time;
    .  Reduce taxes on investment income;
    . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

    .  Pursue long term growth;
    .  Invest through an IRA or 401(k) plan;
    .  Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

                            Class A Annual Returns

                           [BAR GRAPH APPEARS HERE]


                    1989.............   9.6%
                    1990.............   5.0
                    1991.............  13.1
                    1992.............   9.4
                    1993.............  12.8
                    1994.............  -6.4
                    1995.............  17.2
                    1996.............   3.2
                    1997.............   7.3
                    1998.............   5.4

During the ten years ending December 31, 1998, the highest and lowest quarterly returns were 6.87% and -5.99%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                        Average Annual Total Returns for
                      the Periods Ending December 31, 1998

Class              1 Year   5 Year   10 Year
---------------------------------------------
Class A (Offer)     1.02%    4.17%    7.02%
Class B              .63%    4.17%    6.89%
Class C             4.96%    4.42%    6.75%
Class R             5.61%    5.32%    7.74%
---------------------------------------------
LB Market
 Benchmark/2/       6.48%    6.22%    8.22%
Lipper
 Peer Group/3/      5.36%    5.17%    7.47%


8  Section 1  The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                             A          B         C      R/5/
-------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                         4.20%/6/     None      None    None
-------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                  None     None      None    None
-------------------------------------------------------------------------
Exchange Fees                            None     None      None    None
-------------------------------------------------------------------------
Deferred Sales Charge/7/              None/8/    5%/9/    1%/10/    None
-------------------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                             A        B        C       R
---------------------------------------------------------------------
Management Fees                        .54%     .54%     .54%    .54%
---------------------------------------------------------------------
12b-1 Distribution and Service Fees    .20%     .95%     .75%     --%
---------------------------------------------------------------------
Other Expenses                         .18%     .18%     .18%    .18%
---------------------------------------------------------------------
Total Operating Expenses               .92%    1.67%    1.47%    .72%
---------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                         Redemption                      No Redemption
Share Class      A        B        C      R        A        B        C      R
-------------------------------------------------------------------------------
1 Year        $  510   $  565   $  150   $ 74   $  510   $  170   $  150   $ 74
-------------------------------------------------------------------------------
3 Years       $  701   $  845   $  465   $230   $  701   $  526   $  465   $230
-------------------------------------------------------------------------------
5 Years       $  908   $1,022   $  803   $401   $  908   $  907   $  803   $401
-------------------------------------------------------------------------------
10 Years      $1,504   $1,777   $1,757   $894   $1,504   $1,777   $1,757   $894
-------------------------------------------------------------------------------

How the Fund Is Invested (as of 2/28/99)

Portfolio Statistics

Effective Maturity                16.03 years
---------------------------------------------
Average Effective Duration               5.32
---------------------------------------------
Weighted Average Credit Quality           AAA
---------------------------------------------
Number of Issues                          151
---------------------------------------------

Credit Quality

Insured                        73%
----------------------------------
Insured and U.S. Guaranteed    12%
----------------------------------
U.S. Guaranteed                15%
----------------------------------

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

U.S. Guaranteed                        27%
Educational and Civic Organizations    11%
Housing--Multi-Family                   9%
Water and Sewer                         9%
Health Care                            16%
Other                                  28%

 1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-
    date return as of 3/31/99 was   %.

 2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

 3. Peer Group returns represent the average annualized returns of the funds in the Lipper New York Insured Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

 4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

 5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

 7. As a percentage of lesser of purchase price or redemption proceeds.

 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                         Section 1  The Funds  9

Section 2 How We Manage Your Money

          To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. for a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Funds

Nuveen Investment Advisory Services provides advisory and investment management services to a broad range of clients. Nuveen Investment Advisory Services is comprised of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp., both of which are wholly-owned subsidiaries of John Nuveen & Co. Incorporated (Nuveen). Nuveen Advisory Corp. (Nuveen Advisory) is the funds' investment adviser and as such is responsible for the selection and on-going monitoring of the securities in the funds' portfolio, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606. For providing these services, Nuveen Advisory is paid an annual management fee. For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:

Nuveen Flagship Connecticut Municipal Bond Fund                         .54%

Nuveen Flagship New Jersey Municipal Bond Fund                          .55%

Nuveen Flagship New York Municipal Bond Fund                            .54%

Nuveen New York Insured Municipal Bond Fund                             .54%


Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have approximately $55 billion in assets under management.

Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

J. Thomas Futrell has been the portfolio manager for the New Jersey Fund since July 1998. Mr. Futrell has been a portfolio manager for Nuveen Advisory since 1986, and currently manages investments for twelve Nuveen-sponsored investment companies. Richard Huber has been the portfolio manager for the Connecticut Fund since April 1999. Mr. Huber became a Vice President of Flagship Financial Inc. in 1991, and subsequently became a Vice President of Nuveen Advisory upon the

10  Section 2  How We Manage Your Money
acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Mr. Huber currently manages investments for eight Nuveen-sponsored investment companies. Stephen S. Peterson has been the portfolio manager for the New York and New York Insured Funds since April 1999. Mr. Peterson has been a portfolio manager for Nuveen Advisory since 1991, and currently manages investments for sixteen Nuveen-sponsored investment companies.

What Securities We Invest In

Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Municipal Obligations

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and (for the New York funds) local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

Quality Municipal Bonds

The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may

                                         Section 2  How We Manage Your Money  11
invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes. The New Jersey, New York, and New York Insured Funds may not invest more than 20% of their net assets in these territorial municipal bonds.

Portfolio Maturity

Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

Insurance

The New York Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the New York Insured Fund will invest at least 65% of its assets in insured municipal bonds, and at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. government-backed securities to assure timely payment of interest and principal. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., AMBAC Assurance Corporation, Financial Security Assurance, Inc., and Financial Guaranty Insurance Company. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's and S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

The New York Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

Short-term Investments

Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies. "The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

Delayed-Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

12  Section 2  How We Manage Your Money

How We Select Investments

Nuveen Advisory selects municipal obligations for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal obligations with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal obligations that we believe represent the most attractive values.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

Interest rate risk: Because the fund's invest in fixed-income securities, the fund's are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions, or possibly due to Year 2000 issues.

State specific risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information. "These risks may be greater for the Connecticut and New Jersey funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the New York funds, which are diversified funds. Some of the risks of investing in Connecticut
                                         Section 2  How We Manage Your Money  13
are the state's slow recovery from the 1989-1992 recession, and the expectation of only moderate economic growth over the next several years. Some of the risks of investing in New Jersey are the vulnerability of the state's business sector to competitive pressures, and the tight labor market, which has led to relatively high wages and housing prices. Some of the risks of investing in New York are the state's economic growth and personal income levels, which lag national averages, and the state's very high state and local tax burden relative to other states. The New York Insured Fund also limits investment risk by primarily buying insured municipal bonds.

Inflation risk: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of the fund's distributions.

How We Manage Risk

In pursuit of its investment objective,each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state as well as across different industry sectors. The New York Insured Fund also limits investment risk by primarily buying insured municipal bonds.

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

  . 25% in any one industry such as electric utilities or health care.

  . 10% in borrowings (33% if used to meet redemptions).

As diversified funds,the New York and New York Insured Fund also may not have more than:

  . 5% in securities of any one issuer (except U.S. government securities or for 25% of each fund's assets).

Hedging and Other Defensive Investment Strategies

Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

14  Section 2 How We Manage Your Money

Section 3 How You Can Buy and Sell Shares

                  We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. your financial adviser can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.

What Share Classes We Offer

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge. "Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets which compensates your financial adviser for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:

                                                                                              Authorized Dealer
                                            Sales Charge as % of    Sales Charge as % of      Commission as % of
Amount of Purchase                         Public Offering Price     Net Amount Invested     Public Offering Price
-------------------------------------------------------------------------------------------------------------------
Less than $50,000                                   4.20%                    4.38%                   3.70%
-------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                      4.00%                    4.18%                   3.50%
-------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                     3.50%                    3.63%                   3.00%
-------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                     2.50%                    2.56%                   2.00%
-------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                   2.00%                    2.04%                   1.50%
-------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                                   --(1)                    --                    1.00%(1)
-------------------------------------------------------------------------------------------------------------------


(1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million.Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of the funds' average daily net assets. The annual .20% service fee compensates your financial adviser for providing on-going service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will pay a CDSC, as shown in the schedule below.The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                  Section 3  How You Can Buy and Sell Shares  15

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited.You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase                 0-1   1-2   2-3   3-4   4-5  5-6
----------------------------------------------------------------------
CDSC                                  5%    4%    4%    3%    2%   1%
----------------------------------------------------------------------

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75%. The annual .20% service fee compensates your financial adviser for providing on-going service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual
 .55% of the fund's average daily net assets distribution fee reimburses Nuveen for paying your financial adviser an on-going sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to pay a 1% CDSC based on your purchase price or sale, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower on-going expenses than the other classes.

16  Section 3  How You Can Buy and Sell Shares

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge Reductions
 .  Rights of accumulation
 .  Letter of intent
 .  Group purchase

Class A Sales Charge Waivers
 .  Nuveen Defined Portfolio or Exchange-Traded Fund reinvestment

 .  Retirement plans
 .  Certain employees and directors of Nuveen or employees of authorized dealers
 .  Bank trust departments

Class R Eligibility
 .  Certain employees and directors of Nuveen or employees of authorized dealers

 .  Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price,otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and normally ends at 4 P.M. New York time.

Through a Financial Adviser

You may buy shares through your financial adviser,who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

                                  Section 3  How You Can Buy and Sell Shares  17

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your checks to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums

The minimum initial investment is $3,000 ($50 if you establish a systematic investment plan). Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

Systematic Investing

Once you have established a fund account, you may participate in a fund's systematic investment plan. Systematic investing allows you to make regular investments through automatic deductions from your bank account or directly from your paycheck. The minimum automatic deduction is $50 per month. There is no charge to participate in a fund's systematic investment plan. You can stop the deductions at any time by notifying the fund in writing.

From Your Bank Account

You can make systematic investments by authorizing us to draw preauthorized checks on your bank account. To do this, simply complete the appropriate section of the account application form or submit an account update form.

From Your Paycheck

With your employer's consent, you can make systematic investments by authorizing your employer to deduct monies from your paycheck. To do this, contact your financial adviser or call Nuveen at (800) 257-8787.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of exchanging your shares.

18  Section 3  How You Can Buy and Sell Shares

Fund Direct(SM)

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

Payroll Direct Deposit Plan

You can, with your employer's consent,make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee,you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC,the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                                  Section 3  How You Can Buy and Sell Shares  19

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this service.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will be only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Mail
You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

  . The fund's name;
  . Your name and account number;
  . The dollar or share amount you wish to redeem;
  . The signature of each owner exactly as it appears on the account;
  . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
  . The address where you want your redemption proceeds sent (if other than the address of record);
  . Any certificates you have for the shares; and . Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

20  Section 3 How You Can Buy and Sell Shares

Section 4 General Information

          To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

Dividends, Distributions and Taxes

The funds pay double tax-free dividends monthly. In the very unlikely event that the funds realize capital gains or ordinary income subject to regular federal income tax, the funds will pay any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the funds invest primarily in municipal bonds from a single state, the regular monthly dividends you receive will be exempt from regular federal, state and (for the New York funds) local income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax
(AMT).

Although very unlikely, the funds may, from time to time, distribute taxable income or capital gains. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax adviser about how an investment in the fund may affect the federal taxation of your benefits.

                                              Section 4  General Information  21

Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend. "The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                     Taxable Equivalent Of Tax-free Yields
--------------------------------------------------------------------------------
                   Tax-Free Yield
Tax Rate          4.00%          4.50%         5.00%        5.50%       6.00%
--------------------------------------------------------------------------------
28.0%             5.56%          6.25%         6.94%        7.64%       8.33%
--------------------------------------------------------------------------------
31.0%             5.80%          6.52%         7.25%        7.97%       8.70%
--------------------------------------------------------------------------------
36.0%             6.25%          7.03%         7.81%        8.59%       9.37%
--------------------------------------------------------------------------------
39.6%             6.62%          7.45%         8.28%        9.11%       9.93%
--------------------------------------------------------------------------------

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

Distribution and Service Plans

Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B,and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to Authorized Dealers, including Nuveen, for providing account

22 Section 4 General Information
services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, the expenses of preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertake sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The statement of additional information contains further information about these programs.

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

Fund Service Providers

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O.Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

                                                Section 4 General Information 23

Year 2000

The funds' service providers rely on computer systems to manage the funds' investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen is working with the funds' service providers to adapt their systems to address this issue.Nuveen and the funds expect that the necessary work will be completed on a timely basis, although there can be no assurance of this.

Year 2000 issues may affect the ability of issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect the bonds' credit ratings and values. Municipal issuers may have greater Year 2000 risks than other issuers. Nuveen Advisory is requesting information from municipal issuers so that Nuveen Advisory can take the issuers' Year 2000 readiness, if made available, into account in making investment decisions.There can be no assurance that issuers will provide this information to Nuveen advisory, or that issuers will begin or complete the work necessary to address any Year 2000 issues on a timely basis. Generally, higher rated fixed-income securities carry less credit risk than lower rated fixed-income securities.

24 Section 4 General Information

         Section 5 Financial Highlights

The Financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which is available upon request.

Connecticut Municipal Bond Fund
                               Investment Operations                          Less  Distributions
                             -------------------------                     -------------------------
Class
(Inception
date)


                                                     Net
                                               Realized/
                   Beginning          Net     Unrealized                Net                          Ending
                         Net      Invest-        Invest-            Invest-                            Net
Year Ended             Asset         ment           ment               ment     Capital              Asset        Total
February 28/29,        Value   Income (a)    Gain (Loss)   Total     Income       Gains     Total    Value    Return (b)
-------------------------------------------------------------------------------------------------------------------------
Class A (7/87)**
1999                  $10.85         $.53          $ .06   $ .59     $(.54)       $ --      $(.54)   $10.90        5.51%
1998                   10.51          .56            .34     .90      (.56)         --       (.56)    10.85        8.75
1997 (c)               10.23          .42            .28     .70      (.42)         --       (.42)    10.51        6.96
1996 (d)               10.38          .57           (.14)    .43      (.58)         --       (.58)    10.23        4.18
1995 (d)               10.17          .58            .22     .80      (.59)         --       (.59)    10.38        8.21

Class B (2/97)
1999                   10.83          .46            .05     .51      (.46)         --       (.46)    10.88        4.77
1998                   10.51          .48            .32     .80      (.48)         --       (.48)    10.83        7.76
1997 (e)               10.53          .04           (.02)    .02      (.04)         --       (.04)    10.51         .19

Class C (10/93)**
1999                   10.83          .48            .05     .53      (.48)         --       (.48)    10.88        4.94
1998                   10.49          .50            .34     .84      (.50)         --       (.50)    10.83        8.17
1997 (c)               10.22          .38            .27     .65      (.38)         --       (.38)    10.49        6.43
1996 (d)               10.36          .52           (.14)    .38      (.52)         --       (.52)    10.22        3.71
1995 (d)               10.16          .53            .20     .73      (.53)         --       (.53)    10.36        7.53

Class R (2/97)
1999                   10.87          .56            .06     .62      (.56)         --       (.56)    10.93        5.83
1998                   10.51          .58            .36     .94      (.58)         --       (.58)    10.87        9.17
1997 (e)               10.55          .01           (.05)   (.04)       --          --         --     10.51        (.38)
-------------------------------------------------------------------------------------------------------------------------

                                                     Ratio/Supplemental Data
                                               ----------------------------------


                                                              Ratio                        Ratio
                                                             of Net                       of Net
                                            Ratio of     Investment      Ratio of     Investment
                                            Expenses      Income to      Expenses      Income to
                                          to Average        Average    to Average        Average
                                          Net Assets     Net Assets    Net Assets     Net Assets
                                              Before         Before         After          After    Portfolio
Year Ended                 Ending Net     Reimburse-     Reimburse-    Reimburse-     Reimburse-     Turnover
February 28/29,          Assets (000)           ment           ment      ment (a)       ment (a)         Rate
----------------------------------------------------------------------------------------------------------------
Class A (7/87)**
1999                          220,721            .89%          4.89%          .86%          4.92%           7%
1998                          216,436            .85           5.15           .78           5.22           12
1997 (c)                      209,873           1.02*          5.18*          .79*          5.41*          20
1996 (d)                      202,219           1.03           5.23           .74           5.52           24
1995 (d)                      203,210           1.03           5.54           .73           5.84           25

Class B (2/97)
1999                           11,223           1.64           4.14          1.61           4.17            7
1998                            3,713           1.61           4.34          1.52           4.43           12
1997 (e)                          102           1.59*          6.61*         1.12*          7.08*          20

Class C (10/93)**
1999                           16,198           1.44           4.34          1.41           4.37            7
1998                           11,586           1.41           4.59          1.33           4.67           12
1997 (c)                        7,087           1.57*          4.65*         1.34*          4.88*          20
1996 (d)                        7,243           1.58           4.67          1.29           4.96           24
1995 (d)                        5,536           1.58           4.97          1.28           5.27           25

Class R (2/97)
1999                              979            .69           5.10           .66           5.13            7
1998                              590            .66           5.29           .57           5.38           12
1997 (e)                           --             --          10.97*           --          10.97*          20
----------------------------------------------------------------------------------------------------------------

*   Annualized.

** Information included prior to the nine months ended February 28, 1997, reflects the financial highlights of the predecessor fund, Flagship Connecticut Double Tax Exempt.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized for periods less than one year except where noted.
(c) For the nine months ended February 28.
(d) For the fiscal year ended May 31.
(e) From commencement of class operations as noted.
(f) From commencement of class operations as noted through May 31.

                                               Section 5 Financial Highlights 25

New Jersey Municipal Bond Fund

                                        Investment Operations                 Less Distributions
                                   ---------------------------------   -----------------------------

Class
(Inception
Date)

                                                 Realized/
                      Beginning    Net          Unrealized             Net                              Ending
                      Net          Invest-      Invest-                Invest-                          Net
Year Ended            Asset        ment         ment                   ment        Capital              Asset     Total
February 28/29,       Value        Income (a)   Gain (Loss)    Total   Income      Gains      Total     Value     Return (b)
----------------------------------------------------------------------------------------------------------------------------
Class A (9/94)**
   1999               $10.61          $.53        $(.01)       $ .52     $(.53)    $ --        $(.53)    $10.60     5.00%
   1998                10.26           .55          .36          .91      (.56)       --        (.56)     10.61     9.06
   1997 (c)            10.22           .05          .04          .09      (.05)       --        (.05)     10.26      .85
   1997 (d)            10.40           .48         (.15)         .33      (.51)       --        (.51)     10.22     3.31
   1996 (d)             9.73           .51          .69         1.20      (.53)       --        (.53)     10.40    12.63
   1995 (e)            10.03           .21         (.21)          --      (.21)     (.09)       (.30)      9.73      .02

Class B (2/97)
   1999                10.61           .45         (.01)         .44      (.45)       --        (.45)     10.60     4.23
   1998                10.26           .48          .35          .83      (.48)       --        (.48)     10.61     8.25
   1997 (c)            10.22           .05          .03          .08      (.04)       --        (.04)     10.26      .78

Class C (9/94)**
   1999                10.59           .47         (.01)         .46      (.47)       --        (.47)     10.58     4.48
   1998                10.25           .50          .34          .84      (.50)       --        (.50)     10.59     8.40
   1997 (c)            10.20           .04          .05          .09      (.04)       --        (.04)     10.25      .90
   1997 (d)            10.38           .41         (.16)         .25      (.43)       --        (.43)     10.20     2.53
   1996 (d)             9.71           .44          .68         1.12      (.45)       --        (.45)     10.38    11.80
   1995 (e)             9.77           .16         (.05)         .11      (.17)       --        (.17)      9.71     1.16

Class R (12/91)**
   1999                10.62           .55         (.02)         .53      (.55)       --        (.55)     10.60     5.13
   1998                10.27           .58          .35          .93      (.58)       --        (.58)     10.62     9.29
   1997 (c)            10.23           .05          .04          .09      (.05)       --        (.05)     10.27      .86
   1997 (d)            10.41           .49         (.14)         .35      (.53)       --        (.53)     10.23     3.55
   1996 (d)             9.74           .55          .68         1.23      (.56)       --        (.56)     10.41    12.88
   1995 (d)            10.71           .52         (.88)        (.36)     (.52)     (.09)       (.61)      9.74    (3.27)
---------------------------------------------------------------------------------------------------------------------------
                                                                       Ratios/Supplemental Data
                                       ------------------------------------------------------------------------------------
                                                                    Ratio            Ratio
                                                                    of Net           of Net
                                                      Ratio of      Investment       Investment
                                                      Expenses      income in        Income to
                                                      to Average    Average          Average          Average
                                                      Net Assets    Net Assets       Net Assets       Net Assets
                                                      Before        Before           After            After         Portfolio
Year Ended                             Ending Net     Reimburse-    Reimburse-       Reimburse-       Reimburse-    Turnover
February 28/29,                        Assets (000)   ment          ment             ment (a)         ment (A)      Rate
-----------------------------------------------------------------------------------------------------------------------------
cLass A (9/94)**
   1999                                 $ 53,442         1.02%         4.62%          .66%            4.98%          10%
   1998                                   35,782         1.01          4.92           .60             5.33           16
   1997 (c)                               27,879         1.01*         5.43*          .55*            5.89*          --
   1997 (d)                               17,072         1.13          4.85          1.00             4.98           10
   1996 (d)                               10,661         1.25          4.85          1.00             5.10           39
   1995 (e)                                2,741         1.31*         5.03*         1.00*            5.34*          32

Class B (2/97)
   1999                                   11,368         1.76          3.88          1.39             4.25           10
   1998                                    2,981         1.77          4.16          1.36             4.57           16
   1997 (c)                                   74         1.77*         5.71*         1.27*            6.21*          --

Class C (9/94)**
   1999                                   10,290         1.57          4.07          1.21             4.43           10
   1998                                    5,733         1.56          4.37          1.16             4.77           16
   1997 (c)                                2,712         1.56*         4.89*         1.10*            5.35*          --
   1997 (d)                                2,611         1.88          4.09          1.75             4.22           10
   1996 (d)                                1,065         1.96          4.16          1.75             4.37           39
   1995 (e)                                  464         2.00*         4.37*         1.75*            4.62*          32

Class R (12/91)**
   1999                                   46,033          .82          4.82           .47             5.17           10
   1998                                   44,817          .81          5.12           .40             5.53           16
   1997 (c)                               42,651          .81*         5.63*          .35*            6.09*          --
   1997 (d)                               42,905          .89          5.10           .75             5.24           10
   1996 (d)                               43,304          .98          5.20           .75             5.43           39
   1995 (d)                               39,582          .89          5.18           .75             5.32           32
-----------------------------------------------------------------------------------------------------------------------------


*    Annualized.
** Information included prior to the one month ended February 28, 1997, reflects the financial highlights of the predecessor fund, Nuveen New Jersey Tax-Free Value.
(a) After waiver of certain management fees or reimbursement of expenses, if any, by Nuveen Advisory.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized for periods less than one year. (c) For the one month ended February 28.
(d)  For the fiscal year ended January 31.
(e)  From commencement of class operations as noted.


26 Section 5 Financial Highlights

NEW YORK MUNICIPAL BOND FUND

                                        Investment Operations          Less Distributions
                                    -----------------------------  ----------------------------
Class
(Inception
Date)
                                               Net
                                               Realized/
                       Beginning   Net         Unrealized          Net                          Ending
                       Net         Invest-     Invest-             Invest-                      Net
Year Ended             Asset       ment        ment                ment       Capital           Asset    Total       Ending Net
February 28/29,        Value       Income (a)  Gain (Loss)  Total  Income      Gains    Total   Value    Return (B)  Assets (000)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A (9/94)**
1999                   $10.97        $.55        $ .06      $ .61    $(.55)     $ --   $(.55)   $11.03       5.69%    $  80,549
1998                    10.53         .57          .44       1.01     (.57)       --    (.57)    10.97       9.84        78,038
1997                    10.61         .59         (.07)       .52     (.56)     (.04)   (.60)    10.53       5.07        71,676
1996                    10.12         .56          .48       1.04     (.55)       --    (.55)    10.61      10.52        15,732
1995 (c)                10.23         .28         (.07)       .21     (.27)     (.05)   (.32)    10.12       2.21         3,189

CLASS B (2/97)
1999                    10.98         .47          .06        .53     (.47)       --    (.47)    11.04       4.88        12,121
1998                    10.53         .49          .45        .94     (.49)       --    (.49)    10.98       9.10         4,311
1997 (c)                10.48         .05          .04        .09     (.04)       --    (.04)    10.53        .87           124

CLASS C (9/94)**
1999                    11.01         .49          .05        .54     (.49)       --    (.49)    11.06       5.00         8,858
1998                    10.56         .51          .45        .96     (.51)       --    (.51)    11.01       9.31         6,233
1997                    10.64         .55         (.11)       .44     (.48)     (.04)   (.52)    10.56       4.31         3,965
1996                    10.11         .48          .53       1.01     (.48)       --    (.48)    10.64      10.13           646
1995 (c)                10.11         .23          .04        .27     (.22)     (.05)   (.27)    10.11       2.80            86

CLASS R (12/86)**
1999                    11.00         .58          .05        .63     (.57)       --    (.57)    11.06       5.88       157,209
1998                    10.55         .59          .45       1.04     (.59)       --    (.59)    11.00      10.11       160,142
1997                    10.64         .59         (.05)       .54     (.59)     (.04)   (.63)    10.55       5.26       152,598
1996                    10.15         .58          .49       1.07     (.58)       --    (.58)    10.64      10.80       154,776
1995                    10.72         .58         (.53)       .05     (.57)     (.05)   (.62)    10.15        .75       149,454

                                                     Ratios/supplemental Data
                             ----------------------------------------------------------------------
                                                         Ratio                         Ratio
                                                         of Net                        of Net
                                        Ratio of         Investment      Ratio of      Investment
                                        Expenses         Income to       Expenses      Income to
                                        to Average       Average         to Average    Average
                                        Net Assets       Net Assets      Net Assets    Net Assets
                                        Before           Before          After         After         Portfolio
Year Ended                              Reimburse-       Reimburse-      Reimburse-    Reimburse-    Turnover
February 28/29,                         ment             ment            ment (a)      ment (a)      Rate
-------------------------------------------------------------------------------------------------------------
CLASS A (9/94)**
1999                                      .94%              4.88%             .79%        5.03%         28%
1998                                      .90               5.14              .77         5.27          30
1997                                      .95               5.39              .89         5.45          37
1996                                     1.02               5.28              .99         5.31          47
1995 (c)                                 1.56*              5.31*            1.00*        5.87*         29

CLASS B (2/97)
1999                                     1.68               4.16             1.57         4.27          28
1998                                     1.67               4.32             1.50         4.49          30
1997 (c)                                 1.65*              5.86*            1.44*        6.07*         37

CLASS C (9/94)**
1999                                     1.49               4.33             1.35         4.47          28
1998                                     1.46               4.57             1.32         4.71          30
1997                                     1.64               4.73             1.57         4.80          37
1996                                     1.99               4.29             1.73         4.55          47
1995 (c)                                 7.97*             (1.06)*           1.75*        5.16*         29

CLASS R (12/86)**
1999                                      .74               5.08              .59         5.23          28
1998                                      .70               5.34              .57         5.47          30
1997                                      .71               5.55              .69         5.57          37
1996                                      .76               5.55              .74         5.57          47
1995                                      .74               5.79              .74         5.79          29

*    Annualized.

** Information included prior to the fiscal year ended February 28, 1997, reflects the financial highlights of the predecessor fund, Nuveen New York Tax-Free Value.
(a) After waiver of certain management fees or reimbursement of expenses, if any, by Nuveen Advisory.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized for periods less than one year.

(c)  From commencement of class operations as noted.

                                             Section 5  Financial Highlights  27

NEW YORK INSURED MUNICIPAL BOND FUND

                                Investment Operations                         Less Distributions
                                ---------------------                         ------------------

Class
(Inception
Date)
                                                        Net
                                                  Realized/
                     Beginning           Net     Unrealized               Net                       Ending
                           Net       Invest-        Invest-           Invest-                          Net
Year Ended               Asset          ment           ment              ment   Capital              Asset         Total
February 28/29,          Value    Income (a)    Gain (Loss)    Total   Income     Gains    Total     Value    Return (b)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
1999                   $ 10.76          $.51          $ .01    $ .52    $(.52)    $(.03)   $(.55)   $10.73          4.91%
1998                     10.50           .53            .26      .79     (.53)       --     (.53)    10.76          7.76
1997                     10.61           .55           (.14)     .41     (.52)       --     (.52)    10.50          4.02
1996                     10.15           .52            .49     1.01     (.52)     (.03)**  (.55)    10.61         10.19
1995 (c)                 10.16           .25            .04      .29     (.26)     (.04)    (.30)    10.15          3.01

Class B (2/97)
1999                     10.76           .44             --      .44     (.43)     (.03)    (.46)    10.74          4.19
1998                     10.50           .45            .26      .71     (.45)       --     (.45)    10.76          6.96
1997 (c)                 10.53           .03           (.02)     .01     (.04)       --     (.04)    10.50           .07

Class C (9/94)
1999                     10.74           .46            .02      .48     (.46)     (.03)    (.49)    10.73          4.53
1998                     10.48           .47            .26      .73     (.47)       --     (.47)    10.74          7.16
1997                     10.61           .47           (.16)     .31     (.44)       --     (.44)    10.48          3.06
1996                     10.12           .44            .53      .97     (.45)     (.03)**  (.48)    10.61          9.71
1995 (c)                 10.03           .21            .13      .34     (.21)     (.04)    (.25)    10.12          3.53

Class R (12/86)
1999                     10.76           .53            .02      .55     (.54)     (.03)    (.57)    10.74          5.18
1998                     10.49           .55            .27      .82     (.55)       --     (.55)    10.76          8.04
1997                     10.61           .55           (.13)     .42     (.54)       --     (.54)    10.49          4.15
1996                     10.15           .55            .49     1.04     (.55)     (.03)**  (.58)    10.61         10.51
1995                     10.63           .56           (.44)     .12     (.56)     (.04)    (.60)    10.15          1.37
-------------------------------------------------------------------------------------------------------------------------

                                                     Ratios/Supplemental Data
                                                     -------------------------


                                                   Ratio                       Ratio
                                                  of Net                      of Net
                                   Ratio of   Investment      Ratio of    Investment
                                   Expenses    Income to      Expenses     Income to
                                 to Average      Average    to Average       Average
                                 Net Assets   Net Assets    Net Assets    Net Assets
                                     before       before         after         after    Portfolio
Year Ended         Ending Net    Reimburse-   Reimburse-    Reimburse-    Reimburse-     Turnover
February 28/29,  Assets (000)          ment         ment      ment (a)      ment (a)         Rate
--------------------------------------------------------------------------------------------------
Class A (9/94)
1999                $  52,448           .92%        4.78%          .92%         4.78%          16%
1998                   44,721           .88         4.98           .88          4.98           17
1997                   35,957           .92         5.04           .92          5.04           29
1996                   24,747           .93         4.97           .93          4.97           17
1995 (c)                7,258          1.13*        5.33*         1.05*         5.41*          11

Class B (2/97)
1999                   13,374          1.67         4.04          1.67          4.04           16
1998                    5,982          1.65         4.24          1.65          4.24           17
1997 (c)                1,279          1.64*        5.17*         1.64*         5.17*          29

Class C (9/94)
1999                    4,103          1.47         4.25          1.47          4.25           16
1998                    2,310          1.43         4.43          1.43          4.43           17
1997                    2,015          1.67         4.28          1.67          4.28           29
1996                    1,369          1.69         4.21          1.69          4.21           17
1995 (c)                  285          2.32*        4.13*         1.80*         4.65*          11

Class R (12/86)
1999                  301,805           .72         4.98           .72          4.98           16
1998                  313,647           .68         5.18           .68          5.18           17
1997                  319,208           .68         5.28           .68          5.28           29
1996                  343,348           .67         5.26           .67          5.26           17
1995                  345,121           .65         5.57           .65          5.57           11
--------------------------------------------------------------------------------------------------

*   Annualized.

** The amounts shown include distributions in excess of capital gains of $.0024 per share.

(a) After waiver of certain management fees or reimbursement of expenses, if any, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized for periods less than one year.

(c) From commencement of class operations as noted.

28 Section 5 Financial Highlights

Appendix Additional State Information

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

Connecticut

Although it continues to lag the nation in job growth, Connecticut's economy has performed relatively well recently, helping to narrow the gap with the national economy. The State has reclaimed over 80% of the jobs it lost to the recession of the early 1990's and has posted the strongest income gains in the country. Once heavily reliant on the insurance, defense manufacturing, finance and real estate industries, the State's economy has become more diversified, benefiting from growth in service sector employment and personal services, health care, legal services, private education and gaming. Unemployment has improved and is now below national averages, registering 3.4% in April 1999 versus the national average of 4.3% for the same time period. Since 1995, the State has experienced slow, steady population growth, although it has not yet replaced all of the residents it lost during the recession of the early 1990's. Connecticut continues to rank first among states in per capita personal income ($37,598). The State's urban centers, however, continue to struggle with population losses, above average rates of unemployment, and lower per capita income levels.

In October, 1998, Standard & Poor's upgraded Connecticut's general obligation debt rating to AA from AA-minus. As of June 15, 1999, Moody's and Fitch maintained Aa3 and AA ratings on the State's general obligation debt. These ratings reflect the State's credit quality only, and do not indicate the credit-worthiness of other tax-exempt securities in which the fund may invest.

Tax Treatment:

The Connecticut Fund's regular monthly dividends will not be subject to the Connecticut personal income tax to the extent they are paid out of income earned on or capital gains realized from the sale of Connecticut municipal bonds or out of income earned on obligations of U.S. territories and possessions. The portion of the Connecticut Fund's monthly dividends that is attributable to income earned on other obligations will be subject to

                                                                     Appendix 29
the Connecticut personal income tax. You also will be subject to Connecticut personal income tax to the extent the Connecticut Fund distributes any taxable income or realized capital gains (other than capital gains on Connecticut municipal bonds), or if you sell or exchange Connecticut Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Connecticut Fund differs from that described above. Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.

New York
New York State's economy has improved, but continues to lag the nation in several areas, including job growth and unemployment. New York State remains one of the wealthier states in the nation. Although income growth has lagged the nation in recent years, it neared the national average in 1998, fueled by the strong performance of the financial sector. 1998 per capita personal income was $31,734 and the 1998 unemployment rate was 5.6%.

Overall, the economies of the State, and particularly of New York City, have benefited from the strong results in the financial sector. This sector is, however, more volatile than some of the other employment sectors. As a result, because the State and City economies remains more reliant on the securities industry than is the national economy, both the State and City remain susceptible to downturns in that industry, which could cause adverse changes in wage and employment levels.

Improvement in the upstate economies has not been as pronounced as in downstate areas, like New York city, because many upstate communities have not participated as fully in the recent economic expansion. Population and employment growth levels in the upstate counties have been minimal and have not approached averages of downstate counties. Employment losses in the manufacturing sector continue to constrain both population and employment growth in upstate areas.

Upstate and downstate areas have been hampered in part by the State's very high State and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes or regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

As of March 31, 1999, Moody's, Standard & Poor's, and Fitch maintained A2, A and A+ ratings on the State's general obligation debt, respectively. These ratings reflect the State's credit quality only, and do not indicate the credit worthiness of other tax exempt securities in which the fund may invest.

Tax Treatment.

The New York Funds' regular monthly dividends will not be subject to New York state or New York city personal income taxes to the extent they are paid out of income earned on New York municipal bonds or out of income earned on obligations of U.S. territories and possessions that is exempt from federal taxation. The portion of the New York Funds' monthly dividends that is attributable to income earned on other obligations will be subject to the New York state or the New York city personal income taxes. You also will be subject to New York state and New York city personal income taxes to the extent the New York Funds distribute any taxable

30 Appendix
income or realized capital gains, or if you sell or exchange shares of the New York Funds and realize a capital gain on the transaction.

The treatment of corporate and unincorporated business shareholders of the New York Funds differs from that described above.Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.

New Jersey

New Jersey's economic base remains among the most diverse in the country. The State's economic growth rates continue to outpace regional growth rates, but remain below national averages. The State has recovered the jobs it lost during the national recession of the early 1990's, which hit New Jersey and much of the Northeast region with particular severity. As a result, the State's unemployment rate has improved, dropping from 5.1% in 1997 to 4.6% in 1998. Although its income growth rate lagged or just equaled the national rate, New Jersey remains one of the country's wealthiest states, ranking second among the states in per capita income, which was $33,937 in 1998.

New Jersey's general obligation bonds are rated Aa1 by Moody's, AA+ by Standard and Poor's, and AA+ by Fitch. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Tax Treatment.

The New Jersey Fund's regular monthly dividends will not be subject to New Jersey gross income tax to the extent they are paid out of income earned on or capital gains realized from the sale of New Jersey municipal bonds or U.S. government securities. You will be subject to New Jersey gross income tax, however, to the extent the New Jersey Fund distributes any taxable income. If you realize a capital gain on the sale or exchange of shares of the New Jersey Fund, you will not be subject to New Jersey gross income tax. If you realize a capital loss on the sale or exchange of shares of the New Jersey
Fund, you may not use the loss to offset other New Jersey taxable capital gains.

The treatment of corporate shareholders of the New Jersey Fund differs from that described above. Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.

                                                                     Appendix 31

Nuveen Mutual Funds


Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

European Value Fund
Growth and Income

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income

Income Fund

Tax-Free Income

National Municipal Bond Funds
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds
Arizona                  Louisiana           North Carolina
California/1/            Maryland            Ohio
Colorado                 Massachusetts/1/    Pennsylvania
Connecticut              Michigan            Tennessee
Florida                  Missouri            Virginia
Georgia                  New Jersey          Wisconsin
Kansas                   New Mexico
Kentucky                 New York/1/


Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The funds' Investment Company file number is 811-07755.

1. Long-term and insured long-term portfolios.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

                                                         July 1, 1999 Prospectus

                                                                          NUVEEN
                                                                    Mutual Funds

Nuveen Municipal Bond Funds

[PHOTO]

Dependable, tax-free income to help you keep more of what you earn.

California

California Insured

Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser(SM) for Income Investing

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find type of information you need.

Investment Strategy

Risks

Fees, Charges and Expenses

Shareholder Instructions

Performance and Current Portfolio Information

Table of Contents

Section 1 The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                1
Nuveen California Municipal Bond Fund                                       2
Nuveen California Insured Municipal Bond Fund                               4

Section 2 How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                       6
What Securities We Invest In                                                7
How We Select Investments                                                   9
What the Risks Are                                                          9
How We Manage Risk                                                         10

Section 3 How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                                11
How to Reduce Your Sales Charge                                            12
How to Buy Shares                                                          13
Systematic Investing                                                       14
Special Services                                                           14
How to Sell Shares                                                         15

Section 4 General Information

This section summarizes the funds' distribution policies and other general information.

Dividends, Distributions and Taxes                                         17
Distribution and Service Plans                                             18
Net Asset Value                                                            19
Fund Service Providers                                                     20
Year 2000                                                                  20

Section 5 Financial Highlights

This section provides the funds' financial performance
for the past 5 years.                                                      21
Appendix  Additional State Information                                     23

                                                               July 1, 1999

Section 1 The Funds

                                   Nuveen California Municipal Bond Fund

                              Nuveen California Insured Municipal Bond Fund

     Prospectus

     This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

--------------------------------------------------------------------------------
NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE
--------------------------------------------------------------------------------


                                                           Section 1  The Fund 1

                     Nuveen California Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in California bonds. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

 .  Earn regular monthly tax-free dividends;
 .  Preserve investment capital over time;
 .  Reduce taxes on investment income;
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 .  Pursue long term growth;
 .  Invest through an IRA or 401(k) plan;
 .  Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[Class A Annual Returns Chart Appears Here]

Class A Annual Returns

1989    11.5%
1990     5.9%
1991    10.8%
1992     9.0%
1993    11.1%
1994    -7.0%
1995    17.5%
1996     4.7%
1997     8.4%
1998     5.6%

During the ten years ending December 31, 1998, the highest and lowest quarterly returns were 7.09% and -6.03%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                          Average Annual Total Returns for
                        the Periods Ending December 31, 1998
                        ------------------------------------


Class                            1 Year   5 Year   10 Year
-----------------------------------------------------------
Class A (Offer)                    1.13%    4.63%     7.10%
Class B                             .83%    4.67%     6.98%
Class C                            5.10%    4.89%     6.83%
Class R                            5.90%    5.83%     7.84%
-----------------------------------------------------------
LB Market
 Benchmark/2/                      6.48%    6.22%     8.22%
Lipper
 Peer Group/3/                     6.15%    5.81%     7.74%


2  Section 1  The Fund

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment


Share Class                                        A        B      C       R/5/
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                   4.20%/6/    None    None    None
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                            None    None    None    None
-------------------------------------------------------------------------------
Exchange Fees                                      None    None    None    None
-------------------------------------------------------------------------------
Deferred Sales Charge/7/                        None/8/   5%/9/  1%/10/    None
-------------------------------------------------------------------------------
Annual Fund Operating Expenses/11/
Paid From Fund Assets
Share Class                                         A      B      C      R
---------------------------------------------------------------------------
Management Fees                                   .54%   .54%   .54%   .54%
---------------------------------------------------------------------------
12b-1 Distribution and Service Fees               .20%   .95%   .75%    --%
---------------------------------------------------------------------------
Other Expenses                                    .16%   .16%   .16%   .17%
---------------------------------------------------------------------------
Total Operating Expenses                          .90%  1.65%  1.45%   .71%
---------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                         Redemption                   No Redemption
Share Class      A        B       C      R      A       B       C      R
-------------------------------------------------------------------------
1 Year        $  508   $  563  $  148  $ 73  $  508  $  168  $  148  $ 73
-------------------------------------------------------------------------
3 Years       $  695   $  839  $  459  $227  $  695  $  520  $  459  $227
-------------------------------------------------------------------------
5 Years       $  898   $1,011  $  792  $395  $  898  $  897  $  792  $395
-------------------------------------------------------------------------
10 Years      $1,481   $1,754  $1,735  $883  $1,481  $1,754  $1,735  $883
-------------------------------------------------------------------------


How the Fund Is Invested (as of 2/28/99)

Portfolio Statistics
Effective Maturity                19.22 years
---------------------------------------------
Average Effective Duration               6.38
---------------------------------------------
Weighted Average Credit Quality            A+
---------------------------------------------
Number of Issues                           85
---------------------------------------------
Credit Quality
AAA/U.S. Guaranteed                       42%
---------------------------------------------
AA                                         4%
---------------------------------------------
A                                         17%
---------------------------------------------
BBB                                       18%
---------------------------------------------
N/R                                       19%
---------------------------------------------

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

Tax Obligation Limited    31%
Other                     22%
Health Care                9%
Utilities                  6%
U.S. Guaranteed           15%
Housing--Multi-Family     17%


1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-
    date return as of 3/31/99 was   %.
2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns reflect the performance of the Lipper California Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper California Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7.  As a percentage of lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

Section 1   The Fund     3

[LOGO]      Nuveen California Insured Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily purchases insured municipal bonds.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in California bonds. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

 .  Earn regular monthly tax-free dividends;
 .  Preserve investment capital over time;
 .  Reduce taxes on investment income;
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 .  Pursue long term growth;
 .  Invest through an IRA or 401(k) plan;
 .  Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and inception periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[BAR CHART APPEARS HERE]

Class A Annual Returns

1989    10.1%
1990     6.4%
1991    11.2%
1992     9.1%
1993    12.0%
1994    -7.0%
1995    18.8%
1996     4.0%
1997     7.9%
1998     5.4%

During the ten years ending December 31, 1998, the highest and lowest quarterly returns were 7.93% and -6.51%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                        Average Annual Total Returns for
                      the Periods Ending December 31, 1998

Class             1 Year   5 Year   10 Year
-------------------------------------------
Class A (Offer)    1.06%    4.60%    7.14%
Class B             .74%    4.56%    6.98%
Class C            4.95%    4.71%    6.80%
Class R            5.72%    5.72%    7.85%
-------------------------------------------
LB Market
 Benchmark/2/      6.48%    6.22%    8.22%
Lipper
 Peer Group/3/     5.74%    5.52%    7.96%

4  Section 1  The Fund

What are the Costs of Investing?

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Share Class                                        A         B        C           R/5/
--------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                     4.20%/6/   None     None        None
 ......................................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                            None     None     None        None
 ......................................................................................
Exchange Fees                                      None     None     None        None
 ......................................................................................
Deferred Sales Charge/7/                          None/8/    5%/9/      1%/10/   None
 ......................................................................................

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                        A         B        C           R
--------------------------------------------------------------------------------------
Management Fees                                     .54%     .54%     .54%        .54%
 ......................................................................................
12b-1 Distribution and Service Fees                 .20%     .95%     .75%        -- %
 ......................................................................................
Other Expenses                                      .19%     .19%     .19%        .20%
======================================================================================
Total Operating Expenses                            .93%    1.68%    1.48%        .74%
======================================================================================

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                             Redemption                 No Redemption
Share Class          A       B       C      R         A       B       C      R
--------------------------------------------------------------------------------
1 Year             $  511  $  566  $  151  $ 76     $  511  $  171  $  151  $ 76
 ................................................................................
3 Years            $  704  $  848  $  468  $237     $  704  $  530  $  468  $237
 ................................................................................
5 Years            $  913  $1,027  $  808  $411     $  913  $  913  $  808  $411
 ................................................................................
10 Years           $1,515  $1,788  $1,768  $918     $1,515  $1,788  $1,768  $918
 ................................................................................


How the Fund Is Invested (as of 2/28/99)

Portfolio Statistics

Effective Maturity                    18.19 years
 .................................................
Average Effective Duration                   5.82
 .................................................
Weighted Average Credit Quality               AAA
 .................................................
Number of Issues                               73
 .................................................

Credit Quality

Insured                                        73%
 .................................................
Insured and U.S. Guaranteed                    16%
 .................................................
U.S. Guaranteed                                11%
 .................................................


Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

Housing - Single-
Family 7%

U.S.
Guaranteed 27%

Tax Obligation
General 7%

Housing - Multi-
Family 8%

Tax Obligation
Limited 37%

Other 14%

1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-
    date return as of 3/31/99 was   %.
2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns represent the average annualized returns of the funds in the Lipper California Insured Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7.  As a percentage of lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                          Section 1  The Fund  5

SECTION 2   How We Manage Your Money

               To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Funds

Nuveen Investment Advisory Services provides advisory and investment management services to a broad range of clients. Nuveen Investment Advisory Services is comprised of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp., both of which are wholly-owned subsidiaries of John Nuveen & Co. Incorporated (Nuveen). Nuveen Advisory Corp. (Nuveen Advisory) is the funds'investment adviser and as such is responsible for the selection and on-going monitoring of the securities in the funds'portfolio, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services.Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606. For providing these services, Nuveen Advisory is paid an annual management fee. For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:


Nuveen California Municipal Bond Fund                                      .54%
-------------------------------------------------------------------------------
Nuveen California Insured Municipal Bond Fund                              .54%
-------------------------------------------------------------------------------



Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities.Nuveen and its affiliates have approximately $55 billion in assets under management.

Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

William M. Fitzgerald has been the portfolio manager for the California Funds since July 1998. Mr. Fitzgerald has been a portfolio manager for Nuveen Advisory since 1990, and currently manages investments for fourteen Nuveen-sponsored investment companies.

6  Section 2  How We Manage Your Money

What Securities We Invest In

Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

MUnicipal Obligations

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. Income from these bonds may be subject to the federal alternative minimum tax.

California and its local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds.If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity.In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

Quality Municipal Bonds

The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds.

                                           Section 2 How We Manage Your Money  7

Portfolio Maturity

Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

Insurance

The California Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the California Insured Fund will invest at least 65% of its assets in insured municipal bonds, and at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. government-backed securities to assure timely payment of interest and principal. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., AMBAC Assurance Corporation, Financial Security Assurance, Inc. and Financial Guaranty Insurance Company. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insurance municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

The California Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow containing sufficient
U.S. Government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

Short-Term Investments

Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies. "The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the funds invest in taxable securities, they my not be able to achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

Delayed-Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.


8  Section 2  How We Manage Your Money

How We Select Investments

Nuveen Advisory selects municipal obligations for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal obligations with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal obligations that we believe represent the most attractive values.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

Interest Rate Risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

Income Risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Credit Risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions, or possibly due to Year 2000 issues.

                                          Section 2  How We Manage Your Money  9

State specific risk: Because the funds primarily purchase municipal bonds from California, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in California and therefore the value of the fund's investment portfolio. Some of the risks of investing in California municipal bonds include the limited ability of local governments to raise taxes or impose new taxes to meet spending requirements, and the state's slow recovery from the 1990-1993 recession. See "Appendix--Additional State Information."

Inflation Risk: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of the fund's distributions.

How We Manage Risk

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within California as well as across different industry sectors. The California Insured Fund also limits investment risk by primarily buying insured municipal bonds.

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification.Each fund may not have more than:

 .  25% in any one industry such as electric utilities or health care.

 .  10% in borrowings (33% if used to meet redemptions).

 . 5% in securities of any one issuer (except U.S. government securities or for 25% of each fund's assets).

Hedging and Other Defensive Investment Strategies

Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

10  Section 2  How We Manage Your Money

SECTION 3    How You Can Buy and Sell Shares

               We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. we offer a number of services for your convenience. Please see the Statement of Additional Information for further details.

What Share Classes We Offer

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge. "Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets which compensates your financial adviser for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:

                                                                                                Authorized Dealer
                                            Sales Charge as % of     Sales Charge as % of       Commission as % of
Amount of Purchase                         Public Offering Price     Net Amount Invested      Public Offering Price
----------------------------------------------------------------------------------------------------------------------
Less than $50,000                                   4.20%                    4.38%                     3.70%
----------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                      4.00%                    4.18%                     3.50%
----------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                     3.50%                    3.63%                     3.00%
----------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                     2.50%                    2.56%                     2.00%
----------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                   2.00%                    2.04%                     1.50%
----------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                                   --(1)                    --                      1.00%(1)
----------------------------------------------------------------------------------------------------------------------


(1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge
(CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. Howeve, you will pay annual distribution and service fees of .95% of the fund's average daily net assets. The annual .20% service fee compensates your financial adviser for providing on-going service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                  Section 3  How You Can Buy and Sell Shares  11

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase      0-1      1-2      2-3       3-4        4-5       5-6
--------------------------------------------------------------------------------
CDSC                        5%       4%       4%        3%         2%        1%
--------------------------------------------------------------------------------

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of the fund's average daily assets. The annual .20% service fee compensates your financial adviser for providing on-going service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower on-going expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.


Class A Sales Charge          Class A Sales Charge               Class R Eligibility
Reductions                    Waivers
 . Rights of accumlation       . Nuveen Defined Portfolio         . Certain employees
 . Letter of intent              or Exchange-Traded                 and directors of
 . Group purchase                Fund reinvestment                  Nuveen or employees
                                                                   of authorized dealers
                              . Retirement plans                 . Bank trust departments
                              . Certain employees and
                                directors of Nuveen or
                                employees of authorized dealers
                              . Bank trust departments


12  Section 3  How You Can Buy and Sell Shares

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 P.M. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums

The minimum initial investment is $3,000 ($50 if you establish a systematic investment plan). Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

                                  Section 3  How You Can Buy and Sell Shares  13

Systematic Investing

Once you have established a fund account, you may participate in the fund's systematic investment plan. Systematic investing allows you to make regular investments through automatic deductions from your bank account or directly from your paycheck. The minimum automatic deduction is $50 per month. There is no charge to participate in a fund's systematic investment plan. You can stop the deductions at any time by notifying the fund in writing.

From Your Bank Account

You can make systematic investments by authorizing us to draw preauthorized checks on your bank account. To do this, simply complete the appropriate section of the account application form or submit an account update form.

From Your Paycheck

With your employer's consent, you can make systematic investments by authorizing your employer to deduct monies from your paycheck. To do this, contact your financial adviser or call Nuveen at (800) 257-8787. To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Special Services

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of exchanging your shares.

Fund Direct(SM)

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawls at any time. There is no charge for this plan.

14  Section 3  How You Can Buy and Sell Shares

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this service.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.


An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon request.

                                  Section 3  How You Can Buy and Sell Shares  15

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

   .  The fund's name;

   .  Your name and account number;

   .  The dollar or share amount you wish to redeem;

   .  The signature of each owner exactly as it appears on the account;

   . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

   . The address where you want your redemption proceeds sent (if other than the address of record);

   .  Any certificates you have for the shares; and

   .  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

16  Section 3  How You Can Buy and Sell Shares

SECTION 4    General Information

             To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

Dividends, Distributions and Taxes

The funds pay double tax-free dividends monthly. In the very unlikely event that the funds realize capital gains or ordinary income subject to regular federal income tax, the funds will pay any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the funds invest in municipal bonds from California, the regular monthly dividends you receive will be exempt from regular federal and California personal income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

Although very unlikely, the funds, from time to time, may distribute taxable income or capital gains. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax adviser about how an investment in the fund may affect the federal taxation of your benefits.

                                  Section 3  How You Can Buy and Sell Shares  17

Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend. "The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                      Taxable Equivalent of Tax-free Yields
-----------------------------------------------------------------------------------
                        Tax-Free Yield
Tax Rate         4.00%        4.50%        5.00%        5.50%         6.00%
-----------------------------------------------------------------------------------
28.0%            5.56%        6.25%        6.94%        7.64%         8.33%
-----------------------------------------------------------------------------------
31.0%            5.80%        6.52%        7.25%        7.97%         8.70%
-----------------------------------------------------------------------------------
36.0%            6.25%        7.03%        7.81%        8.59%         9.37%
-----------------------------------------------------------------------------------
39.6%            6.62%        7.45%        8.28%        9.11%         9.93%
-----------------------------------------------------------------------------------

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

Distribution and Service Plans

Nuveen serves as the selling agent and distributor of the funds'shares. In this capacity, Nuveen manages the offering of the funds'shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate

18  Section 4  General Information
authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The statement of additional information contains further information about these programs.

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

                                               Section 4  General Information 19

Fund Service Providers

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Year 2000

The funds' service providers rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen is working with the funds' service providers to adapt their systems to address this issue. Nuveen and the funds expect that the necessary work will be completed on a timely basis, although there can be no assurance of this.

Year 2000 issues may affect the ability of issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect the bonds' credit ratings and values. Municipal issuers may have greater Year 2000 risks than other issuers. Nuveen Advisory is requesting information from municipal issuers so that Nuveen Advisory can take the issuers' Year 2000 readiness, if made available, into account in making investment decisions. There can be no assurance that issuers will provide this information to Nuveen Advisory, or that issuers will begin or complete the work necessary to address any Year 2000 issues on a timely basis. Generally, higher rated fixed-income securities carry less credit risk than lower rated fixed-income securities.

20 Section 4 General Information

Section 5    Financial Highlights

             The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Anderson LLP, whose report, along with the Funds' financial statements, are included in the SAI and annual report, which is available upon request.

California Municipal Bond Fund

                           Investment  Operations                           Less Distributions
                         --------------------------                       ----------------------
Class
(Inception
Date)
                                                     Net
                                               Realized/
                     Beginning         Net    Unrealized              Net                       Ending
                           Net     Invest-       Invest-          Invest-                          Net
Year Ended               Asset        ment          ment             ment    Capital             Asset        Total
February 28/29,         Value   Income (a)   Gain (Loss)  Total    Income      Gains    Total    Value   Return (b)
--------------------------------------------------------------------------------------------------------------------
Class A (9/94)
1999                 $ 10.91       $ .54       $  .03     $ .57   $ (.54)    $ (.05)  $ (.59)  $ 10.89       5.28%
1998                   10.58         .55          .37       .92     (.55)      (.04)    (.59)    10.91       8.87
1997                   10.58         .55         (.01)      .54     (.54)        --     (.54)    10.58       5.29
1996                   10.10         .55          .47      1.02     (.54)        --     (.54)    10.58      10.36
1995 (c)               10.21         .27         (.03)      .24     (.28)      (.07)    (.35)    10.10       2.52

Class B (3/97)
1999                   10.92         .47          .01       .48     (.46)      (.05)    (.51)    10.89       4.44
1998 (c)               10.56         .46          .41       .87     (.47)      (.04)    (.51)    10.92       8.39

Class C (9/94)
1999                   10.92         .49          .02       .51     (.48)      (.05)    (.53)    10.90       4.70
1998                   10.58         .49          .38       .87     (.49)      (.04)    (.53)    10.92       8.36
1997                   10.58         .47         (.01)      .46     (.46)        --     (.46)    10.58       4.53
1996                   10.10         .47          .47       .94     (.46)        --     (.46)    10.58       9.53
1995 (c)               10.04         .22          .13       .35     (.22)      (.07)    (.29)    10.10       3.71

Class R (7/86)
1999                   10.93         .56          .03       .59     (.56)      (.05)    (.61)    10.91       5.50
1998                   10.61         .57          .36       .93     (.57)      (.04)    (.61)    10.93       8.99
1997                   10.60         .57          .01       .58     (.57)        --     (.57)    10.61       5.67
1996                   10.13         .58          .46      1.04     (.57)        --     (.57)    10.60      10.54
1995                   10.74         .58         (.53)      .05     (.59)      (.07)    (.66)    10.13        .78
--------------------------------------------------------------------------------------------------------------------


                                                     Ratios/Supplemental Data
                      -------------------------------------------------------------------------------
                                                          Ratio                      Ratio
                                                         of Net                     of Net
                                        Ratio of     Investment     Ratio of    Investment
                                        Expenses      Income to     Expenses     Income to
                                      to Average        Average   to Average       Average
                                      Net Assets     Net Assets   Net Assets    Net Assets
                                          Before         Before        After         After   Portfolio
Year Ended               Ending Net   Reimburse-     Reimburse-   Reimburse-    Reimburse-    Turnover
February 28/29,        Assets (000)         ment           ment      ment(a)          ment        Rate
-------------------------------------------------------------------------------------------------------
Class A (9/94)
1999                       $ 36,568          .90%         4.97%         .90%         4.97%         34%
1998                         29,125          .90          5.11          .90          5.11          45
1997                         20,571          .94          5.16          .94          5.16          74
1996                         12,709         1.00          5.23          .96          5.27          36
1995 (c)                      3,146         1.41*         5.40*        1.00*         5.81*         32

Class B (3/97)
1999                          7,353         1.65          4.23         1.65          4.23          34
1998                          2,324         1.66*         4.31*        1.66*         4.31*         45

Class C (9/94)
1999                         10,353         1.45          4.43         1.45          4.43          34
1998                          4,061         1.45          4.56         1.45          4.56          45
1997                          1,003         1.67          4.44         1.67          4.44          74
1996                            684         1.84          4.39         1.71          4.52          36
1995 (c)                        200         2.41*         4.37*        1.75*         5.03*         32

Class R (7/86)
1999                        220,109          .71          5.16          .71          5.16          34
1998                        216,309          .70          5.31          .70          5.31          45
1997                        214,253          .70          5.41          .70          5.41          74
1996                        216,390          .71          5.53          .71          5.53          36
1995                        208,080          .71          5.83          .71          5.83          32
------------------------------------------------------------------------------------------------------------

*   Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized for periods less than one year.

(c) From commencement of class operations as noted.

                                             Section 5  Financial Highlights  21

California Insured Municipal Bond Fund

                                   Investment Operations            Less Distributions
                              ----------------------------    -------------------------------                           ------------

CLass
(Inception
Date)

                                          NET
                                          REALIZED/
                 Beginning   Net          Unrealized            Net                             Ending
                       Net   Invest-      Invest-               Invest-                         Net
Year Ended           Asset   ment         ment                  ment       Capital              Asset     Total        Ending Net
February 28/29,      Value   Income (A)   Gain (Loss)   Total   Income     Gains       Total    Value     Return (b)   Assets (000)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A (9/94)
   1999              $11.06      $.52        $ .06      $ .58    $(.53)    $(.01)**   $(.54)    $11.10        5.31%     $ 47,300
   1998               10.70       .54          .36        .90     (.54)      --        (.54)     11.06        8.66        36,203
   1997               10.76       .55         (.08)       .47     (.53)      --        (.53)     10.70        4.57        27,598
   1996               10.25       .53          .51       1.04     (.53)      --        (.53)     10.76       10.32        17,250
   1995 (c)           10.22       .26          .07        .33     (.27)     (.03)      (.30)     10.25        3.33         4,753

CLASS B (3/97)
   1999               11.06       .44          .06        .50     (.44)     (.01)**    (.45)     11.11        4.61         8,825
   1998 (c)           10.67       .45          .40        .85     (.46)      --        (.46)     11.06        8.13         2,967

CLASS C (9/94)
   1999               10.98       .46          .06        .52     (.46)     (.01)**    (.47)     11.03        4.81         6,994
   1998               10.63       .47          .35        .82     (.47)      --        (.47)     10.98        7.96         3,226
   1997               10.67       .46         (.05)       .41     (.45)      --        (.45)     10.63        3.99         1,719
   1996               10.15       .45          .51        .96     (.44)      --        (.44)     10.67        9.67         1,040
   1995 (c)           10.06       .21          .13        .34     (.22)     (.03)      (.25)     10.15        3.45           222

CLass R (7/86)
   1999               11.04       .54          .06        .60     (.55)     (.01)**    (.56)     11.08        5.49       185,428
   1998               10.68       .56          .36        .92     (.56)      --        (.56)     11.04        8.86       191,554
   1997               10.74       .56         (.07)       .49     (.55)      --        (.55)     10.68        4.81       195,553
   1996               10.23       .56          .50       1.06     (.55)      --        (.55)     10.74       10.63       205,642
   1995               10.67       .56         (.41)       .15     (.56)     (.03)      (.59)     10.23        1.68       198,928
----------------------------------------------------------------------------------------------------------------------------------
                                                       Ratios/Supplemental Data
                              ---------------------------------------------------------------------------
                                              Ratio                             Ratio
                                              of Net                            of Net
                              Ratio of        Investment        Ratio of        Investment
                              Expenses        Income to         Expenses        Income to
                              to Average      Average           to Average      Average
                              Net Assets      Net Assets        Net Assets      Net Assets
                              Before          Before            After           After           Portfolio
Year Ended                    Reimburse-      Reimburse-        Reimburse-      Reimburse-      Turnover
February 28/29,               ment            ment              ment (a)        ment (a)        Rate
---------------------------------------------------------------------------------------------------------
Class A (9/94)
   1999                         .93%            4.72%            .93%           4.72%            25%
   1998                         .90             4.93             .90            4.93             26
   1997                         .94             5.05             .94            5.05             51
   1996                         .98             4.99             .97            5.00             38
   1995 (c)                    1.24*            5.26*           1.05*           5.45*            25

Class B (3/97)
   1999                        1.68             3.96            1.68            3.96             25
   1998 (c)                    1.66*            4.16*           1.66*           4.16*            26

Class C (9/94)
   1999                        1.48             4.17            1.48            4.17             25
   1998                        1.45             4.37            1.45            4.37             26
   1997                        1.67             4.32            1.67            4.32             51
   1996                        1.74             4.23            1.71            4.26             38
   1995 (c)                    2.44*            4.05*           1.80*           4.69*            25

Class R (7/86)
   1999                         .74             4.92             .74            4.92             25
   1998                         .70             5.14             .70            5.14             26
   1997                         .69             5.30             .69            5.30             51
   1996                         .70             5.29             .70            5.29             38
   1995                         .70             5.60             .70            5.60             25
---------------------------------------------------------------------------------------------------------

*    Annualized.

** The amounts shown include distributions in excess of capital gains of $.003 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized for periods less than one year.
(c)  From commencement of class operations as noted.


22 Section 5 Financial Highlights

Appendix       Additional State Information

Because the funds primarily purchase municipal bonds from California, each fund also bears investment risks from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

California


California's economy, the largest in the nation, is undergoing a slow, steady growth following a recession from mid-1990 to late 1993 in which the construction, manufacturing and financial services industries were adversely affected, job losses were severe, and substantial, broad-based revenue shortfalls affected both the state and local governments. The state's 1998 unemployment rate was 5.8% and average personal income was $27,503. California's general obligation bonds are rated Aa3 by Moody's and A+ by Standard and Poor's.

The taxing authority of California's governmental entities is limited due to the adoption of "Proposition 13" and other amendments to the California Constitution. Proposition 13, adopted by voters in 1978, limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Because the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition, the amount of tax on similarly situated properties varies widely. The state and local governments are also subject to annual "appropriations limits" imposed by Article XIIIB of the California Constitution,which limits the state and local governments from spending the proceeds of tax revenues, regulatory licenses, user charges or other fees beyond imposed appropriations limits which are adjusted annually to reflect changes in cost of living and population. Revenues in excess of the limitations are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions; the state must refund 50% of any excess, with the other 50% paid to schools and community colleges. A 1986 initiative statute called "Proposition 62" requires either a majority or 2/3 voter approval for any increase in general or special taxes. Court decisions had struck down most of Proposition 62, but the California Supreme Court upheld its constitutionality in September 1995. Many aspects of the decision, such as whether it applies retroactively, remain unclear, but its

                                                                     Appendix 23
future effect will be to further limit the fiscal flexibility of many local governments. The complex and ambiguous nature of the foregoing limitations makes it impossible to fully determine their impact on California Municipal Obligations or the ability of the state and local governments to pay debt service of California Municipal Obligations.

On November 5, 1996, California voters approved Proposition 218 which added Articles XIIIC and XIIID to the California Constitution, imposing certain vote requirements and other limitations on the imposition of new or increased and in some cases existing taxes, assessments and property-related fees and charges. Proposition 218 also extends the initiative power to include the reduction or repeal of any local taxes, assessments, fees and charges. This extension of the initiative power is not limited to taxes imposed on or after the effective date of Proposition 218, and could result in the retroactive repeal or reduction in any existing taxes, assessments, fees or charges. If such a repeal or reduction occurs in a particular California entity, the financial condition of that entity may be adversely impacted and rating downgrades and/or defaults may result. Additionally, the voter approval requirement reduces the financial flexibility of local governments to deal with fiscal problems by limiting the ability to increase taxes, assessments, fees or charges. In some cases, this loss of flexibility may, and in fact has, been cited as the reason for rating downgrades. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. In addition, at this time it is not clear exactly how a court will interpret Proposition 218.

California is estimated to end its 1998-99 fiscal year with a general fund surplus of approximately $2.4 billion, of which $1.9 billion is segregated as the budget reserve. Consistent increases in personal income tax revenue, which represents over half of the General Fund revenue, has been a significant factor in the economic performance of the State. As a result of the improved revenues, the state's cash position has substantially improved. Only $1.7 billion of cash flow borrowing was needed during 1998-99, compared to $3 billion that was needed in 1997-98. The Governor's proposed budget for 1999-00 projects $63.0 billion of revenues and transfers, and $63.2 billion of expenditures, resulting in a budget surplus at June 30, 2000 of about $2.1 billion, of which $985 million represents the budgetary reserve. A number of issues related to the 1999-00 budget still have to be resolved, including increasing the quality of public education, proposals for tax cuts and the infrastructure needs within the State.

California's finances have dramatically improved since 1994 and the economy has further diversified. During 1998, the strongest gains were in the construction and services sector. The Asian economic crisis has somewhat dampened the strength of high-tech manufacturing and exports, but the sector continues to post strong results for the State's economy. The construction and services sectors in southern California are more than making up for the decline in the high-tech sector. However, should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

24 Appendix

NUVEEN MUTUAL FUNDS

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income


European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund


Income

Income Fund

Tax-Free Income
National Municipal Bond Funds
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

               Arizona             Louisiana           North Carolina
               California/1/       Maryland            Ohio
               Colorado            Massachusetts/1/    Pennsylvania
               Connecticut         Michigan            Tennessee
               Florida             Missouri            Virginia
               Georgia             New Jersey          Wisconsin
               Kansas              New Mexico
               Kentucky            New York/1/


Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information; or ask your financial adviser for copies.

You also may obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The funds' Investment Company file number is 811-07755.

1. Long-term and insured long-term portfolios.


NUVEEN
John Nuveen & Co. Incorporated
33 West Wacker, Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

July 1, 1999

NUVEEN

Mutual
Funds

Prospectus

Dependable, tax-free income
to help you keep more of
what you earn.

Massachusetts

Massachusetts Insured

[PHOTO APPEARS HERE]


Featuring Portfolio Management by Nuveen Investment Advisory Services A Premier Adviser/SM/ for Income Investing


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment Strategy

Risks

Fees, Charges and Expenses

Shareholders Instructions

Performance and Current Portfolio Information


Table of Contents


Section 1 The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                    1
Nuveen Massachusetts Municipal Bond Fund                                        2
Nuveen Massachusetts Insured Municipal Bond Fund                                4

Section 2 How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                           6
What Securities We Invest In                                                    7
How We Select Investments                                                       9
What the Risks Are                                                              9
How We Manage Risk                                                             10

Section 3 How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                                    11
How to Reduce Your Sales Charge                                                12
How to Buy Shares                                                              13
Systematic Investing                                                           14
Special Services                                                               14
How to Sell Shares                                                             15

Section 4 General Information

This section summarizes the funds' distribution policies and other general information.

Dividends, Distributions and Taxes                                             17
Distribution and Service Plans                                                 18
Net Asset Value                                                                19
Fund Service Providers                                                         20
Year 2000                                                                      20

Section 5 Financial Highlights

This section provides the funds' financial performance for the past
five years.                                                                    21
Appendix Additional State Information                                          23

                                                                    July 1, 1999

Section 1 The Funds

               Nuveen Massachusetts Municipal Bond Fund
               Nuveen Massachusetts Insured Municipal Bond Fund


               Introduction
               This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

--------------------------------------------------------------------------------
NOT FDIC OR GOVERNMENT INSURED       MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

                                                           Section 1 The Fund  1

[LOGO]  Nuveen Massachusetts Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How The Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Massachusetts bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right for You?

The fund may be a suitable investment for you if you seek to:

     . Earn regular monthly tax-free dividends;
     . Preserve investment capital over time;
     . Reduce taxes on investment income;
     . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

     . Pursue long term growth;
     . Invest through an IRA or 401(k) plan;
     . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[BAR GRAPH APPEARS HERE]

1989      9.8%
1990      5.1%
1991     12.2%
1992      9.6%
1993     11.8%
1994     -5.1%
1995     15.6%
1996      3.9%
1997      7.3%
1998      5.5%

During the ten years ending December 31, 1998, the highest and lowest quarterly returns were 6.48% and -5.19%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.


                                       Average Annual Total Returns for
                                     the Periods Ending December 31, 1998
                             ---------------------------------------------------
Class                         1 Year             5 Year           10 Year
--------------------------------------------------------------------------------
Class A (Offer)                1.12%              4.34%            6.99%
Class B                         .88%              4.35%            6.82%
Class C                        5.11%              4.53%            6.68%
Class R                        5.84%              5.45%            7.69%
--------------------------------------------------------------------------------
LB Market
 Benchmark/2/                  6.48%              6.22%            8.22%
Lipper
 Peer Group/3/                 5.62%              5.61%            7.64%


2 Section 1 The Fund

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                   A             B          C          R/5/
--------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                 4.20%/6/      None       None        None
--------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                      None          None       None        None
--------------------------------------------------------------------------------------
Exchange Fees                                None          None       None        None
--------------------------------------------------------------------------------------
Deferred Sales Charge/7/                     None/8/       5%/9/      1%/10/      None
--------------------------------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                    A            B          C           R
----------------------------------------------------------------------------------------
Management Fees                               .55%          .55%       .55%        .55%
----------------------------------------------------------------------------------------
12b-1 Distribution and Service Fees           .20%          .95%       .75%         --%
----------------------------------------------------------------------------------------
Other Expenses                                .27%          .27%       .27%        .27%
----------------------------------------------------------------------------------------
Total Operating Expenses-Gross               1.02%         1.77%      1.57%        .82%
----------------------------------------------------------------------------------------
After Expense Reimbursements
Expense Reimbursements                       (.07%)        (.06%)     (.07%)      (.07%)
----------------------------------------------------------------------------------------
Total Operating Expenses-Net                  .95%         1.71%      1.50%        .75%
----------------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.


                       Redemption                              No Redemption

Share Class           A        B        C        R          A        B        C        R
-------------------------------------------------------------------------------------------
1 Year              $  520   $  575   $  160   $   84     $  520   $  180   $  160   $   84
-------------------------------------------------------------------------------------------
3 Years             $  731   $  874   $  496   $  262     $  731   $  557   $  496   $  262
-------------------------------------------------------------------------------------------
5 Years             $  960   $1,073   $  855   $  455     $  960   $  959   $  855   $  455
-------------------------------------------------------------------------------------------
10 years            $1,615   $1,886   $1,867   $1,014     $1,615   $1,886   $1,867   $1,014
-------------------------------------------------------------------------------------------

How the Fund is Invested (as of 2/28/99)

Portfolio Statistics

Effective Maturity                                                  16.60 years
-------------------------------------------------------------------------------
Average Effective Duration                                           5.84
-------------------------------------------------------------------------------
Weighted Average Credit Quality                                        AA+
-------------------------------------------------------------------------------
Number of Issues                                                       84
-------------------------------------------------------------------------------

Credit Quality

AAA/U.S. Guaranteed                                                    65%
-------------------------------------------------------------------------------
AA                                                                     12%
-------------------------------------------------------------------------------
A                                                                      10%
-------------------------------------------------------------------------------
BBB                                                                    11%
-------------------------------------------------------------------------------
N/R                                                                     2%
-------------------------------------------------------------------------------

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

Educational and Civic Organizations       10%
Tax Obligation General                    10%
Health Care                               13%
Housing - Multi-Family                    13%
U.S. Guaranteed                           33%
Other                                     21%

1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 3/31/99 was .51%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns reflect the performance of the Lipper Massachusetts Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Massachusetts Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.

                                                          Section 1  The Fund  3

Nuveen Massachusetts Insured Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily buys insured municipal bonds.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Massachusetts bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right for You?

The fund may be a suitable investment for you if you seek to:

     . Earn regular monthly tax-free dividends;
     . Preserve investment capital over time;
     . Reduce taxes on investment income;

     . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

     . Pursue long term growth;
     . Invest through an IRA or 401(k) plan;
     . Avoid fluctuations in share price.

How the Fund Has Performed?

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/
                           [BAR CHART APPEARS HERE]

                              Class A Annual Returns

1989     6.7%
1990     6.2%
1991    11.5%
1992     8.9%
1993    11.7%
1994    -5.0%
1995    15.6%
1996     3.3%
1997     6.9%
1998     5.4%


During the ten years ending December 31, 1998, the highest and lowest quarterly returns were 6.35% and -5.31%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.


                             Average Annual Total Returns for
                             the Periods Ending December 31,
                                             1998
                             ---------------------------------
Class                         1 Year             5 Year           10 Year
--------------------------------------------------------------------------------
Class A (Offer)                1.03%              4.11%            6.70%
Class B                         .66%              4.10%            6.58%
Class C                        4.85%              4.30%            6.40%
Class R                        5.71%              5.27%            7.43%
--------------------------------------------------------------------------------
LB Market
 Benchmark/2/                  6.48%              6.22%            8.22%
Lipper
 Peer Group/3/                 5.62%              5.61%            7.64%


4  Section 1   The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment


Share Class                         A          B        C        R/5/
------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                        4.20%/6/   None     None     None
------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends             None       None     None     None
------------------------------------------------------------------------
Exchange Fees                       None       None     None     None
------------------------------------------------------------------------
Deferred Sales Charge/7/            None/8/    5%/9/    1%/10/   None
------------------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets
Share Class                                A            B         C       R
------------------------------------------------------------------------------------
Management Fees                            .55%         .55%      .55%    .55%
------------------------------------------------------------------------------------
12b-1 Distribution and Service Fees        .20%         .95%      .75%     --%
------------------------------------------------------------------------------------
Other Expenses                             .26%         .25%      .26%    .26%
------------------------------------------------------------------------------------
Total Operating Expenses                  1.01%        1.75%     1.56%    .81%
------------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                      Redemption               No Redemption
Share Class   A       B      C       R      A       B       C       R
--------------------------------------------------------------------------
1 Year     $  519   $  573   $  159  $   83  $  519 $  178  $  159  $   83
--------------------------------------------------------------------------
3 Years    $  728   $  868   $  493  $  259  $  728 $  551  $  493  $  259
--------------------------------------------------------------------------
5 Years    $  954   $1,063   $  850  $  450  $  954 $  949  $  850  $  450
--------------------------------------------------------------------------
10 years   $1,604   $1,867   $1,856  $1,002  $1,604 $1,867  $1,856  $1,002
--------------------------------------------------------------------------

How the Fund Is Invested (as of 2/28/99)

Portfolio Statistics

Effective Maturity                    17.57 years
 .................................................
Average Effective Duration                   5.79
 .................................................
Weighted Average Credit Quality               AAA
 .................................................
Number of Issues                               75
 .................................................

Credit Quality

Insured                                        78%
 .................................................
Insured and U.S. Guaranteed                    17%
 .................................................
U.S. Guaranteed                                 5%
 .................................................

Industry Diversification (Top 5)

[INSERT PIE CHART]

Other                                 8%
Health Care                          14%
Housing - Multi Family               16%
Educational and Civic Organizations  19%
U.S. Guaranteed                      22%
Tax Obligation General               21%


1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 3/31/99 was .51%.
2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns reflect the performance of the Lipper Massachusetts Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Massachusetts Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7.  As a percentage of lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.
                                                           Section 1 The Fund  5

SECTION 2 How We Manage Your Money

          To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Funds

Nuveen Investment Advisory Services provides advisory and investment management services to a broad range of clients. Nuveen Investment Advisory Services is comprised of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp., both of which are wholly-owned subsidiaries of John Nuveen & Co. Incorporated (Nuveen). Nuveen Advisory Corp. (Nuveen Advisory) is the funds' investment adviser and as such is responsible for the selection and on-going monitoring of the securities in the funds' portfolio, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606. For providing these services, Nuveen Advisory is paid an annual management fee. For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:


Nuveen Massachusetts Municipal Bond Fund                               .55%
----------------------------------------------------------------------------
Nuveen Massachusetts Insured Municipal Bond Fund                       .55%
----------------------------------------------------------------------------

Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have approximately $55 billion in assets under management.

Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

J. Thomas Futrell has been the portfolio manager for the Massachusetts Funds since July 1998. Mr. Futrell has been a portfolio manager for Nuveen Advisory since 1986, and currently manages investments for twelve Nuveen-sponsored investment companies.

6  Section 2   How We Manage Your Money

What Securities We Invest In

Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Municipal Obligations

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, and Massachusetts personal income tax. Income from these bonds may be subject to the federal alternative minimum tax.

Massachusetts and its local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

Quality Municipal Bonds

The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds.

                                        Section 2 How We Manage Your Money   7

Portfolio Maturity

Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

Insurance

The Massachusetts Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the Massachusetts Insured Fund will invest at least 65% of its assets in insured municipal bonds, and at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. government-backed securities to assure timely payment of interest and principal. Insured municipal bonds are either covered by individual, permanent insurances policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., AMBAC Assurance Corporation, Financial Security Assurance, Inc. and Financial Guaranty Insurance Company. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insurance municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

The Massachusetts Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

Short-term Investments

Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

Delayed-Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

8 Section 2 How We Manage Your Money

How We Select Investments

Nuveen Advisory selects municipal obligations for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal obligations with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal obligations that we believe represent the most attractive values.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

Interest rate risk: Because the funds invests in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of the fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions, or possibly due to Year 2000 issues.

State specific risk: Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See
 "Appendix--Additional State Information." These risks may be greater for the funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than a diversified fund. Some of the risks of investing in

                                        Section 2 How We Manage Your Money  9

Massachusetts are recent slower economic growth, due in part to a tight labor supply, and higher unemployment, lower per capita income and stagnant property values in several areas outside the metropolitan Boston region.

Inflation risk: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of the fund's distributions.

How We Manage Risk

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within Massachusetts as well as across different industry sectors. The Massachusetts Insured Fund also limits investment risk by primarily buying insured municipal bonds.

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

  . 25% in any one industry such as electric utilities or health care. . 10% in borrowings (33% if used to meet redemptions).

Hedging and other Defensive Investment Strategies

Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

10  Section 3 How We Manage Your Money

SECTION 3 How You Can Buy and Sell Shares

             We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.

What Share Classes We Offer

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets which compensates your financial adviser for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:

                                                                                               Authorized Dealer
                                           Sales Charge as % of      Sales Charge as % of      Commission as % of
Amount of Purchase                         Public Offering Price     Net Amount Invested      Public Offering Price
Less than $50,000                                  4.20%                    4.38%                   3.70%
------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                     4.00%                    4.18%                   3.50%
------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                    3.50%                    3.63%                   3.00%
------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                    2.50%                    2.56%                   2.00%
------------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                  2.00%                    2.04%                   1.50%
------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                                --(1)                    --                    1.00%(1)
------------------------------------------------------------------------------------------------------------------------

(1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of the funds' average daily net assets. The annual .20% service fee compensates your financial adviser for providing on-going service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will pay a CDSC, as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                Section 3 How You Can Buy and Sell Shares  11

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

---------------------------------------------------------------------------
Years Since Purchase   0-1     1-2     2-3     3-4     4-5      5-6
---------------------------------------------------------------------------
CDSC                    5%      4%      4%      3%      2%       1%
---------------------------------------------------------------------------

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of the fund's average daily net assets. The annual .20% service fee compensates your financial adviser for providing on-going service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial adviser an on-going sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower on-going expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge        Class A Sales Charge           Class R Eligibility
Reductions                  Waivers

 .  Rights of accumulation   .  Nuveen Defined Portfolio    .  Certain employees
 .  Letter of intent             or Exchange-Traded Fund        and directors of
 .  Group purchase               reinvestment                   Nuveen or
                            .  Retirement plans                employees of
                            .  Certain employees and           authorized
                                directors of Nuveen or         dealers
                                employees of authorized    .  Bank trust
                                dealers                       departments
                            .  Bank trust departments


In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or

12 Section 3 How You Can Buy and Sell Shares comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your checks to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums

The minimum initial investment is $3,000 ($50 if you establish a systematic investment plan). Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

                                   Section 3 How You Can Buy and Sell Shares  13

Systematic Investing

Once you have established a fund account, you may participate in a fund's systematic investment plan. Systematic investing allows you to make regular investments through automatic deductions from your bank account or directly from your paycheck. The minimum automatic deduction is $50 per month. There is no charge to participate in a fund's systematic investment plan. You can stop the deductions at any time by notifying the fund in writing.

From Your Bank Account

You can make systematic investments by authorizing us to draw preauthorized checks on your bank account. To do this, simply complete the appropriate section of the account application form or submit an account update form.

From Your Paycheck

With your employer's consent, you can make systematic investments by authorizing your employer to deduct monies from your paycheck. To do this, contact your financial adviser or call Nuveen at (800) 257-8787.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of exchanging your shares.

Fund Direct(SM)

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

14  Section 3 How You Can Buy and Sell Shares

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this service.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

                                   Section 3 How You Can Buy and Sell Shares  15

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .    The fund's name;
 .    Your name and account number;
 .    The dollar or share amount you wish to redeem;
 .    The signature of each owner exactly as it appears on the account;
 .    The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
 .    The address where you want your redemption proceeds sent (if other than the address of record);
 .    Any certificates you have for the shares; and
 .    Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

16  Section 3 How You Can Buy and Sell Shares

Section 4    General Information

             To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

Dividends, Distributions and Taxes

The funds pay double tax-free dividends monthly. In the very unlikely event that the funds realize capital gains or ordinary income subject to regular federal income tax, the funds will pay any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the funds invest primarily in municipal bonds from Massachusetts, the regular monthly dividends you receive will be exempt from regular federal and Massachusetts personal income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

Although very unlikely, the funds may, from time to time, distribute taxable income or capital gains. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax adviser about how an investment in the fund may affect the federal taxation of your benefits.

                                   Section 3 How You Can Buy and Sell Shares  17

Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                     Taxable Equivalent Of Tax-Free Yields
--------------------------------------------------------------------------------
                  Tax-Free Yield
Tax Rate       4.00%          4.50%          5.00%          5.50%          6.00%
--------------------------------------------------------------------------------
28.0%          5.56%          6.25%          6.94%          7.64%          8.33%
--------------------------------------------------------------------------------
31.0%          5.80%          6.52%          7.25%          7.97%          8.70%
--------------------------------------------------------------------------------
36.0%          6.25%          7.03%          7.81%          8.59%          9.37%
--------------------------------------------------------------------------------
39.6%          6.62%          7.45%          8.28%          9.11%          9.93%
--------------------------------------------------------------------------------

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

Distribution and Service Plan

Nuveen serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

18  Section 4 General Information

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The statement of additional information contains further information about these programs.

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

                                               Section 4 General Information  19

Fund Service Providers

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Year 2000

The funds' service providers rely on computer systems to manage the funds' investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen is working with the funds' service providers to adapt their systems to address this issue. Nuveen and the funds expect that the necessary work will be completed on a timely basis, although there can be no assurance of this.

Year 2000 issues may affect the ability of issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect the bonds' credit ratings and values. Municipal issuers may have greater Year 2000 risks than other issuers. Nuveen Advisory is requesting information from municipal issuers so that Nuveen Advisory can take the issuers' Year 2000 readiness, if made available, into account in making investment decisions. There can be no assurance that issuers will provide this information to Nuveen Advisory, or that issuers will begin or complete the work necessary to address any Year 2000 issues on a timely basis. Generally, higher rated fixed-income securities carry less credit risk than lower rated fixed-income securities.

20  Section 4 General Information

          Section 5  Financial Highlights

                     The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Funds' financial statements, are included in the SAI and annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------------------------------
Massachusetts Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                   Investment Operations                 Less Distributions
                 ------------------------              ----------------------

Class
(Inception
Date)
                                                         Net
                                                    Realized/
                       Beginning         Net      Unrealized                        Net                           Ending
                             Net     Invest-         Invest-                    Invest-                              Net
Year Ended                 Asset        ment            ment                       ment   Capital                  Asset    Total
February 28/29             Value   Income (a)    Gain (Loss)        Total        Income     Gains     Total        Value Return (b)
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     1999             $ 10.08          $ .51        $ (.01)        $ .50       $ (.51)      $ --     $ (.51)     $ 10.07      5.05%
     1998                9.89            .52           .19           .71         (.52)        --       (.52)       10.08      7.38
     1997                9.94            .53          (.07)          .46         (.51)        --       (.51)        9.89      4.73
     1996                9.56            .51           .39           .90         (.52)        --       (.52)        9.94      9.62
     1995 (c)            9.54            .25           .03           .28         (.26)        --       (.26)        9.56      3.05

Class B (3/97)
     1999               10.10            .43           .01           .44         (.44)        --       (.44)       10.10      4.40
     1998                9.88            .45           .22           .67         (.45)        --       (.45)       10.10      6.93

Class C (10/94)
     1999               10.02            .45            --           .45         (.45)        --       (.45)       10.02      4.62
     1998                9.83            .47           .19           .66         (.47)        --       (.47)       10.02      6.85
     1997                9.69            .45          (.08)          .37         (.43)        --       (.43)        9.83      3.90
     1996                9.51            .44           .39           .83         (.45)        --       (.45)        9.89      8.87
     1995 (c)            9.28            .19           .25           .44         (.21)        --       (.21)        9.51      4.86

Class R (12/86)
     1999               10.05            .52           .01           .53         (.53)        --       (.53)       10.05      5.36
     1998                9.86            .54           .19           .73         (.54)        --       (.54)       10.05      7.60
     1997                9.91            .54          (.06)          .48         (.53)        --       (.53)        9.86      4.99
     1996                9.54            .54           .38           .92         (.55)        --       (.55)        9.91      9.80
     1995                9.94            .54          (.40)          .14         (.54)        --       (.54)        9.54      1.64
------------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                       ----------------------------------------------------------------------------------------------

                                                              Ratio                           Ratio
                                                             of Net                          of Net
                                           Ratio of      Investment        Ratio of      Investment
                                           Expenses       Income to        Expenses       Income to
                                          to Average       Average       to Average       Average
                                         Net Assets      Net Assets      Net Assets      Net Assets
                                             Before          Before           After           After       Portfolio
Year Ended             Ending Net        Reimburse-      Reimburse-      Reimburse-      Reimburse-        Turnover
February 28/29         Assets (000)            ment            ment         ment(a)         ment(a)            Rate
---------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     1999                  $ 15,134            1.02%           4.94%            .95%           5.01%             10%
     1998                     9,291            1.00            5.20             .95            5.25              17
     1997                     7,200            1.01            5.22             .99            5.24              10
     1996                     4,290            1.17            5.04            1.00            5.21               6
     1995 (c)                 1,067            1.87*           4.88*           1.00*           5.75*             17

Class B (3/97)
     1999                     3,226            1.77            4.23            1.71            4.29              10
     1998                       763            1.77*           4.41*           1.70*           4.48*             17

Class C (10/94)
     1999                     3,696            1.57            4.41            1.50            4.46              10
     1998                     1,924            1.55            4.54            1.50            4.69              17
     1997                       913            1.74            4.50            1.73            4.51              10
     1996                       638            2.24            3.96            1.75            4.45               6
     1995 (c)                   147            3.40*           3.46*           1.75*           5.11*             17

Class R (12/86)
     1999                    75,750             .82            5.12             .75            5.19              10
     1998                    72,934             .80            5.40             .75            5.45              17
     1997                    72,912             .77            5.46             .75            5.48              10
     1996                    76,773             .82            5.42             .75            5.49               6
     1995                    71,568             .77            5.75             .75            5.77              17
---------------------------------------------------------------------------------------------------------------------

*    Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized for periods less than one year.

(c)  From commencement of class operations as noted.

                                               Section 5 Financial Highlights 21

----------------------------------------------------------------------------------------------------------------------
Massachusetts Insured Municipal Bond Fund
----------------------------------------------------------------------------------------------------------------------
                           Investment Operations             Less Distributions
                           ---------------------             ------------------

Class
(Inception
Date)

                                                        Net
                                                  Realized/
                     Beginning            Net    Unrealized             Net                      Ending
                           Net        Invest-       Invest-         Invest-                         Net
Year Ended               Asset           ment          ment            ment  Capital              Asset         Total
February 28/29,          Value     Income (a)   Gain (Loss)  Total   Income    Gains     Total    Value    Return (b)
----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
    1999               $ 10.57          $ .51         $ .02  $ .53   $ (.51)    $ --    $ (.51) $ 10.59          5.09%
    1998                 10.38            .52           .19    .71     (.52)      --      (.52)   10.57          7.04
    1997                 10.49            .53          (.12)   .41     (.52)      --      (.52)   10.38          4.02
    1996                 10.06            .51           .44    .95     (.52)      --      (.52)   10.49          9.59
    1995 (c)             10.03            .25           .04    .29     (.26)      --      (.26)   10.06          2.99

Class B (3/97)
    1999                 10.57            .43           .02    .45     (.43)      --      (.43)   10.69          4.32
    1998 (c)             10.36            .44           .21    .55     (.44)      --      (.44)   10.57          6.45

Class C (9/94)
    1999                 10.54            .45           .02    .47     (.45)      --      (.45)   10.56          4.51
    1998                 10.35            .46           .19    .65     (.46)      --      (.46)   10.54          6.45
    1997                 10.47            .45          (.13)   .32     (.44)      --      (.44)   10.35          3.17
    1996                 10.04            .43           .44    .87     (.44)      --      (.44)   10.47          8.80
    1995 (c)              9.91            .20           .14    .34     (.21)      --      (.21)   10.04          3.52

Class R (12/86)
    1999                 10.57            .53           .01    .54     (.52)      --      (.52)   10.59          5.26
    1998                 10.38            .54           .19    .73     (.54)      --      (.54)   10.57          7.23
    1997                 10.50            .54          (.12)   .42     (.54)      --      (.54)   10.38          4.16
    1996                 10.06            .54           .44    .98     (.54)      --      (.54)   10.50          9.99
    1995                 10.45            .55          (.39)   .16     (.55)      --      (.55)   10.06          1.77
----------------------------------------------------------------------------------------------------------------------

                                                     Ratios/Supplemental Data
                                                     -------------------------


                                                   Ratio                        Ratio
                                                  of Net                       of Net
                                   Ratio of   Investment       Ratio of    Investment
                                   Expenses    Income to       Expenses     Income to
                                 to Average      Average     to Average       Average
                                 Net Assets   Net Assets     Net Assets    Net Assets
                                     Before       Before          After         After     Portfolio
Year Ended         Ending Net    Reimburse-   Reimburse-      Reimburse-   Reimburse-      Turnover
February 28/29,  Assets (000)          ment         ment        ment (a)     ment (a)          Rate
-----------------------------------------------------------------------------------------------------
Class A (9/94)
    1999              $11,208          1.01%        4.77%           1.01%        4.77%           11%
    1998                8,679          1.03         4.98            1.03         4.98            23
    1997                7,459          1.04         5.02            1.04         5.02            10
    1996                5,291          1.09         4.92            1.07         4.94             1
    1995 (c)            1,956          1.36*        5.13*           1.15*        5.34*           10

Class B (3/97)
    1999                1,650          1.75         4.03            1.75         4.03            11
    1998 (c)              666          1.80*        4.20*           1.80*        4.20*           23

Class C (9/94)
    1999                1,675          1.56         4.22            1.56         4.22            11
    1998                1,293          1.58         4.43            1.58         4.43            23
    1997                  957          1.78         4.29            1.78         4.29            10
    1996                  706          1.81         4.20            1.81         4.20             1
    1995 (c)              338          2.07*        4.41*           1.90*        4.58*           10

Class R (12/86)
    1999               57,281           .81         4.97             .81         4.97            11
    1998               56,707           .83         5.18             .83         5.18            23
    1997               57,076           .80         5.26             .80         5.25            10
    1996               60,102           .81         5.21             .81         5.21             1
    1995               57,137           .79         5.54             .79         5.54            10
-----------------------------------------------------------------------------------------------------

*   Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized for periods less than one year.

(c) From commencement of class operations as noted.

22  Section 5 Financial Highlights

Appendix Additional State Information

          Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risks from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

          Massachusetts

          The Massachusetts economy has fully recovered from the recession of the early 1990's and has grown at a healthy pace. The strongest in New England, the State's economy has also performed well relative to the national economy across several indicators. Unemployment remains below the national average, registering 2.9% in April 1999 versus the national rate of 4.3% for the same time period. Per capita income levels remain high at approximately $32,797, or 124% of the national average, placing Massachusetts third among the states for per capita income levels. The State has also registered strong per capita income growth, outstripping the national growth rate. The State's economy remains diverse, with construction, financial services, health care and higher education continuing to make important contributions to the State's economy. The service sector is the largest sector in the Massachusetts economy, followed by wholesale and retail trade, manufacturing, and government employment.

          Recently, employment growth has slowed somewhat, in part because of tightening labor. The State continues to lose manufacturing employment, but those losses are being partially offset by gains in the service and construction sectors.

          The Massachusetts economy is fairly concentrated in the eastern portion of the state, with more than 50% of its total population residing in the metropolitan Boston area. While many of the communities in the eastern portion of the State have benefitted from the economic growth described above, several areas outside the metropolitan Boston region have not participated as fully and continue to be hampered by higher unemployment, lower per capita income and stagnant property values.

                                                                     Appendix 23

Debt Ratings: As of June 15, 1999, Moody's, Standard & Poor's, and Fitch maintained Aa3, AA- and AA- ratings on the State's general obligation debt, respectively. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Tax Treatment

The Fund's regular monthly dividends will not be subject to Massachusetts personal income taxes to the extent they are paid out of income earned on Massachusetts municipal bonds or on certain U.S. government obligations that are exempt from state taxation under Federal law. You will be subject to Massachusetts personal income taxes, however, to the extent the funds distribute any taxable income, or if you sell or exchange fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the funds differs from described above. Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.

24  Appendix

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

European Value Fund
Growth and Income

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income

Income Fund

Tax-Free Income

National Municipal Bond Funds
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona                 Louisiana                 North Carolina
California/1/           Maryland                  Ohio
Colorado                Massachusetts/1/          Pennsylvania
Connecticut             Michigan                  Tennessee
Florida                 Missouri                  Virginia
Georgia                 New Jersey                Wisconsin
Kansas                  New Mexico
Kentucky                New York/1/

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C.

The funds' Investment Company file number is 811-07755.

1. Long-term and insured long-term portfolios.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

                                                               July 1, 1999

NUVEEN FLAGSHIP MULTISTATE TRUST II

Nuveen California Municipal Bond Fund

Nuveen California Insured Municipal Bond Fund

Nuveen Flagship Connecticut Municipal Bond Fund

Nuveen Flagship New Jersey Municipal Bond Fund

Nuveen Flagship New York Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen Massachusetts Insured Municipal Bond Fund

Nuveen New York Insured Municipal Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Flagship Multistate Trust II dated July 1, 1999. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-40
Investment Adviser and Investment Management Agreement..................... S-51
Portfolio Transactions..................................................... S-53
Net Asset Value............................................................ S-53
Tax Matters................................................................ S-54
Performance Information.................................................... S-62
Additional Information on the Purchase and Redemption of Fund Shares....... S-71
Distribution and Service Plan.............................................. S-78
Independent Public Accountants and Custodian............................... S-80
Financial Statements....................................................... S-80
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports. The Annual Reports accompany this Statement of Additional Information.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

    (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the California Municipal Bond Fund, and the California Insured Municipal Bond Fund.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Nuveen Flagship Multistate Trust II. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has nine series: the Nuveen Flagship New York Municipal Bond Fund (formerly the Nuveen New York Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); the Nuveen New York Insured Municipal Bond Fund (formerly the Nuveen New York Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.); the Nuveen Flagship New Jersey Municipal Bond Fund (formerly the Nuveen New Jersey Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen California Municipal Bond Fund (formerly the Nuveen California Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen California Insured Municipal Bond Fund (formerly the Nuveen California Insured Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen Flagship Connecticut Municipal Bond Fund (formerly the Flagship Connecticut Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Massachusetts Municipal Bond Fund (formerly the Nuveen Massachusetts Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); and the Nuveen Massachusetts Insured Municipal Bond Fund (formerly the Nuveen Massachusetts Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.). The Nuveen Flagship California Intermediate Municipal Bond Fund has also been organized as a series of the Trust, but has issued no shares to date. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Portfolio Securities

  As described in the Prospectus, each of the Funds invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Insurance

  Each insured Municipal Obligation held by the Nuveen New York Insured Municipal Bond Fund, the Nuveen California Insured Municipal Bond Fund, and the Nuveen Massachusetts Insured Municipal Bond Fund (the "Funds") will either be
(1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or
(3) covered by a master municipal insurance policy purchased by the Funds ("Portfolio Insurance"). The Funds currently maintain a policy of Portfolio Insurance with MBIA Insurance Corporation, AMBAC Assurance Corporation, Financial Security Assurance, Inc., and Financial Guaranty Insurance Company, and may in the future obtain other policies of Portfolio Insurance, depending on the availability of such policies on terms favorable to the Fund. However, the Funds may determine not to obtain such policies and to emphasize investments in Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance. In any event, the Funds will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Corporation ("S&P"). Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of Aaa or AAA, as the case may be, by virtue of the Aaa or AAA claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way or contrast, the ratings, if any, assigned to Municipal Obligations insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuers without regard to the insurance feature, and will generally carry a rating that is below Aaa or AAA. While in the portfolio of a Fund, however, a Municipal Obligation backed by Portfolio Insurance will effectively be of the same quality as a Municipal Obligation issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

  The Funds' policy of investing in Municipal Obligations insured by insurers whose claims-paying ability is rated Aaa or AAA will apply only at the time of the purchase of a security, and a Fund will not be required to dispose of securities in the event Moody's or S&P, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In this connection, it should be noted that in the event Moody's or S&P or both should down grade its assessment of the claims-paying ability of a particular insurer, it could also be expected to downgrade the ratings assigned to Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance issued by such insurer, and Municipal Obligations insured under Portfolio Insurance issued by such insurer would also be of reduced quality in the portfolio of the Fund. Moody's and S&P continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time a Fund purchases securities.

  In addition to insured Municipal Obligations, a Fund may invest in Municipal Obligations that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, Municipal Obligations that have been (1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Municipal Obligations, and
(2) issued under state or local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the Municipal Obligations. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities. Collateralized obligations will not constitute more than 20% of a Fund's assets.

  Each insured Municipal Obligation in which a Fund invests will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. There is no limitation on the percentage of a Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

  Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of Municipal Obligations by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Obligations. Under such insurance, the insurer unconditionally guarantees to the holder of the Municipal Obligation the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the Municipal Obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control Municipal Obligations), the value of the shares of the Fund, the market value of Municipal Obligations, or payments of any tender purchase price upon the tender of the Municipal Obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on Municipal Obligations resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

  In the event that interest on or principal of a Municipal Obligation covered by insurance is due for payment but is unpaid by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Municipal Obligations, the insurer shall succeed to the rights of a Fund with respect to such payment.

  Original Issue Insurance remains in effect as long as the Municipal Obligations covered thereby remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of such Municipal Obligations. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Municipal Obligations so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

  Secondary Market Insurance. Subsequent to the time of original issuance of a Municipal Obligation, a Fund or a third party may, upon the payment of a single premium, purchase insurance on such Municipal Obligation. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and remains in effect as long as the Municipal Obligation covered thereby remain outstanding, the holder of such Municipal Obligation does not voluntarily relinquish the Secondary Market Insurance and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligation.

  One of the purposes of acquiring Secondary Market Insurance with respect to a particular Municipal Obligation would be to enable a Fund to enhance the value of such Municipal Obligation. A Fund, for example, might seek to purchase a particular Municipal Obligation and obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the market value of such Municipal Obligation, as insured, would exceed the current value of the Municipal Obligation without insurance plus the cost of the Secondary Market Insurance. Similarly, if a Fund owns but wishes to sell a Municipal Obligation that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

  Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Obligations purchased by a Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal Obligations insured under one Portfolio Insurance policy would generally not be insured under any other policy purchased by a Fund. A Municipal Obligation is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of a Fund.

  If a Municipal Obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then such Municipal Obligation is not required to be additionally insured under any policy of Portfolio Insurance that a Fund may purchase. All premiums respecting Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

  Portfolio Insurance policies are effective only as to Municipal Obligations owned by and held by a Fund, and do not cover Municipal Obligations for which the contract for purchase fails. A "when-issued" Municipal Obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" Municipal Obligation. In determining whether to insure Municipal Obligations held by a Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of Municipal Obligations. See "Original Issue Insurance" above.

  Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as a Fund is in existence, the Municipal Obligations covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to a Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

  Each Portfolio Insurance policy will terminate as to any Municipal Obligation that has been redeemed from or sold by a Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such Municipal Obligation, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such Municipal Obligation, the policy will terminate as to such Municipal Obligation on the business day immediately following such payment date. Each policy will terminate as to all Municipal Obligations covered thereby on the date on which the last of the covered Municipal Obligations mature, are redeemed or are sold by a Fund.

  One or more policies of Portfolio Insurance may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a Municipal Obligation that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such Municipal Obligation. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a Municipal Obligation only if, in the opinion of Nuveen Advisory, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance.

  The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment or principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

  Each Fund generally intends to retain any insured securities covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated BBB) that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and either its par value or the market value of securities of a similar nature that are not in default or in significant risk of default, is more appropriate. To the extent that the Fund holds such defaulted securities, it may be limited in its ability to manage its investment portfolio and to purchase other Municipal Obligations. Except as described above with respect to securities covered by Portfolio Insurance that are in default or subject to significant risk of default, the Funds will not place any value on the insurance in valuing the Municipal Obligations that it holds.

  Because each Portfolio Insurance policy will terminate as to Municipal Obligations sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by a Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as Municipal Obligations covered thereby are outstanding, such insurance may enhance the marketability of such securities, even when such securities are in default or in significant risk of default, but the exact effect, if any, on marketability cannot be estimated. Accordingly, the Funds may determine to retain or, alternatively, to sell Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

  Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of Municipal Obligations covered by the policy during the month. The yield on a Fund is reduced to the extent of the insurance premiums it pays. Depending upon the characteristics of the Municipal Obligations held by a Fund, the annual premium rate for policies of Portfolio Insurance is estimated to range from .15% to .30% of the value of the Municipal Obligations covered under the policy. Because the majority of the Municipal Obligations in the Funds were not covered by policies of Portfolio Insurance during the year ended February 28, 1997, premium expenses as a percentage of the value of Municipal Obligations held by the Funds for such period were .00%.

  Set forth below is information about the various municipal bond insurers with whom the Funds currently maintain policies of Portfolio Insurance.

  AMBAC Assurance Corporation

  Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $3,463,000,000 (unaudited) and statutory capital of approximately $1,970,000,000 (unaudited) as of March 31, 1999. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Moody's Investors Service and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.

  Ambac Assurance has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by Ambac Assurance will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by Ambac Assurance under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the Bonds.

  Ambac Assurance makes no representation regarding the Bonds or the advisability of investing in the Bonds and makes no representation regarding, nor has it participated in the presentation of, the Official Statement other than the information supplied by Ambac Assurance and presented under the heading "AMBAC Assurance Corporation".

  Financial Security Assurance Inc. ("Financial Security")

  Financial Security is a monoline insurance company incorporated under the laws of the State of New York.

Financial Security is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include White Mountains Insurance Group, Inc., XL Capital Ltd., MediaOne Capital Corporation and The Tokio Marine and Fire Insurance Co., Ltd. No shareholder is obligated to pay any debts of or any claims against Financial Security. Financial Security is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of March 31, 1999, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $1,077,088,000 (unaudited) and $607,467,000 (unaudited), the total shareholders' equity and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $1,138,741,000 (unaudited) and $512,383,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York 10022, Attention:
Communications Department. Financial Security's telephone number is (212) 826-0100. Financial Security's financial statements are included as exhibits to the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission by Holdings and may be reviewed at Holdings' website: www.fsa.com.

  MBIA Insurance Corporation ("MBIA")

  The Insurer is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company (the "Company"). The Company is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

  As of December 31, 1998 the Insurer had admitted assets of $6.5 billion (audited), total liabilities of $4.2 billion (audited), and total capital and surplus of $2.3 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 1999, the Insurer had admitted assets of $6.7 billion (unaudited), total liabilities of $4.4 billion (unaudited), and total capital and surplus of $2.3 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

  Furthermore, copies of the Insurer's year end financial statements prepared in accordance with statutory accounting practices are available without charge from the Insurer. A copy of the Annual Report on Form 10-K of the Company is available from the Insurer or the Securities and Exchange Commission. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545.

  The Insurer's policy unconditionally and irrevocably guarantees to the Nuveen California Insured Municipal Bond Fund, the Nuveen Massachusetts Insured Municipal Bond Fund, and the Nuveen New York Insured Municipal Bond Fund the full and complete payment required to be made by or on behalf of the issuer to the applicable paying agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the

Municipal Obligations as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by the Insurer's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration) and (ii) the reimbursement of any such payment which is subsequently recovered from the Fund pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to the Fund within the meaning of any applicable bankruptcy law (a "Preference").

  The Insurer's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Municipal Obligation. The Insurer's policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments of the purchase price of Municipal Obligations upon tender thereof; or
(iv) any Preference relating to (i) through (iii) above. The Insurer's policy also does not insure against nonpayment of principal of or interest on the Municipal Obligations resulting from the insolvency, negligence or any other act or omission of any paying agent for the Municipal Obligations.

  With respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy, the Insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such bonds if there occurs pursuant to the terms of the bonds an event which results in the loss of the tax-exempt status of interest on such bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such bonds.

  When the Insurer receives from the paying agent or the Fund, (1) telephonic or telegraphic notice (subsequently confirmed in writing by registered or certified mail), or (2) written notice by registered or certified mail, that a required payment of any insured amount which is then due has not been made, the Insurer on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such Municipal Obligations or presentment of such other proof of ownership of the Municipal Obligations, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due on the Municipal Obligations as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for the Fund in any legal proceeding related to payment of insured amounts on Municipal Obligations, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to the Fund or the paying agent payment of the insured amounts due on such Municipal Obligations, less any amount held by the paying agent for the payment of such insured amounts and legally available therefor.

  Financial Guaranty Insurance Company ("Financial Guaranty")

  The Portfolio Insurance Policy is non-cancellable except for failure to pay the premium. The premium rate for each purchase of a security covered by the Portfolio Insurance Policy is fixed for the life of the Insured Bond. The insurance premiums are payable monthly by the Fund and are adjusted for purchases, sales and payments prior to maturity of Insured Bonds during the month. In the event of a sale of any Insured Bond by the Fund or payment thereof prior to maturity, the Portfolio Insurance policy terminates as to such Insured Bond.

  Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company, or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Insured Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Insured Bonds. The term "due for payment" means, when referring to the principal of an Insured Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on an Insured Bond, the stated date for payment of interest. In addition, the Portfolio Insurance Policy covers nonpayment by the issuer that results from any payment of principal or interest made by such issuer on the Insured Bond to the Fund which has been recovered from the Fund or its shareholders pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction.

  Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer, but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment thereupon shall vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Insured Bond, appurtenant coupon or right to payment of principal or interest on such Insured Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment, thereof.

  In determining whether to insure municipal securities held in the Fund, Financial Guaranty will apply its own standards which are not necessarily the same as the criteria used in regard to the selection of securities by the Fund.

  Certain of the municipal securities insured under the Portfolio Insurance Policy may also be insured under an insurance policy obtained by the issuer of such municipal securities. The premium for any insurance policy or policies obtained by an issuer or Insured Bonds has been paid in advance by such issuer and any such policy or policies are non-cancellable and will continue in force so long as the Insured Bonds so insured are outstanding. Financial Guaranty has also agreed, if requested by the Funds on or before the fifth day preceding the 1st day of any month, to insure to maturity Insured Bonds sold by the Trustee during the month immediately following such request of the Funds. The premium for any such insurance to maturity provided by Financial Guaranty is paid by the Fund and any such insurance is non-cancellable and will continue in force so long as the Bonds so insured are outstanding.

  Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of March 31, 1999, the total capital and surplus of Financial Guaranty was $1,274,619,558. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention:
Communications Department (telephone number: (212) 312-3000) or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319,
Attention: Financial Condition Property/Casualty Bureau (telephone number:
(212) 480-5187).

  The policies of insurance obtained by the Fund from Financial Guaranty and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Funds or the Board of Trustees of the Funds.

  The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch.

  An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

  An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

  The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process form the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

  S&P's and Moody's ratings are not recommendations to buy, sell or hold the Municipal Obligations insured by policies issued by AMBAC Assurance, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Municipal Obligations insured by policies issued by AMBAC Assurance, Financial Security, MBIA or Financial Guaranty.

  S&P's ratings of AMBAC Assurance, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

Portfolio Trading and Turnover

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

   The portfolio turnover rates for the 1998 and 1999 fiscal year-ends of the Funds were:

                                                                        Fiscal
                                                                         Year
                                                                       1998 1999
                                                                       ---- ----
      Nuveen Flagship New York Municipal Bond Fund.................... 30%  28%
      Nuveen New York Insured Municipal Bond Fund..................... 17%  16%
      Nuveen Flagship New Jersey Municipal Bond Fund.................. 16%  10%
      Nuveen California Municipal Bond Fund........................... 45%  34%
      Nuveen California Insured Municipal Bond Fund................... 26%  25%
      Nuveen Flagship Connecticut Municipal Bond Fund................. 12%   7%
      Nuveen Massachusetts Municipal Bond Fund........................ 17%  10%
      Nuveen Massachusetts Insured Municipal Bond Fund................ 23%  11%

When-issued or Delayed-Delivery Securities

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

Special Considerations Relating to Municipal Obligations of Designated States

  As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in Municipal Obligations, generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

Factors Pertaining to New York

  Except to the extent the New York Municipal Bond Fund and the New York Insured Municipal Bond Fund (the "New York Funds") invest in temporary investments, the New York Funds will invest substantially all of their assets in New York Municipal Obligations. The New York Funds are therefore susceptible to political, economic or regulatory factors affecting New York State and governmental bodies within New York State. Some of the more significant events and conditions relating to the financial situation in New York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State of New York (the "State"), by its various public bodies (the "Agencies"), and by other entities located within the State, including the City of New York (the "City"), in connection with the issuance of their respective securities.

  There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the New York Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  (1) The State: New York State's economy has improved, but continues to lag the nation in several areas, including job growth and unemployment. New York State remains one of the wealthier states in the nation. Although income growth has lagged the nation in recent years, it neared the national average in 1998, fueled by the strong performance of the financial sector. 1998 per capita personal income was $31,734 and the 1998 unemployment rate was 5.6%.

  Overall, the economies of the State, and particularly of New York City, have benefited from the strong results in the financial sector. This sector is, however, more volatile than some of the other employment sectors. As a result, because the State and City economies remains more reliant on the financial industry than is the national economy, both the State and City remain susceptible to downturns in that industry, which could cause adverse changes in wage and employment levels.

  Improvement in the upstate economies has not been as pronounced as in downstate areas, like New York City, because many upstate communities have not participated as fully in the recent economic expansion. Population and employment growth levels in the upstate counties have been minimal and have not approached averages of downstate counties. Employment losses in the manufacturing sector continue to constrain both population and employment growth in upstate areas.

  Indebtedness. As of March 31, 1998, the total amount of State general obligation debt stood at $4.7 billion. The State's general obligation debt is voter approved.

  In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The Corporation is authorized to issue up to $4.7 billion in bonds plus amounts necessary to fund a capital reserve, costs of issuance and, in certain cases, capitalized interest. LGAC has issued all of its authorization. Any issuance of bonds by the Corporation in the future will be for refunding purposes only.

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  Financing of capital programs by other public authorities of the State is also obtained from lease-purchase and contractual-obligation financing arrangements (nonvoter approved), the debt service for which is paid from State appropriations. As of March 31, 1998, there were $22.5 billion of such other financing arrangements outstanding and additional financings of this nature by public authorities including LGAC. In addition, certain agencies had issued and have outstanding approximately $1.4 billion of "moral obligation financings" as of March 31, 1998, which are to be repaid from project revenues. There has never been a default on moral obligation debt of the State.

  Ratings. As of March 31, 1999, the State's general obligation bonds were rated A2, A, and A+ by Moody's, Standard & Poor's, and Fitch respectively. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

  (2) The City and the Municipal Assistance Corporation ("MAC"): The City accounts for approximately 40% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

  Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. Changes in the economic activity in the City, particularly employment, per capita personal income and retail sales, may have an impact on the City. Overall, the City's economic improvement improved in fiscal year 1998. Much of the increase can be traced to the performance of the financial industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted.

  In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).

  Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and the imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval to City financial plans, proposed borrowings and certain contracts.

  The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets for future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

  Indebtedness: New York City and related organizations issue debt to fund capital and other improvements in the City.

  New York City general obligation debt: The State Constitution requires the City to pledge its full faith and credit for the payment of principal and interest on City term and serial bonds and guaranteed debt. The City's ability to issue general obligation debt is limited by the New York State Constitution to 10% of the average of five years' full valuations of taxable real estate.

  Municipal Assistance Corporation: Created in 1975, MAC is empowered to issue and sell bonds and notes and also provides certain oversight of the City's financial activities. MAC has no taxing power. All outstanding bonds issued by MAC are general obligations of MAC and do not constitute a debt of the City or the State. Neither the City nor a credit of the City has any claim to MAC's revenues and assets. MAC bonds are paid from certain sales and compensating use taxes, the stock transfer tax and certain per capita aid subject in each case to appropriation by the State Legislature. Net collections of taxes and per capita aid are returned to the City by the State after MAC debt service requirements are met. MAC has issued all of its debt authorization. Any issuance of bonds by MAC in the future will be for refunding purposes only.

  New York City Municipal Water Finance Authority: Established in 1985, the New York City Municipal Water Finance Authority (MWFA) issues debt to finance the cost of capital improvements to the City's water distribution and sewage collection system. Bonds issued by the MWFA are paid from water and sewer fees and charges.

  New York City Transitional Finance Authority: The New York Transitional Finance Authority (TFA) was created in March 1997 to assist the City in funding its capital program.

  Absent creation of this authority, the City would have faced limitations on its general obligation borrowing capacity after 1998 under the State's Constitution. TFA was authorized to issue debt in an aggregate principal amount of $7.5 billion. TFA has no taxing power. All outstanding bonds issued by TFA are general obligations of TFA and do not constitute debt of either the City or the State. Neither the City nor a creditor of the City has any claim to TFA's revenues and assets. TFA bonds are secured by a primary lien on the City's personal income tax receipts as well as a secondary lien on sales tax receipts. Sales taxes are only available to TFA after such amounts required by MAC are deducted and if the amounts of personal income tax revenues fall below statutorily specified coverage levels. Net collections of taxes not required by TFA are paid to the City by TFA.

  As of June 30, 1998, the City had $26.9 billion in general obligation debt outstanding. Related City issuers--MAC, TFA, and MWFA--had $4.1 billion, $2.15 billion, and $8.9 billion in revenue bonds outstanding, respectively.

  The City is a defendant in a significant number of lawsuits and is subject to numerous claims and investigations, including, but not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1998, the City estimated its potential future liability on outstanding claims to be $3.5 billion.

  Ratings. As of March 31, 1999, Moody's, Standard & Poor's and Fitch rate the City's general obligation bonds A3, A-, and A, respectively. Standard & Poor's rating of City general obligation bonds was revised in July 1998 to A- from BBB+. Fitch raised its rating on the City's general obligation bonds from A- to A in March 1999. These ratings reflect the City's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

  (3) The State Agencies: Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies.

  Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse affect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

  As of March 31, 1998, the State reported that its public benefit corporations had an aggregate of $38.7 billion of outstanding debt, some of which was State-supported and State-related debt.

  (4) State Litigation: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

  (5) Other Municipalities: Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance.

  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. In December 1995, in reaction to continuing financial problems, the Troy Municipal Assistance Corp., which was created in 1995, imposed a 1996 budget plan upon Troy, New York. A similar municipal assistance corporation has also been established for Newburgh. In addition, several other New York cities, including Utica, Rome, Schenectady, Syracuse and Niagara Falls have faced budget deficits, as federal and state aid and local tax revenues have declined while government expenses have increased. The financial problems being experienced by the State's smaller urban centers place additional strains upon the State's financial condition.

  Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures.

  If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the Fund, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

  (6) Other Issuers of New York Municipal Obligations: There are a number of other tax-exempt entities in the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the State.




Factors Pertaining to New Jersey

  Except to the extent the New Jersey Municipal Bond Fund (the "New Jersey Fund") invest in temporary investments, the New Jersey Fund will invest substantially all of its assets in New Jersey Municipal Obligations. The New Jersey Fund is therefore susceptible to political, economic or regulatory factors affecting New Jersey and governmental bodies within New Jersey. The following information provides only a brief summary of the complex factors affecting the financial situation in New Jersey, is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New Jersey Obligations in the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.


  The State and Its Economy. The State is the ninth largest state in population and the fifth smallest in land area.

  New Jersey's economic base remains among the most diverse in the country. The State's economic growth rates continue to outpace regional growth rates, but remain below national averages. The State has recovered the jobs it lost during the national recession of the early 1990s, which hit New Jersey and much of the Northeast region with particular severity. As a result, the State's unemployment rate has improved, dropping from 5.1% in 1997 to 4.6% in 1998. Although its income growth rate lagged or just equaled the national rate, New Jersey remains one of the country's wealthiest states, ranking second among the states in per capita, which was $33,937 in 1998.

  On July 12, 1994, the New Jersey Supreme Court declared the State's Quality Education Act of 1990 unconstitutional and gave the Chief Executive and the Legislature until Fiscal Year 1998 to achieve "substantial equivalence" between spending on pupils in poor urban districts and spending on their counterparts in wealthy suburban districts. Fiscal Year 1998 marked the implementation of a new school funding formula specified by the Comprehensive Education Improvement and Financing Act of 1996. However, late in 1997, the State Supreme Court found that the new law still provided insufficient funding. In response, the State increased its budgeted aid for fiscal 1998 to provide parity aid to affected districts. On May 21, 1998, the State Supreme Court accepted the State's plan to use a nationally acclaimed reading-based program called "Success for All" and other "whole-school reforms" to assure the "thorough and efficient" education required by the State constitution.

  In October of 1997, the Supreme Court declined to hear appeals regarding the unconstitutionality of the State's flow control legislation and thus opened the State's solid waste market of competition. New Jersey's solid waste facilities have approximately $1.5 billion of debt outstanding and have faced rating downgrades since 1996 as a result of the federal court ruling that the State's flow control legislation was illegal. The State has taken several actions in order to help New Jersey counties raise more money to pay off their debt, including the imposition of an environmental investment charge on either trash haulers or businesses or residences that generate the trash and the inclusion of $20 million in FY97 and FY98 budgets. A legislative proposal to provide a more large-scale county bailout has not yet been approved.

  New Jersey's healthcare environment is in a dynamic phase, with significant merger activity resulting in a handful of large healthcare systems. But some partnerships have been announced and then rescinded recently. The State has a good number of distressed stand-alone facilities that will need to partner to survive, but mergers and affiliations have often been scuttled because of cultural and political issues.

  Debt Ratings. As of March 31, 1999, the State's general obligation bonds are rated Aa1, AA+, and AA+ by Moody's, Standard and Poor's and Fitch, respectively. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.




Factors Pertaining to California

  Except to the extent the California Municipal Bond Fund and the California Insured Municipal Bond Fund (the "California Funds") invest in temporary investments, the California Funds will invest substantially all of their assets in California Municipal Obligations. The Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations.

  These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

  During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1994. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Overview

  Total personal income in the State, at an estimated $929 billion in 1998, accounts for almost 13% of all personal income in the nation. Total employment is over 16 million, the majority of which is in the service, trade and manufacturing sectors.

  Unemployment has declined dramatically from its 10% recession peak and is rapidly approaching the national level. Economic indicators show a steady and strong recovery underway in California since the start of 1994, particularly in the export-related industries, services, electronics, entertainment and tourism. The recovery in export-related industries has been dampened somewhat by the economic crisis in Asia, but has been offset by gains in the construction and service sectors.

Constitutional Limitations on Taxes, Other Charges and Appropriations
  Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

  Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

  Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

  Limitation on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

  Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

  Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

  In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

  The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

  Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

  Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

  The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

  "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $4.0 billion under the limit for fiscal year 1997-98.

  Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

  Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of June 30, 1998, the State had outstanding approximately $15 billion of long-term general obligation bonds, and $6.6 billion of lease-purchase debt supported by the State General Fund. The State also had about $10.2 billion of authorized and unissued general obligation bonds. In FY 1997-98, debt service on general obligation bonds and lease purchase bonds was approximately 4.4% of General Fund revenues.

Recent Financial Results

  The principal sources of General Fund revenues in 1997-98 were the California personal income tax (51% of total revenues), the sales and use tax (32%) and bank and corporation taxes (11%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. According to the Governor's May Budget Revision, the robust economy should afford the State a $1.8 billion balance in the SFEU by the end of fiscal year 1998-1999.

  General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

  Since the start of the 1990-91 fiscal year, the State has faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. Since the start of the 1990-91 fiscal year, the State has faced adverse economic, fiscal and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. As a result of the strengthening State economy, General Fund revenue growth is now outpacing the costs associated with many of the larger programs supported by the General Fund. However, the State will face additional challenges in coming years by the expected need to substantially increase capital and operating funds for State infrastructure needs, as well as corrections resulting from a "Three Strikes" law enacted in 1994.

  Recent Budgets. As a result of these factors, among others, from the late 1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislative and Governor eventually agreed on a number of different steps to produce Budget Acts in the Years 1991-92 to 1995-96 (although not all of these actions were taken in each year):

 . significant cuts in health and welfare program expenditures;

 . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on lo-cal government;

 . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

 . reduction in growth of support for higher education programs, coupled with increases in student fees;

 . revenue increases (particularly in the 1992-92 Fiscal Year budget), most of which were for a short duration;

 . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

 . various one-time adjustment and accounting changes.

  Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

  The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94, 1994-95, and 1995-96 which have reduced the accumulated budget deficit to about $70 million as of June 30, 1996.

  A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders.

  The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowings during a fiscal year.

  The 1998-99 Budget Act was signed by the Governor on August 21, 1998, together with related implementating bills. The total budget package authorized State expenditures from the General Fund of $57.3 billion (a 7.3 percent increase from 1997-98). The most significant feature of the 1998-99 budget was an agreement on a total of $1.4 billion of tax cuts, the majority coming from a phased-in-reduction of the Vehicle License Fee (VLF).

The following are principal features of the 1998-99 Budget Act:

1. Proposition 98 funding for K-12 is increased by $2.2 billion over revised 1997-98 levels, over $1 billion higher than the minimum Proposition 98 guarantee.

2. Increased higher education funding--General Fund support increased $339 million (15.6%) for the University of California, $271 million (14.5%) for the California State University system and $183 million (9.0%) for community colleges.

3. A 4.9% grant increase in basic welfare grants, the first increase in those grants in 9 years.

4. Funding for judiciary and criminal justice programs increased 15%, reflecting the increased state support for local trial courts and rising prison population.

  The Department of Finance has reported that, based on stronger than expected revenues during the first nine months of the 1998-99 fiscal year, reflecting the continued strength of the State's economic recovery, General Fund revenues are $268 million above projections.

  Proposed 1999-00 Budget. On January 8, 1999, the Governor released his proposed budget for FY 1998-99. Based on the Governor's May revision, General Fund revenues (including transfers) are projected to be $62.9 billion and proposes expenditures to be $63.2 billion, to leave a budget reserve in the SFEU of $985 million at June 30, 1999. The Governor proposed further programs emphasizing education, public safety, economic development and transportation needs within the State.

  Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Rating

  The ratings on California's long-term general obligation bonds were reduced in the early 1990s from "AAA" levels which had existed prior to the recession. In 1997, Fitch raised their rating of California's general obligation bonds as did Moody's in 1998. As of May 1999, the State's general obligation bonds were assigned ratings of "A+" by Standard & Poor's, "Aa3" by Moody's and "AA-" from Fitch.

  There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

  The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the state's recent budget compromises. The matters covered by these lawsuits include the property tax shift from counties to school districts, the Controller's ability to make payments within a State budget, and various other issues. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers
Other Issuers of California Municipal Obligations
  There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

  State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.

  Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were to be enacted by June, 1997 in order to comply with federal welfare reform law. It is not yet known what the overall impact will be on local government finances.

  Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

  California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Litigation is brought from time to time which challenges the constitutionality of such lease arrangements.

Other Considerations
  The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

  Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

  Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

  The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

  Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Factors Pertaining to Connecticut

  Except to the extent the Connecticut Municipal Bond Fund (the "Connecticut Fund") invests in temporary investments, the Connecticut Fund will invest substantially all of its net assets in Connecticut Municipal Obligations. The Connecticut Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Connecticut Municipal Obligations. The following briefly summarizes the current financial situation of the State of Connecticut (the "State"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in sources that are generally available to investors and is based in part on information obtained from various agencies in Connecticut. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Connecticut Obligations in the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  Although it continues to lag the nation in job growth, Connecticut's economy has performed relatively well recently, helping to narrow the gap with the national economy. The State has reclaimed over 80% of the jobs it lost to the recession of the early 1990's and has posted the strongest income gains in the country. Once heavily reliant on the insurance, defense manufacturing, finance and real estate industries, the State's economy has become more diversified, benefiting from growth in service sector employment in business and personal services, health care, legal services, private education and gaming. Unemployment has improved and is now below national averages, registering 3.4% in April 1999 versus the national average of 4.3% for that same time period. Since 1995, the State has experienced slow, steady population growth, although it has not yet replaced all of the residents it lost during the recession of the early 1990's. Connecticut continues to rank first among states in per capita personal income ($37,598). The State's urban centers, however, continue to struggle with population losses, above average rates of unemployment, and lower per capita income levels. For example, according to the 1999 State Comptroller Report, with the exception of Stamford, the State's largest cities (those with over 100,000 residents) have all experienced a population loss in the 1990's. The State Comptroller's report also notes that the State's child poverty rate is rising especially in its urban areas.

  In October, 1998, Standard & Poor's upgraded Connecticut's general obligation debt rating to AA from AA-minus, citing the State's strengthened financial position, more conservative budgeting and financial practices, and steady economic growth. As of June 15, 1999, Moody's and Fitch maintained Aa3 and AA ratings on the State's general obligation debt. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Factors Pertaining to Massachusetts

  Except to the extent the Massachusetts Municipal Bond Fund and the Massachusetts Insured Municipal Bond Fund (the "Massachusetts Funds") invest in temporary investments, the Massachusetts Funds will invest substantially all of their net assets in Massachusetts Municipal Obligations. The Massachusetts Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts Municipal Obligations. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Massachusetts (the "Commonwealth"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information.

  There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on Commonwealth or local government finances generally, will not adversely affect the market value of Massachusetts Obligations in the Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  The Massachusetts economy has fully recovered from the recession of the early 1990's and has grown at a healthy pace. The strongest in New England, the State's economy has also performed well relative to the national economy across several indicators. Unemployment remains below the national average, registering 2.9% in April 1999 versus the national rate of 4.3% for the same time period. Per capita income levels remain high at approximately $32,797, 124% of the national average, placing Massachusetts third among the states for per capita income levels. The State has also registered strong per capita income growth, outstripping the national growth rate. The State's economy remains diverse, with construction, financial services, health care and higher education continuing to make important contributions to the State's economy. The service sector is the largest sector in the Massachusetts economy, followed by wholesale and retail trade, manufacturing, and government employment.

  Recently, employment growth has slowed somewhat, in part because of tightening labor. The State continues to lose manufacturing employment, but those losses are being partially offset by gains in the service and construction sectors. Large public works projects in the Boston area, including the $10.8 billion Central Artery Project and the $1.0 billion modernization program at Logan International Airport, have contributed construction jobs.

  The Massachusetts economy is fairly concentrated in the eastern portion of the state, with more than 50% of its total population residing in the metropolitan Boston area. Of the 17 Fortune 500 companies located in the State in 1998, 15 were located in the metropolitan Boston region. While many of the communities in the eastern portion of the State have benefited from the economic growth described above, several areas outside the metropolitan Boston region have not participated as fully and continue to be hampered by higher unemployment, lower per capita income and stagnant property values.

  1998 Fiscal Year Budget. The budget for 1998 provides for total expenditures and appropriations of approximately $18.8 billion, a 2.8% increase over FY97 expenditures. The budget incorporates tax cuts valued by the Dept of Revenue at $61 million and provides for an accelerated pension funding schedule. Supplemental appropriations have been approved for FY98 in the amount of approximately $94.0 million, including transfer of $34.8 million to the Massachusetts Water Pollution Abatement Trust for state revolving fund programs. Estimated budgeted revenues and other revenue sources are projected to reach $20.0 billion, up 3.5% over fiscal 1997 level. Tax revenues are projected to reach $13.2 billion, a mere 2.3% increase over fiscal 1997 level as a result of tax cuts. A surplus of $116 million is expected at fiscal year end.

  Tax law changes effective in FY98 will: increase anticipated revenues by $19 million from miscellaneous fees to be collected as a result of the convention center legislation approved on November 17, 1997, reduce tax revenues by an estimated $25 million as a result of the exemption of military pensions from state income tax, which was approved by Acting Governor Cellucci on November 6, 1997, and reduce tax revenues by an estimated $140 million as a result of a change in sales tax payment schedule.

  Under legislation enacted in 1996, Franklin County government terminated on July 1, 1997. Legislation approved by Governor Weld on July 11, 1997 abolished Middlesex County government on that day and provided for the abolition of county government in Hampden and Worcester Counties on July 1, 1998. These Counties' debt and liabilities will be assumed by the Commonwealth and amortized over a period of up to 25 years from assessments on the cities and towns within the County.

  On October 20, 1997, Acting Governor Cellucci announced that the Department of Revenue will issue regulations changing the payment schedules for approximately 15,000 sales, meals and room occupancy taxpayers that pay over $25,000 in tax per year. Under the new simplified rules, beginning January 1, 1998, these taxpayers will be required to file a tax return and make a tax payment on the 20th of each month for taxable sales made during the preceding month. Under the old rules, affected taxpayers were required to forward tax payments on the 27th of each month for taxable sales made from the 23rd of the preceding month to the 22nd of the current month, as well as file a quarterly tax return. While these new regulations will not affect the amount of tax owed, the Department of Revenue estimates that the Commonwealth will realize a reduction in fiscal 1998 revenues of $120 million to $160 million, which has been incorporated into the January 16, 1998 revenue estimates. This reduction will be a one-time event.

  On November 17, 1997, the Legislature overrode Acting Governor Cellucci's vote to enact legislation authorizing the Commonwealth to issue special obligation convention center bonds secured by a pledge of certain taxes related to tourism and conventions, including a 2.75% convention center financing fee imposed by the legislation on hotel room occupancy in four Massachusetts cities.

  The fiscal 1998 budget is based on numerous spending and revenue estimates the achievement of which cannot be assured.

  1997 Fiscal Year. Revenues exceeded expenditures for the 7th consecutive year. Budgeted revenues and other sources totaled $19.3 billion, up 11.6% over FY96. Total revenues exceeded total expenditures by $281.8 million. Tax revenues grew 6.8% to $12.9 billion. During the fiscal year, legislation was enacted and approved to raise statutory ceiling on State's Stabilization (or Rainy Day) fund from 5% of tax revenues to 5% of total budgetary income. As a result, the Stabilization fund balance now stands at $799.3 million.

  During FY97, the legislature mandated several transfers to be charged to FY97, including: $229.8 million to a Capital Investment Trust Fund to finance certain specified capital expenditures, $100 million to the Stabilization Fund (in addition to the $134.3 million transfer required by state finance law), $128 million to a Caseload Increase Mitigation Fund to finance Dept of Transitional Assistance programs in the even caseloads increase beyond what is budgeted, and $20.2 million to the Massachusetts Water Pollution Abatement Trust for state capitalization grants for the state revolving fund programs.

  On March 11, 1997, the Legislature's Committee on Counties approved legislation that would abolish Middlesex County government immediately upon final approval of the legislation and transfer its functions to the Commonwealth. The county's debts and liabilities which are in force on July 1, 1997 would be assumed by the Commonwealth and amortized over a period of up to 25 years from assessments on the cities and towns within the county. The legislation would also bar the sale of public property to satisfy judgments against the county. The legislation is now being considered by the House Committee on Ways and Means.

  On March 12, 1997, the Legislature's Committee on Transportation approved legislation to establish a Metropolitan Highway System, in substantially the form in which it had been filed by the Governor on January 6, 1997. A provision in the legislation added by the committee would mandate a new "asset assesment study" to determine, within one year, whether the Massachusetts Port Authority could afford to contribute as much as $300 million toward the cost of the Ted Williams Tunnel/Central Artery project, rather than the $200 million contribution proposed by the Governor and contemplated by the legislation. The study is to be conducted by the Executive Office for Administration and Finance, the State Auditor, the Division of Capital Planning and Operations and the Port Authority. The legislation approved by the Transportation Committee does not authorize any additional state spending for the project. The Governor's proposals for additional spending authorizations are contained in a transportation bond bill which is still being considered by the committee. The bill approved by the Transportation Committee has been scheduled in both the House of Representatives and Senate for expedited debate and enactment on March 13, 1997.

  1996 Fiscal Year. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1996 were approximately $17.328 billion, approximately $944 million or 5.7% above fiscal 1995 revenues of approximately $16.387 billion. Fiscal 1996 tax revenue collections were approximately $12.049 billion, approximately $365 million above the Department of Revenue's revised financial year 1996 tax revenue estimate of $11.684 billion and $886 million, or 7.9% above fiscal 1995 tax revenues of $11.163 billion.

  Budgeted expenditures and other uses of funds in fiscal 1996 were approximately $16.881 billion, approximately $630.6 million or 3.9% above fiscal 1995 budgeted expenditures and uses of $16.251 billion. The Commonwealth ended fiscal 1996 with an operating gain of approximately $446.4 million and an ending fund balance of approximately $1.172 billion.

  On August 8, 1996, the Governor approved legislation making two changes in the apportionment formula for the business corporations tax payable by certain mutual fund service corporations. Effective January 1, 1997, the legislation changes the computation of the sales factor. Instead of sourcing sales from the state where the seller bears the cost of performing the services relating to the sale, the corporations will source sales to the state of domicile of the ultimate consumer of the service. Effective July 1, 1997, the legislation changes the current three-factor formula to a single sales factor formula, just as the November, 1995 legislation did for certain federal defense contractors and, over time, for manufacturing firms. The new law requires the affected corporations to increase their numbers of employees by 5% per year for five years, subject to exceptions for adverse economic conditions affecting the stock market or the amount of assets under their management. The Department of Revenue estimates that the changes will result in a revenue reduction of approximately $10 million in fiscal 1997 and approximately $30 million to $53 million on an annualized basis thereafter, starting in fiscal 1998.

  On August 9, 1996, the Governor signed legislation providing tax credit to shippers that pay federal harbor maintenance taxes on cargo passing through Massachusetts ports. The Department of Revenue estimates that there will be no impact on revenues in fiscal 1997 as a result of this tax credit, and that the annualized revenue loss will be approximately $3 million to $4 million, beginning in fiscal 1998.

  The Executive Office for Administration and Finance is currently evaluating the impact of the federal welfare reform legislation enacted on August 22, 1996 on the Commonwealth's spending and revenue associated with public assistance programs. Current estimates indicate no fiscal 1997 spending impact associated with the passage of the federal reform. While current estimates also indicate an $86.3 million increase in federal revenues for the Commonwealth in fiscal 1997, this has not yet been incorporated into the Commonwealth's estimates for fiscal 1997 federal revenues.

  1995 Fiscal Year. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.387 billion, approximately $837 million, or 5.4%, above fiscal 1994 revenues of $15.550 billion. Fiscal 1995 tax revenues collections were approximately $11.163, billion approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $10.151 billion and $556 million, or 5.2%, above fiscal year tax revenues of $10.607 billion.

  Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.


  Employment. Reversing a trend of relatively low unemployment during the early and mid 1980's, the Massachusetts unemployment rate beginning in 1990 increased significantly to where the Commonwealth's unemployment rate exceeded the national unemployment rate. During 1990, the Massachusetts unemployment rate increased from 4.5% in January to 6.1% in July to 6.7% in August. During 1991, the Massachusetts unemployment rate averaged 9.0% while the average United States unemployment rate was 6.7%. The Massachusetts unemployment rate during 1992 averaged 8.5% while the average United States unemployment rate was 7.4%. Since 1993, the average monthly unemployment rate has declined steadily. The Massachusetts unemployment rate in 1998 was 3.3%, as compared with the United States unemployment rate of 4.5% for the same period. Other factors which may significantly and adversely affect the employment rate in the Commonwealth include reductions in federal government spending on defense-related industries. Due to this and other considerations, there can be no assurance that unemployment in the Commonwealth will not increase in the future.

  Debt Ratings. From 1989 through 1992, the Commonwealth had experienced a steady decline in its S&P rating, with its decline beginning in May 1989, when S&P lowered its rating on the Commonwealth's general obligation bonds and other Commonwealth obligations from AA+ to AA and continuing a series of further reductions until March 1992, when the rating was affirmed at BBB.

  Debt Ratings. As of June 15, 1999, Moody's, Standard & Poor's, and Fitch maintained Aa3, AA- and AA- ratings on the State's general obligation debt, respectively. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

  There can be no assurance that these ratings will continue.

  In recent years, the Commonwealth and certain of its public bodies and municipalities have faced serious financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. The continuation of, or an increase in, such financial difficulties could result in declines in the market values of, or default on, existing obligations including Massachusetts Obligations in the Fund. Should there be during the term of the Fund a financial crisis relating to Massachusetts, its public bodies or municipalities, the market value and marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities including the Massachusetts Obligations in the Fund and interest income to the Fund could be adversely affected.

  Total Bond and Note Liabilities. The total general obligation bond indebtedness of the Commonwealth (including Dedicated Income Tax Debt and Special Obligation Debt) as of April 1, 1998 was approximately $10.349 billion. The total bond and note liabilities of the Commonwealth as of April 1, 1998, including guaranteed bond and contingent liabilities was approximately $14.526 billion.

 Debt Service. During the 1980's, capital expenditures were increased substantially, which has had a short term impact on the cash needs of the Commonwealth and also accounts for a significant rise in debt service during that period. In November, 1988, the Executive Office for Administration and Finance established an administrative limit on state-financed capital spending in the Capital Projects Funds of $925 million per fiscal year. Capital expenditures were $694.1 million, $575.9 million, $760.6 million, $902.2 million, $908.5 million and $956.3 million in fiscal 1992, fiscal 1993, fiscal 1994, fiscal 1995, fiscal 1996 and fiscal 1997, respectively. Commonwealth-financed capital expenditures are projected to be approximately $1.05 billion in fiscal 1998.

  The growth of capital expenditures during the 1980's accounts for the significant rise in annual debt service expenditures since fiscal 1989. Payments for debt service on Commonwealth general obligation bonds and notes in fiscal 1992 were $898.3 million, representing a 4.7% decrease from $942.3 million in fiscal 1991, which resulted from a $261 million one-time reduction achieved through the issuance of refunding bonds in September and October, 1991. Debt service expenditures for fiscal 1993, fiscal 1994, fiscal 1995, fiscal 1996 and fiscal 1997 were $1.140 billion, $1.149 billion, $1.231 billion, $1.184 billion, and $1.275 billion, respectively, and are projected to be $1.224 billion for fiscal 1998. The amounts noted represent debt service payments on Commonwealth debt (including Fiscal Recovery Bonds and special obligation bonds). The amounts noted do not include debt service contract assistance payments to the Massachusetts Bay Transportation Authority ($302.6 million projected in fiscal 1998), the Massachusetts Convention Center ($24.6 million projected in fiscal 1998), the Massachusetts Government Land Bank ($6 million projected in fiscal 1998) and the Massachusetts Water Pollution Abatement Trust (up to $46 mm in each fiscal year) and grants to municipalities under the school building assistance program to defray a portion of the debt service costs on local school bonds ($187.3 million projected in fiscal 1998).

  In January 1990, legislation was passed to impose a limit on debt service beginning in fiscal 1991, providing that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding the Fiscal Recovery Bonds). The percentage of total appropriations expended from the budgeted operating funds for debt service for fiscal 1997 is 5.7%, which is projected to rise to 6.3% in fiscal 1998.

  Certain Liabilities. Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities; a program whereby, starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth; continuing demands to raise aggregate aid to cities, towns, schools and other districts and transit authorities above current levels; and Medicaid expenditures which have increased each year since the program was initiated. The Commonwealth has signed consent decrees to continue improving mental health care and programs for the mentally retarded in order to meet federal standards, including those governing receipt of federal reimbursements under various programs, and the parties in those cases have worked cooperatively to resolve the disputed issues.

  As a result of comprehensive legislation approved in January, 1988, the Commonwealth is required to fund future pension liabilities currently and to amortize the Commonwealth's unfunded liabilities over 30 years. The funding schedule must provide for annual payments in each of the ten years ending fiscal 1998 which are at least equal to the total estimated pay-as-you-go pension costs in each year. As a result of this requirement, the funding requirements for fiscal 1996, 1997 and 1998 are estimates to be increased to approximately $1.007 billion, $1.061 billion and $1.065 billion, respectively.

  Litigation. The Commonwealth is engaged in various lawsuits involving environmental and related laws, including an action brought on behalf of the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to enforce the clean-up of Boston Harbor. The MWRA, successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan for the construction of the treatment facilities necessary to achieve compliance with federal requirements. Under the Clean Water Act, the Commonwealth may be liable for costs of compliance in these or any other Clean Water cases if the MWRA or a municipality is prevented from raising revenues necessary to comply with a judgment. The MWRA currently projects that the total cost of construction of the treatment facilities required under the court's order is approximately $3.142 billion in current dollars, with approximately $901 million to be spent on or after June 30, 1997.

  The Department of Public Welfare has been sued for the alleged unlawful denial of personal care attendant services to certain disabled Medicaid recipients. The Superior Court has denied the plaintiff's motion for preliminary injunction and has also denied the plaintiff's motion for class certification. If the plaintiffs were to prevail on their claims and the Commonwealth were required to provide all of the services sought by the plaintiffs to all similarly situated persons, it would substantially increase the annual cost to the Commonwealth if these services are eventually required. The Department of Public Welfare currently estimates this increase to be as much as $200 million per year.

  There are also actions pending in which recipients of human services benefits, such as welfare recipients, the mentally retarded, the elderly, the handicapped, children, residents of state hospitals and inmates of corrections institutions, seek expanded levels of services and benefits and in which providers of services to such recipients challenge the rates at which they are reimbursed by the Commonwealth. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

  In 1995, the Spaulding Rehabilitation Hospital ("Spaulding") filed an action to enforce an agreement to acquire its property by eminent domain in connection with the Central Artery/Third Harbor Tunnel Project. On 3-13-98, the Superior Court entered judgement for the Commonwealth & dismissed the complaint.

  The Commonwealth faces an additional potential liability of approximately $75 million to $135 million in connection with a taking by the Massachusetts Highway Department related to the relocation of Northern Avenue in Boston.

  In Massachusetts Wholesalers of Malt Beverages v. Commonwealth (Suffolk Superior Court No. 90-1523), associations of bottlers challenged the 1990 amendments to the bottle bill which escheat abandoned deposits to the Commonwealth. Plaintiffs claimed a taking; the Commonwealth argued a legitimate regulation of abandoned amounts. In March, 1993, the Supreme Judicial Court upheld the amendments except for the initial funding requirement, which the Court upheld severable. In August, 1994, the Superior Court ruled that the Commonwealth is liable for certain amounts (plus interest) as a result of the Supreme Judicial Court's decision. The actual amount will be determined in further proceedings. In February, 1996, the Commonwealth settled all remaining issues with one group of plaintiffs, the Massachusetts Soft Drink Association. Payments to that group will total approximately $7 million. The Legislature appropriated the funds necessary for these payments in its final supplemental budget for fiscal 1996. Litigation with the other group of plaintiffs, the Massachusetts Wholesalers of Malt Beverages, is still pending. The remaining potential liability is approximately $50 million.

  In the First National Bank of Boston v. Commission of Revenue (Appellate Tax Board No. F232249), the First National Bank of Boston challenges the constitutionality of the former version of the Commonwealth's bank excise tax. In 1992, several pre-1992 petitions filed by the bank, which raised the same issues, were settled prior to a board decision. The bank has now filed claims with respect to 1993 and 1994. The bank claims that the tax violated the Commerce Clause of the United States Constitution by including its worldwide income without apportionment. The Commonwealth's potential liability is $128 million.

  In State Street Bank and Trust Company v. Commissioner of Revenue (Appellate Tax Board Nos. F215497, F232152, F233019 and F233948), State Street Bank and Trust Company has raised the same claims as the First National Bank of Boston, outlined above. State Street Bank also claims that it is entitled to alternative apportionment under the bank excise tax. The Department of Revenue estimated that the amount of the abatement could have totaled $158 mm. On 2-19-98, the case was settled for $8.7 million.

  In National Association of Government Employees v. Commonwealth, the Superior Court declared that a line item in the Commonwealth's general appropriations act for fiscal 1994 that increased the state employees' percentage share of their group health insurance premiums from 10% to 15% violated the terms of several collective bargaining agreements, and therefore was invalid under the United States Constitution as regards employees covered by the agreements. On February 9, 1995, the Supreme Judicial Court vacated the Superior

Court's decision and declared that the fiscal 1994 line item did not violate the contracts clause. In June, 1995, the United States Supreme Court denied the plaintiff's writ of certiorari. Several other unions have filed a companion suit asserting that the premium increase similarly violated other collective bargaining agreements. The latter suit is in its initial stages. Prior to the Supreme Judicial Court's decision the Commonwealth's aggregate liability is estimated to be approximately $32 million.

  A variety of other civil suits pending against the Commonwealth may also affect its future liabilities. There include challenges to the Commonwealth's allocation of school aid under Section 9C of Chapter 29 of the General Laws and to adopt a state employee furlough program. No prediction is possible as to the ultimate outcome of these proceedings.

  On March 22, 1995, the Supreme Judicial Court held in Perini Corporation v. Commission of Revenues that certain deductions from the net worth measure of the Massachusetts corporate excise tax violate the Commerce Clause of the United States Constitution. On October 2, 1995, the United States Supreme Court denied the Commonwealth's petition for writ of certiorari. The Department of Revenue estimates that tax revenues in the amount of $40 to $55 million may be abated as a result of the Supreme Judicial Court's decision.

  On May 13, 1996, the Court entered an order for judgment and memorandum concerning relief for tax years ending on or after January 1, 1996. A final ruling was entered on June 6, 1996. The Department of Revenue is continuing to analyze the final fiscal impact of the ruling, to date, it has paid approximately $11 million in accordance with the judgment.

  Many factors, in addition to those cited above, have or may have a bearing upon the financial condition of the Commonwealth, including social and economic conditions, many of which are not within the control of the Commonwealth.

  Tax Limitation Measures. The State and its cities and towns operate under certain revenue-raising limitations. Proposition 2 1/2, which was passed by voters in 1980, restricts the annual increase in property taxes levied by cities and towns to 2.5% of the prior fiscal year's tax levy plus 2.5% of the value of new properties and significant improvements to property. Limits on state tax revenues were approved by voters in 1986. While the State and most of its municipalities have managed within these constraints in recent years, these limitations could reduce financial flexibility in the future under different economic conditions.

  Other Tax Measures. To provide revenue to pay debt service on both the deficit and Medicaid-related borrowings and to fund certain direct Medicaid expenditures, legislation was enacted imposing an additional tax on certain types of personal income for 1989 and 1990 taxable years at rates of 0.375% and 0.75%, respectively, effectively raising the tax rate of 1989 from 5% to 5.375% and for 1990 to 5.75%. Recent legislation has effectively further increased tax rates to 5.95% for tax year 1990 to 6.25% for tax year 1991 and returning to 5.95% for tax year 1992 and subsequent tax years. The tax is applicable to all personal income except income derived from dividends, capital gains, unemployment compensation, alimony, rent, interest, pensions, annuities and IRA/Keogh distributions. The income tax rate on other interest (excluding interest on obligations of the United States and of the Commonwealth and its subdivisions), dividends and net capital gains (after a 50% reduction) was increased from 10% to 12% for tax year 1990 and subsequent years, by recently enacted legislation.

  As part of Acting Governor Celluci's fiscal 1999 budget recommendations, he proposed a reduction in the tax rate on "Part B" personal income (so-called "earned" income) from the current level of 5.95% to 5% over three calendar years. The rate would be reduced to 5.6% effective January 1, 1999, 5.3% effective January 1, 2000 and 5% effective January 1, 2001. The Executive Office for Administration and Finance estimates that the static revenue impact of these changes would be a reduction in personal income tax collections of approximately $206 million in fiscal 1999, $616 million in fiscal 2000, $1.035 billion in fiscal 2001 and $1.292 billion in fiscal 2002, at which time the rate reduction would be fully implemented. The Acting Governor also proposed a reduction in the tax rate on "Part A" personal income (so-called "unearned" income) from 12% to 5% over five years. The Executive Office for Administration and Finance estimates that the static revenue impact of these changes would be a reduction in personal income tax collections of approximately $30 million in fiscal 1999, $101 million in fiscal 2000, $173 million in fiscal 2001, $249 million in fiscal 2002, $327 million in fiscal 2003 and $372 million in fiscal 2004, at which time the rate reduction would be fully implemented. See "1999 fiscal year." On March 12, 1998 the House of Representatives approved legislation that would reduce the rate on Part A and Part B income, and raise the rate on capital gains income, to 5.7%, as well as raising the age of the children's exemption to age 18 and raising the amount of the exemption from $1,200 to $2,400.

  Estate Tax Revisions. The fiscal 1993 budget included legislation which gradually phases out the current Massachusetts estate tax and replaces it with a "sponge tax" in 1997. The "sponge tax" is based on the maximum amount of the credit for state taxes allowed for federal estate tax purposes. The estate tax is phased out by means of annual increases in the basic exemption from the current $200,000 level. The exemption is increased to $300,000 for 1993, $400,000 for 1994, $500,000 for 1995 and $600,000 for 1996. In addition, the legislation included a full marital deduction starting July 1, 1994.

  Other Issuers of Massachusetts Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts Obligations.

Hedging and Other Defensive Actions

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Temporary Investments

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable "temporary investments." Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has seven trustees, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.


--------------------------------------------------------------------------------
                                  Positions and         Principal Occupations
 Name and Address             Age Offices with Fund     During Past Five Years
--------------------------------------------------------------------------------
 Timothy R. Schwertfeger*     50  Chairman of the Board Chairman since July 1,
 333 West Wacker Drive            and Trustee           1996 of The John Nuveen
 Chicago, IL 60606                                      Company, John Nuveen &
                                                        Co. Incorporated, Nuveen
                                                        Advisory Corp. and
                                                        Nuveen Institutional
                                                        Advisory Corp., prior
                                                        thereto Executive Vice
                                                        President and Director
                                                        of The John Nuveen
                                                        Company and John Nuveen
                                                        & Co. Incorporated;
                                                        Director of Nuveen
                                                        Advisory Corp. (since
                                                        1992) and Nuveen
                                                        Institutional Advisory
                                                        Corp.; Chairman and
                                                        Director (since January
                                                        1997) of Nuveen Asset
                                                        Management, Inc.;
                                                        Director (since 1996) of
                                                        Institutional Capital
                                                        Corporation; Chairman
                                                        and Director of
                                                        Rittenhouse Financial
                                                        Services Inc. (since
                                                        1999).

--------------------------------------------------------------------------------
 Robert P. Bremner            58  Trustee               Private Investor and
 3725 Huntington Street, N.W.                           Management Consultant.
 Washington, D.C. 20015

--------------------------------------------------------------------------------
 Lawrence H. Brown            64  Trustee               Retired (August 1989) as
 201 Michigan Avenue                                    Senior Vice President of
 Highwood, IL 60040                                     The Northern Trust
                                                        Company

--------------------------------------------------------------------------------
 Anne E. Impellizzeri         66  Trustee               President and Chief
 3 West 29th Street                                     Executive Officer of
 New York, NY 10001                                     Blanton-Peale Institutes
                                                        of Religion and Health
                                                        (since December 1990).
--------------------------------------------------------------------------------
 Peter R. Sawers               66 Trustee               Adjunct Professor of
 22 The Landmark                                        Business and Economics,
 Northfield, IL 60093                                   University of Dubuque,
                                                        Iowa; Adjunct Professor,
                                                        Lake Forest Graduate
                                                        School of Management,
                                                        Lake Forest, Illinois.

--------------------------------------------------------------------------------
 William J. Schneider          54 Trustee               Senior Partner and Chief
 4000 Miller-Valentine Ct.                              Operating Officer,
 P.O. Box 744                                           Miller-Valentine
 Dayton, OH 45401                                       Partners; Vice
                                                        President, Miller-
                                                        Valentine Group, a
                                                        development and contract
                                                        company; Member
                                                        Community Advisory
                                                        Board, National City
                                                        Bank, Dayton, Ohio.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           Positions and                 Principal Occupations
 Name and Address      Age Offices with Fund             During Past Five Years
---------------------------------------------------------------------------------
 Judith M. Stockdale    51 Trustee                       Executive Director,
 35 E. Wacker Drive                                      Gaylord and Dorothy
 Suite 2600                                              Donnelley Foundation
 Chicago, IL 60601                                       (since 1994); prior
                                                         thereto, Executive
                                                         Director, Great Lakes
                                                         Protection Fund (from
                                                         1990 to 1994).

--------------------------------------------------------------------------------
 Alan G. Berkshire      38 Vice President and            Vice President and
 333 West Wacker Drive     Assistant Secretary           General Counsel (since
 Chicago, IL 60606                                       September 1997) and
                                                         Secretary (since May
                                                         1998) of The John Nuveen
                                                         Company, John Nuveen &
                                                         Co. Incorporated, Nuveen
                                                         Advisory Corp. and
                                                         Nuveen Institutional
                                                         Advisory Corp., prior
                                                         thereto, Partner in the
                                                         law firm of Kirkland &
                                                         Ellis.

--------------------------------------------------------------------------------
 Peter H. D'Arrigo      31 Vice President and            Vice President of John
 333 West Wacker Drive     Treasurer                     Nuveen & Co.
 Chicago, IL 60606                                       Incorporated (since
                                                         January 1999), prior
                                                         thereto. Assistant Vice
                                                         President (from January
                                                         1997); formerly,
                                                         Associate of John Nuveen
                                                         & Co. Incorporated;
                                                         Chartered Financial
                                                         Analyst.

--------------------------------------------------------------------------------
 Michael S. Davern      41 Vice President                Vice President of Nuveen
 333 West Wacker Drive                                   Advisory Corp. (since
 Chicago, IL 60606                                       January 1997); prior
                                                         thereto, Vice President
                                                         and Portfolio Manager of
                                                         Flagship Financial.

---------------------------------------------------------------------------------
 Lorna C. Ferguson      53 Vice President                Vice President of John
 333 West Wacker Drive                                   Nuveen & Co.
 Chicago, IL 60606                                       Incorporated; Vice
                                                         President (since January
                                                         1998) of Nuveen Advisory
                                                         Corp. and Nuveen
                                                         Institutional Advisory
                                                         Corp.

---------------------------------------------------------------------------------
 William M. Fitzgerald  35 Vice President                Vice President of Nuveen
 333 West Wacker Drive                                   Advisory Corp. (since
 Chicago, IL 60606                                       December 1995);
                                                         Assistant Vice President
                                                         of Nuveen Advisory Corp.
                                                         (from September 1992 to
                                                         December 1995), prior
                                                         thereto Assistant
                                                         Portfolio Manager of
                                                         Nuveen Advisory Corp.

---------------------------------------------------------------------------------
 Stephen D. Foy         44 Vice President and Controller Vice President of John
 333 West Wacker Drive                                   Nuveen & Co.
 Chicago, IL 60606                                       Incorporated and (since
                                                         May 1998) The John
                                                         Nuveen Company,
                                                         Certified Public
                                                         Accountant.
---------------------------------------------------------------------------------
 J. Thomas Futrell      43 Vice President                Vice President of Nuveen
 333 West Wacker Drive                                   Advisory Corp.;
 Chicago, IL 60606                                       Chartered Financial
                                                         Analyst

---------------------------------------------------------------------------------
 Richard A. Huber       36 Vice President                Vice President of Nuveen
 333 West Wacker Drive                                   Institutional Advisory
 Chicago, IL 60606                                       Corp. (since March 1998)
                                                         and Nuveen Advisory
                                                         Corp. (since January
                                                         1997); prior thereto,
                                                         Vice President and
                                                         Portfolio Manager of
                                                         Flagship Financial, Inc.

---------------------------------------------------------------------------------
 Steven J. Krupa        41 Vice President                Vice President of Nuveen
 333 West Wacker Drive                                   Advisory Corp.
 Chicago, IL 60606

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             Positions and       Principal Occupations
 Name and Address        Age Offices with Fund   During Past Five Years
-------------------------------------------------------------------------------
 Larry W. Martin         47  Vice President and  Vice President, Assistant
 333 West Wacker Drive       Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                               General Counsel of John Nuveen
                                                 & Co. Incorporated; Vice
                                                 President and Assistant
                                                 Secretary of Nuveen Advisory
                                                 Corp.; Vice President and
                                                 Assistant Secretary of Nuveen
                                                 Institutional Advisory Corp.;
                                                 Assistant Secretary of The
                                                 John Nuveen Company and (since
                                                 January 1997) Nuveen Asset
                                                 Management Inc.

-------------------------------------------------------------------------------
 Edward F. Neild, IV     33  Vice President      Vice President (since
 333 West Wacker Drive                           September 1996), previously
 Chicago, IL 60606                               Assistant Vice President
                                                 (since December 1993) of
                                                 Nuveen Advisory Corp.,
                                                 Portfolio Manager prior
                                                 thereto; Vice President (since
                                                 September 1996), previously
                                                 Assistant Vice President
                                                 (since May 1995) of Nuveen
                                                 Institutional Advisory Corp.,
                                                 Portfolio Manager prior
                                                 thereto; Chartered Financial
                                                 Analyst.

-------------------------------------------------------------------------------
 Stephen S. Peterson     41  Vice President      Vice President (since
 333 West Wacker Drive                           September 1997), previously
 Chicago, IL 60606                               Assistant Vice President
                                                 (since September 1996),
                                                 Portfolio Manager prior
                                                 thereto of Nuveen Advisory
                                                 Corp., Chartered Financial
                                                 Analyst.

-------------------------------------------------------------------------------
 Stuart W. Rogers        43  Vice President      Vice President of John Nuveen
 333 West Wacker Drive                           & Co. Incorporated.
 Chicago, IL 60606

-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 47  Vice President      Vice President of Nuveen
 333 West Wacker Drive                           Advisory Corp. and Nuveen
 Chicago, IL 60606                               Institutional Advisory Corp.;
                                                 Chartered Financial Analyst.
-------------------------------------------------------------------------------
 William S. Swanson      33  Vice President      Vice President of John Nuveen
 333 West Wacker Drive                           & Co. Incorporated (since
 Chicago, IL 60606                               October 1997), prior thereto,
                                                 Assistant Vice President
                                                 (since September 1996);
                                                 formerly, Associate of John
                                                 Nuveen & Co. Incorporated;
                                                 Chartered Financial Analyst.

-------------------------------------------------------------------------------
 Gifford R. Zimmerman    42  Vice President and  Vice President, Assistant
 333 West Wacker Drive       Secretary           Secretary and Associate
 Chicago, IL 60606                               General Counsel formerly
                                                 Assistant General Counsel of
                                                 John Nuveen & Co.
                                                 Incorporated; Vice President
                                                 and Assistant Secretary of
                                                 Nuveen Advisory Corp. and
                                                 Nuveen Institutional Advisory
                                                 Corp.; Vice President and
                                                 Assistant Secretary of The
                                                 John Nuveen Company (since May
                                                 1994); Chartered Financial
                                                 Analyst.

--------------------------------------------------------------------------------

  Timothy Schwertfeger and Peter R. Sawers serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are directors or trustees, as the case may be, of 37 Nuveen open-end funds and 55 Nuveen closed-end funds advised by Nuveen Advisory Corp. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates.

  The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended February 28, 1999. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                     Total
                                                   Aggregate      Compensation
                                                 Compensation    From Trust and
                                                from the series   Fund Complex
      Name of Trustee                            of this Trust  Paid to Trustees
      ---------------                           --------------- ----------------
      Robert P. Bremner........................     $5,320          $73,000
      Lawrence H. Brown........................     $5,849          $80,250
      Anne E. Impellizzeri.....................     $5,320          $73,000
      Peter R. Sawers..........................     $5,320          $73,500
      William S. Schneider.....................     $5,320          $73,000
      Judith M. Stockdale......................     $5,320          $73,500

  Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

  The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of June 18, 1999, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
Nuveen New York Insured
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    21.69
 Class B Shares............ for the benefit of its customers
                            Attn: Fund Admn/97NB7
                            4800 Deer Lake Dr. E FL3
                            Jacksonville, FL 32246-6484
                            NFSC FEBO 0TM-562610                      8.66
                            William M. Donofrio
                            25 Homer Street
                            Staten Island, NY 10301
Nuveen New York Insured
 Municipal Bond Fund        Arlene Krasnoff                           6.29
 Class C Shares............ 21707 82nd Ave
                            Queens Village, NY 11427-1103
                            Merrill Lynch, Pierce, Fenner & Smith    15.68
                            for the benefit of its customers
                            Attn: Fund Admn/97GX0
                            4800 Deer Lake Dr. E FL3
                            Jacksonville, FL 32246-6484
                            Henry C. Baigelman                       10.37
                            and Gita H. Baigelman
                            6544 110th Street
                            Forest Hills, NY 11375-1845
                            Cathy A. Chirello                         7.51
                            354 Highland Street
                            Fulton, NY 13069
Nuveen New York Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    25.39
 Class A Shares............ for the benefit of its customers
                            Attn: Fund Admn/97E86
                            4800 Deer Lake Dr. E FL3
                            Jacksonville, FL 32246-6484
Nuveen New York Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    18.99
 Class B Shares............ for the benefit of its customers
                            Attn: Fund Admn/97NH1
                            4800 Deer Lake Dr. E FL3
                            Jacksonville, FL 32246-6484

                                                                    Percentage
Name of Fund and Class       Name and Address of Owner             of Ownership
----------------------       -------------------------             ------------
Nuveen New York Municipal
 Bond Fund                   Merrill Lynch, Pierce, Fenner & Smith    50.73
 Class C Shares............  for the benefit of its customers
                             Attn: Fund Admn/97G00
                             4800 Deer Lake Dr. E FL3
                             Jacksonville, FL 32246-6484
Nuveen Flagship New Jersey
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith    10.28
 Class A Shares............  for the benefit of its customers
                             Attn: Fund Admn/97E82
                             4800 Deer Lake Dr. E FL3
                             Jacksonville, FL 32246-6484
Nuveen Flagship New Jersey
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith    25.40
 Class B Shares............  for the benefit of its customers
                             Attn: Fund Admn/97NH0
                             4800 Deer Lake Dr. E FL3
                             Jacksonville, FL 32246-6484
Nuveen New Jersey Municipal
 Bond Fund                   Merrill Lynch, Pierce, Fenner & Smith    22.47
 Class C Shares............  for the benefit of its customers
                             Attn: Fund Admn/97GX1
                             4800 Deer Lake Dr. E FL3
                             Jacksonville, FL 32246-6484
Nuveen California Municipal  Robert Angelo Domenigoni                  7.23
 Bond Fund                   Reagan C. Whitman TRS
 Class A Shares............  Domenigoni Family Trust
                             U/A 04/18/78
                             P.O. Box 295
                             Winchester, CA 92596-0295
                             Merrill Lynch, Pierce, Fenner & Smith     6.69
                             for the benefit of its customers
                             Attn: Fund Admn/97E72
                             4800 Deer Lake Dr. E FL3
                             Jacksonville, FL 32246-6484
Nuveen California Municipal  CIBC Oppenheimer Co.                      5.76
 Bond Fund                   FBO 024-59347-16
 Class B Shares............  Church Street Station
                             NY, NY 10008-8484

                                                                    Percentage
Name of Fund and Class       Name and Address of Owner             of Ownership
----------------------       -------------------------             ------------
                             Prudential Securities Inc. FBO            5.34
                             Mr. James A. Smith
                             Smith Family Trust
                             U/A DTD 07/13/88
                             Glendale, CA 91201
                             Merrill Lynch, Pierce, Fenner & Smith    18.90
                             for the benefit of its customers
                             Attn: Fund Admn/97NB2
                             4800 Deer Lake Dr. E FL3
                             Jacksonville, FL 32246-6484
Nuveen California Municipal
 Bond Fund                   Joseph Daou                               8.63
 Class C Shares............  Marie Daou TRS
                             Joseph & Marie Daou Fam. Trust
                             U/A 03/11/96
                             P.O. Box 676188
                             Rancho Sante Fe, CA 92067-6188
                             Merrill Lynch, Pierce, Fenner & Smith    34.63
                             for the benefit of its customers
                             Attn: Fund Admn/97GY0
                             4800 Deer Lake Dr. E FL3
                             Jacksonville, FL 32246-6484
Nuveen California Insured    Glen Keane & Linda Keane, TTEES           5.04
 Municipal Bond Fund         FBO The Keane Family Trust
 Class B Shares............  2100 Riverside Drive
                             Burbank, CA 91506-2947
                             Merrill Lynch, Pierce, Fenner & Smith    22.87
                             for the benefit of its customers
                             Attn: Fund Admn/97NB3
                             4800 Deer Lake Dr. E FL3
                             Jacksonville, FL 32246-6484
Nuveen California Insured
 Municipal Bonds Fund        Myrtle L. Dreyer                          5.02
 Class C Shares............  989 Spencer Ave.
                             San Jose, CA 95125-1672
                             Merrill Lynch, Pierce, Fenner & Smith    22.62
                             for the benefit of its customers
                             Attn: Fund Admn/97G41
                             4800 Deer Lake Drive E FL 3
                             Jacksonville, FL 32246-6484

                                                                    Percentage
Name of Fund and Class       Name and Address of Owner             of Ownership
----------------------       -------------------------             ------------
Nuveen Flagship Connecticut
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith    42.46
 Class A Shares............  for the sole benefit of its customers
                             Attn: Fund Admn/973F5
                             4800 Deer Lake Dr. E FL 3
                             Jacksonville, FL 32246-6484
Nuveen Flagship Connecticut
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith    15.66
 Class B Shares............  for the sole benefit of its customers
                             Attn: Fund Admn Sec 97NC1
                             4800 Deer Lake Dr. E FL 3
                             Jacksonville, FL 32246-6484
Nuveen Flagship Connecticut
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith    31.51
 Class C Shares............  for the sole benefit of its customers
                             Attn: Fund Admn Sec 97CM5
                             4800 Deer Lake Dr E FL 3
                             Jacksonville, FL 32246-6484
Nuveen Flagship Connecticut
 Municipal Bond Fund         Bruce Edward Camp                         5.51
 Class R Shares............  and Adrian W. Camp
                             17 Coltsfoot Circle
                             Glastonbury, CT 06033-1311
                             Philip T. Benard                         27.00
                             105 Macktown Road
                             Windsor, CT 06095-1425
                             August E. Sapega                          8.18
                             and Margaret S. Sapega
                             27 Pelham Road
                             W. Hartford, CT 06107-2717
                             Elizabeth L. McColgin                    20.95
                             Elizabeth L. McColgin Trust
                             U/A 07/30/85
                             101 Hat Shop Hill Road
                             Bridgewater, CT 06752
                             Smith Barney Inc.                         5.78
                             00138430250
                             388 Greenwich Street
                             New York, NY 10013-2339
Nuveen Massachusetts
 Municipal Bond Fund         Robert B. Rogers                          5.71
 Class A Shares............  Kathleen Rogers
                             6292 Kennett Place
                             Mission, KS 66202

                                                                     Percentage
Name of Fund and Class        Name and Address of Owner             of Ownership
----------------------        -------------------------             ------------
Nuveen Massachusetts
 Municipal Bond Fund          John A. Mellen                            5.21
 Class B Shares.............  and Mary C. Mellen
                              296 Fall River Ave
                              Seekonk, MA 02771-5506
                              Merrill Lynch, Pierce, Fenner & Smith    30.85
                              for the benefit of its customers
                              Attn: Fund Admn/97NB5
                              4800 Deer Lake Dr. E Fl 3
                              Jacksonville, FL 32246-6484
                              Smith Barney Inc.                         8.12
                              00135404705
                              388 Greenwich Street
                              New York, NY 10013-0000
                              Robert W. Baird Co. Inc.                  5.97
                              A C 1623-1478
                              777 East Wisconsin Avenue
                              Milwaukee, WI 53202-5391
Nuveen Massachusetts          Merrill Lynch, Pierce, Fenner & Smith     7.77
 Municipal Bond Fund          for the benefit of its customers
 Class C Shares.............  Attn: Fund Admn/97G49
                              4800 Deer Lake Dr. E FL 3
                              Jacksonville, FL 32246-6484
                              Maurice S. Vaughn                        19.89
                              Maurice Samuel Vaughn Living Trust
                              8008 Sacremento Street
                              Fair Oaks, CA 95628
                              Deidra A. Colcord                         5.69
                              Kevin S. Colcord
                              135 Galloupes Point Road
                              Swampscott, MA 01907-2730
                              Salomon Smith Barney Inc.                 6.63
                              00135358199
                              333 West 34th Street 3rd Floor
                              New York, NY 10001
Nuveen Massachusetts Insured
 Municipal Bond Fund          PaineWebber                               6.09
 Class A Shares.............  for the benefit of Lorraine I. Fields
                              76 Prospect Street
                              Reading, MA 01867-2333

                                                                     Percentage
Name of Fund and Class        Name and Address of Owner             of Ownership
----------------------        -------------------------             ------------
Nuveen Massachusetts Insured
 Municipal Bond Fund          Rose E. Frisch                            7.30
 Class C Shares.............  Rose E. Frisch 1997 Rev Trust
                              U/A 05/07/97
                              3 Hillside Place
                              Cambridge, MA 02140-3617
                              Kathleen F. Flynn                         6.46
                              44 North Road
                              Hampden, MA 01036-9659
                              Ruth Biller                               7.93
                              51 Oak Road
                              Canton, MA 02021-2625
                              John Sullivan                             7.12
                              6 Margaret Street
                              Boston, MA 02113-2523
                              Merrill Lynch, Pierce, Fenner & Smith    13.65
                              For the benefit of its customers
                              Attn: Fund Admn/97GX5
                              4800 Deer Lake Dr. E FL 3
                              Jacksonville, FL 32246-6484
                              Edward D. Jones & Co. FAO                 5.73
                              George A. Dauteril &
                              Pauline Dauteril
                              P.O. Box 2500
                              Maryland Heights, MO 63843-8500
                              John Stobart                              6.10
                              Townhouse 23
                              Union Wharf
                              Boston, MA 02109

INVESTMENT ADVISER AND INVESTMENT
MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

Average Daily Net Asset Value Fee                                 Management Fee
---------------------------------                                 --------------
For the first $125 million.......................................  .5500 of 1%
For the next $125 million........................................  .5375 of 1%
For the next $250 million........................................  .5250 of 1%
For the next $500 million........................................  .5125 of 1%
For the next $1 billion..........................................  .5000 of 1%
For assets over $2 billion.......................................  .4750 of 1%

  Nuveen Advisory has agreed to waive all or a portion of its management fee or reimburse certain expenses of the California, California Insured, Massachusetts, Massachusetts Insured, New York and New York Insured Municipal Bond Funds in order to prevent total operating expenses (including Nuveen Advisory's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 (.975 for insured Funds) of 1% of average daily net asset value of any class of shares of those Funds.

  Nuveen Advisory has voluntarily agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) for the year ended July 31, 1997 from exceeding 0.75% of average daily net assets of the New Jersey Fund. For the New Jersey, Connecticut, and New York Funds, Nuveen Advisory has committed through at least 1998 to continue Flagship's general dividend-setting practices.

  For the last three fiscal years, the Funds paid net management fees to Nuveen Advisory as follows:

                            Management Fees Net of
                         Expense Reimbursement Paid to   Fee Waivers and Expense
                         Nuveen Advisory for the Year        Reimbursements
                                     Ended                 For the Year Ended
                         ------------------------------- -------------------------
                          2/28/97     2/28/98   2/28/99  2/28/97   2/28/98 2/28/99
                         ---------   --------- --------- -------   ------- -------
New York Municipal Bond
 Fund...................   921,217     956,215 1,015,402  40,876   317,918 360,810
New York Insured
 Municipal Bond Fund.... 1,932,218   1,929,254 1,968,107     --        --      --
California Municipal
 Bond Fund.............. 1,249,684   1,309,287 1,418,730     --        --      --
California Insured
 Municipal Bond Fund.... 1,205,656   1,239,386 1,308,079     --        --      --
Connecticut Municipal
 Bond Fund..............   440,411** 1,033,050 1,215,059 367,429** 171,361  89,265
Massachusetts Municipal
 Bond Fund..............   430,684     414,026   435,615  13,780    38,925  61,609
Massachusetts Insured
 Municipal Bond Fund....   356,539     360,589   384,603     --        --      --

                                     Mgmt Fees                 Waivers
                              ------------------------ ------------------------
                              2/28/97  2/28/98 2/28/99 2/28/97  2/28/98 2/28/99
                              -------  ------- ------- -------  ------- -------
New Jersey Municipal Bond
 Fund........................ 249,860* 116,781 203,446 105,204* 325,469 377,595

  *For the thirteen month period ended February 28, 1997.

  **For the nine month period ended February 28, 1997.

  In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. In 1961, Nuveen began sponsoring the Nuveen Tax-Exempt Unit Trust and since that time has issued more than $37 billion in taxable and tax-exempt unit trusts, including over $12 billion in tax-exempt insured unit trusts. In addition, Nuveen open-end and closed-end funds held approximately $38 billion in securities under management as of the date of this Statement. Over 1.3 million individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department. The Nuveen Research Department reviews more than $100 billion in municipal bonds every year.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-in-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

  The Funds expect that substantially all portfolio transactions will be affected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Advisory to seek the best execution under the circumstances of each trade. Nuveen Advisory evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it will be Nuveen Advisory practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from received from dealers. Since it is only supplementary to Nuveen Advisory own research efforts, the receipt of research information is not expected to significantly reduce Nuveen Advisory expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory may manage other investment accounts and investment companies for other clients which have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the 1940 Act, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations that may be purchased in any one issue and the assets of a Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of those Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday,

Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, each Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

Federal Income Tax Matters

  The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of the includible gain on the tax deemed paid by the shareholder in respect to such shares. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes. See "Investment Policies and Investment Portfolio; Portfolio Securities."

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

State Tax Matters

  The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. In some states, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax adviser for more detailed information about state taxes to which they may be subject.

New York

  The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the New York Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Fund transactions.

  The following is based on the assumptions that the New York Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause New York Funds' distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the New York Funds' shareholders.

  The New York Funds will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if they have a sufficient nexus with New York State or New York City. If they are subject to such taxes, they do not expect to pay a material amount of either tax.

  Distributions by the New York Funds that are attributable to interest on any obligation of New York State and its political subdivisions, or to interest on obligations of the United States or its instrumentalities, U.S. territories and possessions that are exempt from state taxation under federal law, will not be subject to the New York State personal income tax or the New York City personal income or unincorporated business taxes. All other distributions, including distributions attributable to interest on obligations of the United States or its instrumentalities that are not exempt from state taxation under federal law and distributions attributable to capital gains, will be subject to the New York State personal income tax and the New York City personal income and unincorporated business taxes.

  All distributions from the New York Funds, regardless of source, will increase the taxable base of corporate shareholders subject to the New York State franchise tax or the New York City general corporation tax.

  Gain from the sale, exchange, or other disposition of shares of the New York Funds will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.

  Shares of the New York Funds may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning New York and local tax matters.

New Jersey

  The following is a general, abbreviated summary of certain provisions of the applicable New Jersey tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Jersey Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the New Jersey Fund.

  The following is based on the assumptions that the New Jersey Fund will qualify under Subchapter M of the Code as a regulated investment company and under New Jersey law as a qualified investment fund, that it will satisfy the conditions which will cause the New Jersey Fund's distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the New Jersey Fund's shareholders.

  The New Jersey Fund will be subject to the New Jersey corporation business tax or the New Jersey corporation income tax only if it has a sufficient nexus with New Jersey. If it is subject to either tax, the New Jersey Fund does not expect to pay a material amount of either tax.

  Distributions by the New Jersey Fund that are attributable to interest or gains on any obligation of New Jersey or its political subdivisions or to interest or gains on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Jersey gross income tax. All other distributions will be subject to the New Jersey gross income tax.

  All distributions from the New Jersey Fund, regardless of source, will increase the taxable base of shareholders subject to the New Jersey corporation business tax or the New Jersey corporation income tax.

  Gain on the sale, exchange, or other disposition of shares of the New Jersey Fund will not be subject to the New Jersey gross income tax. Conversely, losses from such transactions may not be used to offset New Jersey taxable gains. Gains from such transactions will be subject to the New Jersey corporation income tax.

  Shares of the New Jersey Funds may be subject to the New Jersey inheritance tax or the New Jersey estate tax if owned by a New Jersey decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning New Jersey state and local tax matters.

California

  The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the California Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the California Funds.

  The following is based on the assumptions that the California Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the California Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the California Funds' shareholders.

  The California Funds will be subject to the California corporate franchise and corporation income tax only if they have a sufficient nexus with California. If they are subject to the California franchise or corporation income tax, the California Funds do not expect to pay a material amount of such tax.

  Distributions by the California Funds that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. All other distributions, including distributions attributable to capital gains, will be subject to the California personal income tax.

  All distributions of California Funds to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.

  Gain on the sale, exchange, or other disposition of shares of the California Funds will be subject to the California personal income and corporate franchise taxes.

  Shares of the California Funds may be subject to the California estate tax if held by a California decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

Connecticut

  The following is a general, abbreviated summary of certain provisions of the applicable Connecticut tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Connecticut Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Connecticut Fund transactions.

  The following is based on the assumptions that the Connecticut Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Connecticut Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Connecticut Fund's shareholders.

  The Connecticut Fund will be subject to the Connecticut corporation business tax only if it has a sufficient nexus with Connecticut. If it is subject to that tax, it does not expect to pay a material amount of such tax.

  Distributions from the Connecticut Fund that are attributable to interest or gain on any obligation of Connecticut and its political subdivisions ("Connecticut Obligations") or to interest on obligations of the United States or its instrumentalities, U.S. territories and possessions that are exempt from state taxation under federal law, will not be subject to the Connecticut personal income tax. All other distributions, including distributions attributable to interest on obligations of the United States or instrumentalities and that are not exempt from state taxation under federal law distributions attributable to capital gain (other than capital gain on Connecticut Obligations), will be subject to the Connecticut personal income tax.

  All distributions from the Connecticut Fund, regardless of source, will be subject to the Connecticut corporation business tax, but corporate shareholders may be permitted a dividends received deduction for the portion of Connecticut Fund distributions received that are not exempt-interest dividends or capital gain dividends.

  Gain on the sale, exchange, or other disposition of shares of the Connecticut Fund will be subject to the Connecticut personal income tax and the Connecticut corporation business tax.

  Shares of the Connecticut Fund may be subject to the Connecticut succession and transfer tax and the Connecticut estate tax if owned by, or subject to a general power of appointment by, a Connecticut decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Connecticut and local tax matters.

Massachusetts

  The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Massachusetts Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Massachusetts Funds' transactions.

  The following is based on the assumptions that the Massachusetts Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the Massachusetts Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the Massachusetts Funds' shareholders.

  The Massachusetts Funds are not subject to the Massachusetts corporate excise tax, the Massachusetts franchise tax, or the Massachusetts income tax.

  Distributions by the Massachusetts Funds that qualify, for federal income tax purposes, either as exempt-interest dividends or as capital gain dividends, and that are attributable to interest or gain from the sale or exchange of certain obligations of Massachusetts and its political subdivisions, agencies and instrumentalities will not be subject to the Massachusetts personal income tax. In addition, distributions by the Massachusetts Funds that are attributable to interest on obligations of the United States exempt from state income taxation under federal law will not be subject to the Massachusetts personal income tax. All other distributions will be subject to the Massachusetts personal income tax.

  Distributions by the Massachusetts Funds, regardless of source, are subject to the Massachusetts corporate excise tax.

  Gain on the sale, exchange, or other disposition of shares of the Massachusetts Funds will be subject to the Massachusetts personal income and corporate excise tax.

  Shares of the Massachusetts Funds may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Massachusetts state and local tax matters.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                     cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge.

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.

                                              As of February 28, 1999
                                     ------------------------------------------
                                            Combined Federal       Taxable
                                     Yield and State Tax Rate* Equivalent Yield
                                     ----- ------------------- ----------------
     New Jersey Municipal Bond Fund
       Class A Shares............... 4.71%        43.5%             8.34%
       Class B Shares............... 4.16%        43.5%             7.36%
       Class C Shares............... 4.37%        43.5%             7.73%
       Class R Shares............... 5.12%        43.5%             9.06%
     New York Municipal Bond Fund**
       Class A Shares............... 3.69%        43.5%             6.53%
       Class B Shares............... 3.10%        43.5%             5.49%
       Class C Shares............... 3.30%        43.5%             5.84%
       Class R Shares............... 4.06%        43.5%             7.19%

                                              As of February 28, 1999
                                     ------------------------------------------
                                            Combined Federal       Taxable
                                     Yield and State Tax Rate* Equivalent Yield
                                     ----- ------------------- ----------------
     New York Insured Municipal
     Bond Fund**
       Class A Shares..............  3.20%        43.5%             5.66%
       Class B Shares..............  2.59%        43.5%             4.58%
       Class C Shares..............  2.79%        43.5%             4.94%
       Class R Shares..............  3.54%        43.5%             6.27%
     California Municipal Bond Fund
       Class A Shares..............  4.04%        45.0%             7.35%
       Class B Shares..............  3.46%        45.0%             6.29%
       Class C Shares..............  3.66%        45.0%             6.65%
       Class R Shares..............  4.42%        45.0%             8.04%
     California Insured Municipal
     Bond Fund
       Class A Shares..............  3.28%        45.0%             5.96%
       Class B Shares..............  2.67%        45.0%             4.85%
       Class C Shares..............  2.87%        45.0%             5.22%
       Class R Shares..............  3.62%        45.0%             6.58%
     Massachusetts Municipal Bond
     Fund
       Class A Shares..............  3.50%        43.0%             6.14%
       Class B Shares..............  2.90%        43.0%             5.09%
       Class C Shares..............  3.10%        43.0%             5.44%
       Class R Shares..............  3.86%        43.0%             6.77%
     Massachusetts Insured
      Municipal Bond Fund
       Class A Shares..............  3.16%        43.0%             5.54%
       Class B Shares..............  2.55%        43.0%             4.47%
       Class C Shares..............  2.75%        43.0%             4.82%
       Class R Shares..............  3.50%        43.0%             6.14%
     Connecticut Municipal Bond
      Fund
       Class A Shares..............  3.32%        42.5%             5.77%
       Class B Shares..............  2.72%        42.5%             4.73%
       Class C Shares..............  2.92%        42.5%             5.08%
       Class R Shares..............  3.67%        42.5%             6.38%

--------
   * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.
  ** Reflects a combined federal, state and New York City tax rate.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields tables in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares, were as follows:

                                                       February 28, 1999
                                                -------------------------------
                                                      Distribution Rates
                                                -------------------------------
                                                Class A Class B Class C Class R
                                                ------- ------- ------- -------
      New Jersey Municipal Bond Fund...........  4.56%   4.02%   4.25%   4.98%
      New York Municipal Bond Fund.............  4.54%   3.97%   4.18%   4.94%
      New York Insured Municipal Bond Fund.....  4.55%   3.97%   4.19%   4.92%
      California Municipal Bond Fund ..........  4.75%   4.24%   4.40%   5.17%
      California Insured Municipal Bond Fund...  4.45%   3.89%   4.08%   4.82%
      Massachusetts Municipal Bond Fund........  4.62%   4.10%   4.31%   5.01%
      Massachusetts Insured Municipal Bond
      Fund.....................................  4.51%   3.97%   4.15%   4.87%
      Connecticut Municipal Bond Fund..........  4.64%   4.14%   4.30%   5.05%

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for the oldest class of each fund reflect actual performance for all periods. For other classes, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                                Inception Dates
                                                               -----------------
      New Jersey Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................     July 26, 1991
      New York Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................ December 10, 1986
      New York Insured Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................ December 10, 1986
      California Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................      July 1, 1986
      California Insured Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................      July 1, 1986
      Massachusetts Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................ December 10, 1986
      Massachusetts Insured Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................ December 10, 1986
      Connecticut Municipal Bond Fund
        Class A Shares........................................     July 13, 1987
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................   October 4, 1993
        Class R Shares........................................  February 1, 1997

  The annual total return figures for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, the Massachusetts Insured Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund and the Connecticut Municipal Bond Fund, including the effect of the maximum sales charge for Class A shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods ended February 28, 1999 and for the period from inception through February 28, 1999, respectively, were as follows:

                                              Annual Total Returns
                              -----------------------------------------------------
                                One year    Five years   Ten years   From inception
                                 ended        ended        ended        through
                              February 28, February 28, February 28,  February 28,
                                  1999         1999         1999          1999
                              ------------ ------------ ------------ --------------
     New York Municipal Bond
      Fund
       Class A Shares........    1.26%        5.29%        7.38%         7.01%
       Class B Shares........    0.88%        5.34%        7.28%         6.92%
       Class C Shares........    5.00%        5.60%        7.14%         6.66%
       Class R Shares........    5.88%        6.50%        8.13%         7.67%
     New York Insured
      Municipal Bond Fund
       Class A Shares........    0.52%        4.63%        6.98%         6.43%
       Class B Shares........    0.20%        4.63%        6.84%         6.33%
       Class C Shares........    4.53%        4.89%        6.72%         6.07%
       Class R Shares........    5.18%        5.80%        7.71%         7.08%
     Massachusetts Municipal
      Bond Fund
       Class A Shares........    0.66%        4.73%        6.91%         6.00%
       Class B Shares........    0.40%        4.73%        6.75%         5.86%
       Class C Shares........    4.62%        4.92%        6.61%         5.60%
       Class R Shares........    5.36%        5.84%        7.61%         6.61%
     Massachusetts Insured
      Municipal Bond Fund
       Class A Shares........    0.71%        4.50%        6.73%         6.10%
       Class B Shares........    0.32%        4.50%        6.59%         5.97%
       Class C Shares........    4.51%        4.70%        6.43%         5.71%
       Class R Shares........    5.26%        5.65%        7.44%         6.73%
     California Municipal
      Bond Fund
       Class A Shares........    0.84%        5.04%        6.99%         6.84%
       Class B Shares........    0.45%        5.09%        6.89%         6.73%
       Class C Shares........    4.70%        5.31%        6.73%         6.46%
       Class R Shares........    5.50%        6.25%        7.73%         7.48%
     California Insured
      Municipal Bond Fund
       Class A Shares........    0.93%        5.13%        7.13%         6.70%
       Class B Shares........    0.61%        5.10%        6.98%         6.59%
       Class C Shares........    4.81%        5.26%        6.79%         6.26%
       Class R Shares........    5.49%        6.25%        7.83%         7.30%
     Connecticut Municipal
      Bond Fund
       Class A Shares........    1.04%        5.15%        7.06%         6.94%
       Class B Shares........    0.77%        5.21%        7.06%         6.94%
       Class C Shares........    4.94%        5.46%        6.92%         6.74%
       Class R Shares........    5.83%        6.20%        7.60%         7.40%

  The annual total return figures for the New Jersey Municipal Bond Fund, including the effect of the maximum sales charge for Class A Shares, and applicable CDSC for Class B Shares, for the one-year and five-year periods (as applicable) ended February 28, 1999, and for the period since inception through February 28, 1999, respectively, were as follows:

                                         Annual Total Returns
                         -----------------------------------------------------
                             One year         Five years      From inception
                               ended             ended            through
                         February 28, 1999 February 28, 1999 February 28, 1999
                         ----------------- ----------------- -----------------
New Jersey Municipal
 Bond Fund
  Class A Shares........       0.55%             4.96%             6.30%
  Class B Shares........       0.24%             4.97%             6.20%
  Class C Shares........       4.48%             5.20%             6.24%
  Class R Shares........       5.13%             6.11%             7.20%

  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

  The cumulative total return figures for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, the Massachusetts Insured Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund, and the Connecticut Municipal Bond Fund, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods ended February 28, 1999, and for the period since inception February 28, 1999, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, respectively, were as follows:

                                            Cumulative Total Returns
                               ---------------------------------------------------
                                 One year    Five years   Ten years       From
                                  ended        ended        ended      Inception
                               February 28, February 28, February 28, February 28,
                                   1999         1999         1999         1999
                               ------------ ------------ ------------ ------------
      New York Municipal Bond
       Fund
        Class A Shares........    1.26%        29.41%      103.90%      128.31%
        Class B Shares........    0.88%        29.72%      101.84%      126.10%
        Class C Shares........    5.00%        31.32%       99.31%      119.37%
        Class R Shares........    5.88%        36.99%      118.58%      146.03%
      New York Insured
       Municipal Bond Fund
        Class A Shares........    0.52%        25.40%       96.41%      113.82%
        Class B Shares........    0.20%        25.37%       93.87%      111.33%
        Class C Shares........    4.53%        26.98%       91.59%      105.01%
        Class R Shares........    5.18%        32.59%      110.25%      130.08%
      Massachusetts Municipal
       Bond Fund
        Class A Shares........    0.66%        25.98%       95.11%      103.32%
        Class B Shares........    0.40%        26.02%       92.14%      100.06%
        Class C Shares........    4.62%        27.16%       89.69%       94.33%
        Class R Shares........    5.36%        32.84%      108.31%      118.26%
      Massachusetts Insured
       Municipal Bond Fund
        Class A Shares........    0.71%        24.63%       91.84%      105.69%
        Class B Shares........    0.32%        24.59%       89.36%      102.81%
        Class C Shares........    4.51%        25.84%       86.50%       96.67%
        Class R Shares........    5.26%        31.60%      104.98%      121.07%
      California Municipal
       Bond Fund
        Class A Shares .......    0.84%        27.88%       96.61%      131.03%
        Class B Shares........    0.45%        28.17%       94.64%      128.01%
        Class C Shares........    4.70%        29.54%       91.82%      121.04%
        Class R Shares........    5.50%        35.38%      110.63%      149.25%
      California Insured
       Municipal Bond Fund
        Class A Shares .......    0.93%        28.44%       99.05%      127.24%
        Class B Shares........    0.61%        28.24%       96.26%      124.25%
        Class C Shares........    4.81%        29.20%       92.92%      115.77%
        Class R Shares........    5.49%        35.39%      112.47%      144.03%
      Connecticut Municipal
       Bond Fund
        Class A Shares........    1.04%        28.52%       97.86%      118.31%
        Class B Shares........    0.77%        28.89%       97.74%      118.13%
        Class C Shares........    4.94%        30.46%       95.26%      113.42%
        Class R Shares........    5.83%        35.12%      108.02%      129.45%

  The cumulative total return figures for the New Jersey Municipal Bond Fund, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year and five-year periods (as applicable) ended February 28, 1999, and for the period since inception through February 28, 1999, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were as follows:

                                               Cumulative Total Returns
                                        --------------------------------------
                                                                      From
                                          One year    Five years   Inception
                                           ended        ended       through
                                        February 28, February 28, February 28,
                                            1999         1999         1999
                                        ------------ ------------ ------------
      New Jersey Municipal Bond Fund
        Class A Shares.................    0.55%        27.36%       53.32%
        Class B Shares.................    0.24%        27.42%       52.40%
        Class C Shares.................    4.48%        28.84%       52.73%
        Class R Shares.................    5.13%        34.55%       62.72%

  Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using the 46.8% maximum combined marginal federal and state tax rate for 1999, the annual taxable equivalent total return for the Massachusetts Municipal Bond Fund's shares for the five-year period ended February 28, 1999 with respect to the Class R shares was 10.90%.

  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U. S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The minimum initial investment is $3,000 per fund share class, and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Eligibility

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen unit trust, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Unit Trust or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant is $3,000 and, the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant in the program is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free (800) 257-8787.

  Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased, by the following categories of investors:

  . investors purchasing $1,000,000 or more;

  . officers, trustees and former trustees of the Nuveen and Flagship Funds;

  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 2.5% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members

(i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  Class R Share Purchase Eligibility. Class R Shares are available for purchases of $2.5 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  Any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

  In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such unit investment trusts in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time.

  If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. You may not exchange Class B Shares for shares of a Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C Shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following six special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; and 6) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 12% of the current market value. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

General Matters

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Fund's Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

  Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

  To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

  Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

  Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust II, dated February 1, 1997 and last renewed on July 31, 1998 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen, (or Flagship Financial, Inc. which Nuveen acquired on January 1, 1998) for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                 Year Ended               Year Ended               Year Ended
                             February 28, 1999        February 28, 1998        February 28, 1997*
                          ------------------------ ------------------------ ------------------------
                           Amount of     Amount     Amount of    Amount of   Amount of     Amount
                          Underwriting Retained By Underwriting Retained By Underwriting Retained By
                          Commissions    Nuveen    Commissions    Nuveen    Commissions    Nuveen
Fund                      ------------ ----------- ------------ ----------- ------------ -----------
New Jersey Fund.........      $186          25         242           33         206           19
                                 Year Ended               Year Ended               Year Ended
                             February 28, 1999        February 28, 1998        February 28, 1997
                          ------------------------ ------------------------ ------------------------
                           Amount of     Amount     Amount of    Amount of   Amount of     Amount
                          Underwriting Retained By Underwriting Retained By Underwriting Retained By
                          Commissions    Nuveen    Commissions    Nuveen    Commissions    Nuveen
Fund                      ------------ ----------- ------------ ----------- ------------ -----------
New York Fund...........      $149          23         367           60         244           24
New York Insured Fund...      $171          21         308           48         394           49
California Fund.........      $161          21         272           38         209           31
California Insured Fund.      $199          32         310           45         338           52
Massachusetts Fund......      $ 92           9         103           13          99            9
Massachusetts Insured
 Fund...................      $ 60          10          56            7          79           11

                                Year Ended               Year Ended               Year Ended
                            February 28, 1999        February 28, 1998       February 28, 1997**
                         ------------------------ ------------------------ ------------------------
                          Amount of     Amount     Amount of    Amount of   Amount of     Amount
                         Underwriting Retained By Underwriting Retained By Underwriting Retained By
                         Commissions    Nuveen    Commissions    Nuveen    Commissions    Nuveen
Fund                     ------------ ----------- ------------ ----------- ------------ -----------
Connecticut Fund........     $343          42         504           61         127           18

--------
  *For the thirteen month period ended February 28, 1997.
  **For the nine month period ended February 28, 1997.

DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended February 28, 1999, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. Prior to February 1, 1997, the service fee for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the New Jersey Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, and the Massachusetts Insured Municipal Bond Fund was .25% for both Class A and Class C Shares and the distribution fee was
 .75% for Class C Shares. Thereafter, the service fee for the Class A and Class C Shares was .20% and the distribution fee for the Class C Shares was .55%. For the period from June 1, 1996 to January 31, 1997, the service fee for the New Jersey Intermediate Fund and the Connecticut Municipal Bond Fund Class C Shares was .20% and the distribution fee was .20% for the Class A Shares and .75% for the Class C Shares; thereafter, the fees were the same as the aforementioned Funds.

                                                           Compensation Paid to
                                                          Authorized Dealers for
                                                            end of Fiscal 1999
                                                          ----------------------
New York Municipal Bond Fund
  Class A................................................        $159,739
  Class B................................................        $ 72,777
  Class C................................................        $ 55,635
New York Insured Municipal Bond Fund
  Class A................................................        $ 95,428
  Class B................................................        $ 89,703
  Class C................................................        $ 21,951
New Jersey Municipal Bond Fund
  Class A................................................        $ 90,001
  Class B................................................        $ 66,212
  Class C................................................        $ 61,233
California Municipal Bond Fund
  Class A................................................        $ 66,499
  Class B................................................        $ 45,809
  Class C................................................        $ 50,148
California Insured Municipal Bond Fund
  Class A................................................        $ 81,099
  Class B................................................        $ 63,652
  Class C................................................        $ 40,061
Connecticut Municipal Bond Fund
  Class A................................................        $437,384
  Class B................................................        $ 68,556
  Class C................................................        $ 98,745
Massachusetts Municipal Bond Fund
  Class A................................................        $ 24,070
  Class B................................................        $ 19,293
  Class C................................................        $ 19,355
Massachusetts Insured Municipal Bond Fund
  Class A................................................        $ 20,089
  Class B................................................        $ 10,454
  Class C................................................        $ 10,662

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago Illinois 60603 has been selected as auditors for all of the Funds. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of that firm in giving that report.

  The custodian of the Funds' assets is The Chase Manhattan Bank, 4 New York Plaza, New York 10004. The custodian performs custodial, fund accounting, portfolio accounting, shareholder, and transfer agency services.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Reports; each is included herein by reference. The Annual Reports accompany this Statement of Additional Information.

APPENDIX A

Ratings of Investments

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.
                                                                         VAI-MS2

                           PART C--OTHER INFORMATION

Item 22: Financial Statements.

Financial statements:

  Included in the Prospectus:

    Financial Highlights

  Included in the Statement of Additional Information through incorporation by reference to each Fund's most recent Annual and Semi-Annual Reports:

    Portfolio of Investments

    Statement of Net Assets

    Statement of Operations

    Statement of Changes in Net Assets

    Report of Independent Public Accountants

Item 23: Exhibits.

     a.1 Declaration of Trust of Registrant. Filed as Exhibit 1(a) to Regis-trant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
     a.2 Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated October 11, 1996. Filed as Ex-hibit 1(b) to Registrant's Registration Statement on Form N-1A (File
          No. 333-14729) and incorporated herein by reference thereto.
     a.3  Certificate for the Establishment and Designation of Classes dated
          July 10, 1996. Filed as Exhibit 1(c) to Registrant's Registration
          Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
     a.4 Incumbency Certificate. Filed as Exhibit a.4 to Registrant's Regis-tration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
     b. By-Laws of Registrant. Filed as Exhibit 2 to Registrant's Registra-tion Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
     b.1  Amendment to By-Laws.
     c. Specimen certificates of Shares of each Fund. Filed as Exhibit 4 to Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
     d.1 Investment Management Agreement between Registrant and Nuveen Advi-sory Corp. Filed as Exhibit 5 to Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by refer-ence thereto.
     d.2  Renewal of Investment Management Agreement dated May 2, 1999.
     e.1 Distribution Agreement between Registrant and John Nuveen & Co. In-corporated. Filed as Exhibit 6 to Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by refer-ence thereto.
     e.2  Renewal of Distribution Agreement dated July 31, 1998.
     f.   Not applicable.
     g.   Custodian Agreement between Registrant and Chase Manhattan Bank.
          Filed as Exhibit 8 to Post-Effective Amendment No.1 to Registrant's
          Registration Statement on Form N-1A (file No.333-14729) and incorpo-rated herein by reference thereto.
     h.   Transfer Agency Agreement between Registrant and Chase Global Funds
          Services Company
     i.   Opinion of Morgan, Lewis & Bockius LLP.
     j.   Consent of Arthur Andersen LLP, Independent Public Accountants.
     k.   Not applicable.
     l.   Not applicable.
     m. Amended Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares and Class C Shares of each Fund.
     o. Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as Exhibit 18 to Registrant's Registration Statement on Form N-1A (File No. 333-
          14729) and incorporated herein by reference thereto.
 99(a). Original Power of Attorney for Judith M. Stockdale authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to execute the Reg-istration Statement on her behalf as one of the Registrant's Direc-tors. Original Powers of Attorney for all of Registrant's other Di-rectors authorizing, among others, Gifford R. Zimmerman and Larry W.
          Martin to execute the Registration Statement were filed as Exhibit
          99(a) to Registrant's Registration Statement on Form N-1A (File No.
          333-14729) and is incorporated herein by reference thereto.
 99(b). Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registrant's
          Registration Statement pursuant to power of attorney.
 99(c).   Code of Ethics and Reporting Requirements. Filed as Exhibit 99(c) to
          Post-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by refer-ence thereto.

Item 24: Persons Controlled by or under Common Control with Registrant Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                ----------------

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser

Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen Taxable Funds Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., and Nuveen Tax-Free Reserves, Inc. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than Timothy R. Schwertfeger, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

Timothy R. Schwertfeger is Chairman and Director of Nuveen Advisory Corp., the investment adviser. Mr. Schwertfeger has, during the last two years, been Chairman and formerly Executive Vice President and Director of the John Nuveen Company, John Nuveen & Co. Incorporated, and Nuveen Institutional Advisory Corp.; Chairman and Director (since January 1997) of Nuveen Asset Management, Inc.; Director (since 1996) of Institutional Capital Corporation; Chairman and Director of Rittenhouse Financial Services, Inc.

Item 27: Principal Underwriters

(a) John Nuveen & Co., Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies:Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund Inc., Nuveen Tax-Free Reserves, Inc., Flagship Admiral Funds Inc., Nuveen Investment Trust and Nuveen Investment Trust II. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust, and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies:
Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund.

(b)


Name and Principal           Positions and Offices           Positions and Offices
Business Address             with Underwriter                with Registrant
----------------------------------------------------------------------------------
Timothy R. Schwertfeger      Chairman of the Board,          Chairman of the Board
333 West Wacker Drive        Chief Executive Officer         and Trustee
Chicago, Illinois 60606      and Director
John P. Amboian              President                       None
333 West Wacker Drive
Chicago, IL 60606
William Adams IV             Vice President                  None
333 West Wacker Drive
Chicago, Illinois 60606
Judson T. Bergman            Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Alan G. Berkshire            Vice President                  Vice President and
333 West Wacker Drive        and Secretary                   Assistant Secretary
Chicago, IL 60606
Clifton L. Fenton            Vice President                  None
333 West Wacker Drive
Chicago, IL 60606

                                                            Positions and
Name and Principal                    Positions and Offices Offices
Business Address                      with Underwriter      with Registrant
-------------------------------------------------------------------------------
Kathleen M. Flanagan                  Vice President        Vice President
333 West Wacker Drive
Chicago, Illinois 60606
Stephen D. Foy                        Vice President        Vice President and
333 West Wacker Drive                                       Controller
Chicago, Illinois 60606
Michael G. Gaffney                    Vice President        None
333 West Wacker Drive
Chicago, Illinois 60606
Richard D. Hughes                     Vice President        None
Two Radnor Corporate Center
Radnor, PA 19087
Anna R. Kucinskis                     Vice President        Vice President
333 West Wacker Drive
Chicago, Illinois 60606
Robert B. Kuppenheimer                Vice President        None
333 West Wacker Drive
Chicago, Illinois 60606
Larry W. Martin                       Vice President and    Vice President and
333 West Wacker Drive                 Assistant Secretary   Assistant Secretary
Chicago, Illinois 60606
Thomas C. Muntz                       Vice President        None
333 West Wacker Drive
Chicago, Illinois 60606
Stuart W. Rogers                      Vice President        None
333 West Wacker Drive
Chicago, Illinois 60606
Bradford W. Shaw, Jr.                 Vice President        None
333 West Wacker Drive Chicago, Illi-
nois 60606
Paul C. Williams                      Vice President        None
333 West Wacker Drive
Chicago, Illinois 60606
Margaret E. Wilson                    Vice President and    None
333 West Wacker Drive                 Corporate Controller
Chicago, Illinois 60606
Gifford R. Zimmerman                  Vice President and    Vice President and
333 West Wacker Drive                 Assistant Secretary   Secretary
Chicago, Illinois 60606

(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp. or Chase Global Funds Services Company.

Chase Global Funds Services Company, P.O. Box 5186, New York, New York 10274-5186, maintains all the required records in their capacity as transfer, dividend paying, and shareholder service agents for the Funds.

Item 29: Management Services
Not applicable.

Item 30: Undertakings
(a) Not applicable.

(b) Not applicable.

(c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Sharehold-ers upon request and without charge.

(d) The Registrant agrees to call a meeting of shareholders for the purpose of voting upon the question of the removal of any trustee or trustees when re-quested to do so in writing by the record holders of at least 10% of the Reg-istrant's outstanding shares and to assist the shareholders in communications with other shareholders as required by section 16(c) of the Act.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Registration Statement meets all the requirements for effectiveness under paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 29th day of June, 1999.

                                     NUVEEN FLAGSHIP MULTISTATE TRUST II

                                          /s/ Gifford R. Zimmerman
                                     -----------------------------------------
                                          Gifford R. Zimmerman, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signature                     Title                       Date
            ---------                     -----                       ----
      /s/ Stephen D. Foy
 -------------------------------
         Stephen D. Foy          Vice President and               June 29, 1999
                                  Controller (Principal
                                  Financial and
                                  Accounting Officer)

     Timothy R. Schwertfeger     Chairman of the Board
                                  and Trustee (Principal
                                  Executive Officer)
        Robert P. Bremner        Trustee
        Lawrence H. Brown        Trustee
      Anne E. Impellizzeri       Trustee
         Peter R. Sawers         Trustee
      William J. Schneider       Trustee
       Judith M. Stockdole       Trustee

                                                    /s/ Gifford R. Zimmerman
                                                By____________________________
                                                        Gifford R. Zimmerman
                                                          Attorney-in-Fact

                                                         June 29, 1999

An original power of attorney authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant has been executed and is incorporated by reference in this Registration Statement.

                                 EXHIBIT INDEX

                                                                   Sequentially
  Exhibit                                                            Numbered
  Number                          Exhibit                              Page
  -------                         -------                          ------------
   b.1     Amendment to By-Laws.
   d.2     Renewal of Investment Management Agreement dated
           April   , 1999.
   e.2     Renewal of Transfer Agent Agreement dated
               .
    h.     Transfer Agency Agreement between Registrant and
           Chase Global Funds Services Company.
    i.     Opinion of Morgan, Lewis & Bockius LLP.
    j.     Consent of Arthur Andersen LLP, Independent Public
           Accountants.
    m.     Amended Plan of Distribution and Service Pursuant to
           Rule 12b-1 for the Class A Shares, Class B Shares,
           and Class C Shares of each Fund.
 99(b).    Certified copy of Resolution of Board of Trustees au-
           thorizing the signing of the names of trustees and
           officers on the Registrant's Registration Statement
           pursuant to power of attorney.